EXHIBIT 99.2

Valuation of
Valrico Bancorp, Inc.

Valrico, Florida

As of December 31, 2003

Prepared for:

Trustees of the KSOP Plan of
Valrico Bancorp, Inc.

Prepared By:

Austin Associates, LLC
Toledo, Ohio

February 2004

Valuation of
Valrico Bancorp, Inc.
As of December 31, 2003

TABLE OF CONTENTS

			Page
I.	Executive Summary		1
II.	Valuation Approaches and Methodology		3
III.	Company Analysis		4
IV.	Discounted Cash Flow Value		7
V.	Net Asset Value		10
VI.	Guideline Transactions		13
VII.	Market Price		16
VIII.	Fair Market Value		16

		Tables	Tab
	Historical Performance	1.1 — 1.11	1
	Discounted Cash Flow Value	2.1 — 2.4	2
	Net Asset Value	3.1 — 3.8	3
	Guideline Transactions — Indications of Value Derived From Minority Share Transactions	4.1 — 4.4	4
	Guideline Transactions — Indications of Value Derived From Sale of Control Transactions	5.1 — 5.5	5
	Summary Presentation	6.1	6

		Exhibits
	Economic and Demographic Data	A	7
	Deposit Growth Trends	B — D
	Summary of Restricted Stock Studies	E
	Summary of Marketability Discount Tax Cases	F

Valuation of
Valrico Bancorp, Inc.
As of December 31, 2003

I.	EXECUTIVE SUMMARY

     Austin Associates, LLC, (“Austin Associates”) a Toledo, Ohio-based financial institution consulting firm has been retained by Valrico Bancorp, Inc., Valrico, Florida, (“Company”) to determine the fair market value (“FMV”) of the common stock of Company as of December 31, 2003. The valuation and analysis includes Company’s subsidiary bank, Valrico State Bank, Valrico, Florida (“Bank”). FMV has been determined on a minority share basis for use by the Trustees of the KSOP of Company.

     For purposes of this appraisal, FMV is defined as “the probable price at which shares would change hands between a willing buyer and a willing seller, neither being under compulsion to buy or sell, each having reasonable knowledge of all relevant facts.” The FMV of a minority share is attributed to transactions involving small blocks of Company’s common shares, such as arm’s length trades, redemptions, purchases by a KSOP, and other similar transactions. The characteristics of a typical KSOP transaction qualify as a minority share transaction and FMV standards can be applied.

     In connection with the preparation of this appraisal, Austin Associates has considered the following factors: (i) the nature of the business and history of the enterprise; (ii) the economic outlook in general and the condition and outlook of the specific industry in particular; (iii) the financial condition of the business; (iv) the earning capacity of the company; (v) the dividend-paying capacity of the company; (vi) the nature and value of the tangible and intangible assets of the business; (vii) sale of the stock and the size of the block to be valued; (viii) the market price of the stocks of corporations engaged in the same or similar lines of business having their stocks actively traded in a free and open market, either on an exchange or over-the-counter; (ix) the marketability or lack thereof, of the securities being valued; and (x) determination of any control premiums or minority share discounts.

     In April 2003, Austin Associates completed a valuation for Company using December 31, 2002 information. This valuation discusses the key assumptions utilized in this updated appraisal and any changes in the financial condition of Company and Bank since December 31, 2002. This report incorporates by reference the basic valuation theory and methodology from our previous appraisal reports.

     Presented below is a summary of our FMV conclusion. Specific discussion of the assumptions and methodology used in our analysis is included in the remaining sections of the report.

		% of	Multiple
	Value	Tangible	of LTM Core
	Per Share	Book Value	Diluted EPS
Fair Market Value	$42.50	137%	10.6

     Austin Associates has determined the above value based upon information supplied to us by Company and Bank. We do not express an opinion on the accuracy of information supplied to us which we used in the preparation of this report, and we are not responsible for errors or omissions that might be contained in such materials. In addition, our firm does not have a present or contemplated future interest with Company or Bank or any other interest that might tend to prevent us from making a fair and unbiased appraisal.

II.	VALUATION APPROACHES AND METHODOLOGY

     The appraisal methodology utilized by Austin Associates in our previous valuations of Company is hereby incorporated by reference to this report. The valuation approaches considered include the following:

     A. Discounted Cash Flow Value Technique: Discounted cash flow analysis based on earnings capacity.

     B. Net Asset Value Approach: Market value of assets less market value of liabilities.

     C. Guideline Transactions: This analysis is based on two sets of guideline transactions, including: (1) price-to-earnings multiples and price-to-book value ratios for selected publicly traded companies; and (2) price-to-earnings multiples and price-to-book value ratios for selected bank sale transactions. We have applied a minority share discount to all sale transaction multiples to determine appropriate minority share level indications of value under this methodology.

     D. Market Price: The actual price for minority shares of Company’s stock traded in arm’s length transactions.

     The valuation must also consider the liquidity of the market for the stock being valued. The end of this report provides empirical information on the use of marketability discounts and specific factors considered in this appraisal.

     In prior valuations we have applied a marketability discount to each valuation approach. With this valuation, Austin Associates applied the marketability discount after reviewing all valuation approaches. Refer to the Fair Market Value Section of this report for the use of marketability discount.

III.	COMPANY ANALYSIS

A.	Company Profile

     Company operates Bank as its wholly owned subsidiary. Bank has its main office located in Valrico, with branches in Plant City, Brandon and Riverview. Company purchased its main office location at 1815 E. State Road 60 in January of 1997.

     Company has one class of capital stock outstanding, consisting of 323,990 shares of issued and outstanding common stock. At year-end 2003, Company had consolidated common equity of $10.1 million or $31.08 per share. Consolidated 2003 net income for Company equaled $1.4 million, or $4.55 per share, based on average shares outstanding of 316,243. Company’s 2003 diluted earnings per share equaled $4.17. Company had 64,613 stock options outstanding as of December 31, 2003. The options have a weighted average exercise price of $16.73. Optionees became fully vested on the date of grant.

B.	Markets

     Company is headquartered and operates its main office in Valrico, Florida and has branch offices in Plant City, Brandon and Riverview, Florida. All communities are located in Hillsborough County. The following chart presents population data for those cities in which Company operates, along with Hillsborough County and the State of Florida:

	2000	2003	Change	2008	Change
POPULATION	Census	Current	2000-2003	Projected	2003-2008
Plant City	29,915	32,044	7.1%	35,516	10.8%
Riverview	12,035	13,646	13.4%	16,200	18.7%
Valrico/Brandon	77,895	86,224	10.7%	99,497	15.4%
Hillsborough County	998,948	1,069,175	7.0%	1,182,736	10.6%
State of Florida	15,982,378	16,959,416	6.1%	18,607,894	9.7%

     This data indicates that the market area Company currently serves is characterized by positive population growth trends that exceed the State of Florida. Presented in the following chart are median household income figures for Company’s market area:

MEDIAN	2000	2003	Change	2008	Change
HH INCOME	Census	Current	2000-2003	Projected	2003-2008
Plant City	$38,225	$42,118	10.2%	$48,469	15.1%
Riverview	$52,022	$59,921	15.2%	$68,972	15.1%
Valrico/Brandon	$52,126	$58,392	12.0%	$65,963	13.0%
Hillsborough County	$41,309	$46,038	11.4%	$53,532	16.3%
State of Florida	$39,303	$43,216	10.0%	$48,396	12.0%

     In addition to positive population growth trends, Company’s market area is characterized by above-average income when compared to the State of Florida. A more complete economic and demographic analysis of Company’s market area is provided as Exhibit A in Section 7.

     Exhibit B presents deposit growth trends by branch as of June 30, 2003 for Company’s offices. Exhibit C presents deposit market share analysis for those cities in which Company has offices and Exhibit D contains deposit growth and market share trends for Hillsborough County. Deposits held by financial institutions operating offices in Hillsborough County have increased approximately 9.8 percent per year from June 1999 through June 2003. During the same time period, Company’s deposits in Hillsborough County increased from $77.1 million to $112.3 million, representing a compound annual growth rate of 9.8 percent.

     In Valrico, Company ranks first out of seven institutions with a 28.9 percent deposit market share. Company ranks twelfth out of sixteen institutions in Brandon with a 2.1 percent deposit market share. In Plant City, Company ranks eighth out eight of institutions with a 2.2 percent deposit market share. In Riverview, Company ranks third out of three institutions with an 11.4 percent deposit market share.

C.	Historical Performance (Tables 1.1 through 1.11)

     Austin Associates has reviewed pertinent historical financial information of Company and Bank from 1998 through December 31, 2003. Tables 1.1 — 1.5 contain the historical performance of Bank on an annual basis since 1998. Tables 1.6 — 1.10 present Bank’s quarterly performance since September 30, 2002. Table 1.11 presents Company’s consolidated financial performance since 1998. Presented below are summary financial highlights:

     1. Growth: Bank’s total assets have increased from $78.9 million as of December 31, 1998 to $121.5 million as of December 31, 2003. This represents total growth of 54.0 percent, or 9.0 percent compounded annually. Total deposits have increased from $70.6 million to $106.9 million over the same time frame, representing annual compounded growth of 8.7 percent. Total loans of $86.1 million, equaling 70.9 percent of assets as of December 31, 2003, have increased 8.8 percent per year since 1998. In 2003, total deposits increased 5.0 percent, total assets increased 6.9 percent, and total loans increased 14.2 percent.

     2. Capital: As of December 31, 2003, Bank’s equity capital was $10.1 million and its leverage ratio equaled 7.91 percent, compared to 7.23 percent as of December 31, 2002. Company has recorded an average dividend payout ratio of 3.1 percent between 1999 and 2003.

     3. Asset Quality: Bank had $0 in nonperforming loans as of December 31, 2003, compared to $535,000 in nonperforming loans as of December 31, 2002. As a percent of total assets, nonperforming assets decreased from 0.47 percent at December 31, 2002 to 0.25 percent at December 31, 2003. Net loan losses as a percent of average loans approximated 0.12 percent for 2002, compared to net loan recoveries of 0.5 percent for the year ending December 31, 2003 and average net loan losses of 0.10 percent between 1999 and 2003. The loan loss reserve level of Bank was $1.2 million, or 1.40 percent of total loans.

     4. Earnings: Bank’s net income for 2003 equaled $1.5 million, which corresponds to a return on average assets (ROAA) of 1.22 percent. Bank’s net income for 2002 equaled $809,000, or 0.73 percent of average assets. Bank’s ROAE for fiscal year 2002 and 2003 was 10.11 percent and 15.88 percent, respectively. Bank’s net interest income (TE) to average assets for 2003 was 4.46 percent, compared with 4.23 percent in 2002. Overhead expenses relative to average assts decreased from 4.02 percent in 2002 to 3.44 percent in 2003. Noninterest income decreased from 1.07 percent of average assets in 2002 to 0.90 percent of average assets in 2003. Total loan loss provision in 2003 measured $150,000 compared to $120,000 in 2002.

     5. Per Share Data: As of December 31, 2003, Company had 323,990 shares of common stock outstanding. Book value per share measured $31.08. Company’s 2003 basic earnings per share equaled $4.55, compared to $2.86 for 2002. Company’s 2003 diluted earnings per share equaled $4.17. Company paid dividends of $0.13 per share in 2003.

IV.	DISCOUNTED CASH FLOW VALUE (Tables 2.1 through 2.4)

     The discounted cash flow (“DCF”) value technique developed by Austin Associates determines the value of a bank on an earnings basis through the use of a DCF model. The model projects net income over a period of five years. From these projections, excess capital or “cash flow” is determined based upon the bank’s required equity capital to asset ratio. The future cash flows are “discounted” to a present value equivalent. This involves the use of an appropriate discount rate that accounts for the degree of risk related to not obtaining the estimated cash flows. At the end of five years, a residual value is calculated. The residual value is converted to its present value equivalent by the discounting method. The present value of the projected cash flows added to the present value of the residual value determines the DCF value.

     Table 2.1 projects Bank’s net income over the next five years. The net income and return on average asset projections for the next five years are presented below:

	(Dollar Amounts in Thousands)
	Period 1	Period 2	Period 3	Period 4	Period 5
Total Assets	$131,222	$141,720	$153,058	$165,302	$178,526
Net Income	$1,461	$1,597	$1,744	$1,905	$2,080
ROAA	1.16%	1.17%	1.18%	1.20%	1.21%

     Net interest income (TE) is projected to equal 4.47 percent of average assets in period one through five. Noninterest income is projected to remain at 0.90 percent of average assets in periods one through five. Total overhead expense as a percent of average assets is projected to decrease from 3.45 percent in period one to 3.37 percent in period five. The provision for loan loss is projected to be $152,000 in period one and increase in subsequent years to $206,000 in period five.

     The net income projections detailed in Table 2.1 are the basis of the DCF model. Other key assumptions are presented below:

1.	The required equity capital to asset ratio is 7.0 percent. For purposes of the DCF model, equity capital excludes FAS 115 adjustments on investment securities classified as available-for-sale.

2.	Asset growth was projected to be 8.0 percent in periods one through five.

3.	To establish a reasonable discount rate, Austin Associates reviewed long-term compound annual stock market returns for various market indices. According to the Ibbotson Associates, Inc. widely recognized Stocks, Bonds, Bills, and Inflation (SBBI) 2003 Yearbook, the compound annual return for the period 1926-2002 for large company stocks was 10.2 percent and for small company stocks was 12.1 percent. Based on our experience in valuing community banks and the Ibbotson SBBI database, we have selected a specific discount rate of 12.5 percent for this appraisal.

     The above assumptions allow Bank’s asset and equity base to be projected for five years and, as a result, excess capital or cash flow can be determined. The calculation of the residual value is a process of capitalizing the fifth year earnings projection. The appropriate capitalization rate was determined to be the 12.5 percent discount rate less an estimated annual growth rate after year five. We have projected a three-percent growth in earnings for years six and beyond. This results in an implied price/earnings multiple of 10.5 for the residual value. As a result, the residual value at the end of the fifth year is estimated to be $21.5 million, or 174 percent of Bank’s projected tangible book value at the end of the fifth year.

     The next step of the DCF model present values the cash flows and residual value based on the 12.5 percent discount rate. This results in a present value of the residual value of $12.0 million and a present value of the cash flows of $4.8 million.

     Finally, the DCF value of Bank is calculated by adding the present value of the projected cash flows to the present value of the residual value. The DCF value of Bank, as a result, equals $16.7 million.

     After calculating the DCF value of Bank, it becomes rather straightforward to calculate the value of Company under this approach. On the parent company balance sheet, the value of Bank is restated to the amount determined using the DCF method. It was determined that no other adjustments were necessary for the other assets and liabilities of Company at the parent company level. Refer to Table 2.3.

     In addition, it is necessary to adjust the value of Company to reflect the effect of its stock options. This adjustment is shown in Table 2.4. Presented below are summary results from this analysis:

Discounted Cash Flow Value Results
Indication of Value	$44.81
% of Book Value	144%
Multiple of 2003 Core Diluted EPS	11.1

     These results do not reflect any discount for lack of marketability of the stock. The discount will be discussed in Section VIII.

V.	NET ASSET VALUE (Tables 3.1 through 3.8)

     The second method utilized in determining value is termed the net asset value approach. This process involves taking the book value of the bank and assessing premiums or discounts to the balance sheet accounts based upon the current market value of the assets and liabilities. A summary of the adjustments is provided in Table 3.1, while the detailed specifics of the calculations are provided in supporting Tables 3.2 through 3.8. The following adjustments were determined:

1.	An adjustment to the securities portfolio is made based upon market value comparison on a pretax basis. Available-for-sale securities are already adjusted in the equity portion of the balance sheet on an after-tax basis. The market value of the held-to-maturity portfolio results in a premium of $64,000.

2.	The loan portfolio was adjusted based on the yield, repricing and maturity structures of the portfolio. Premiums and discounts are calculated for above and below market rate yielding loans, respectively. Bank’s loan yield was calculated based on December 31, 2003 regulatory filings and internal reports, while the market rate was based on Bank’s loan portfolio composition and the national average loan rate for each loan category from BankRate.com. From this analysis, a premium of $1.1 million to the loan portfolio was calculated. Refer to Table 3.2.

3.	The loan portfolio is also valued on a credit quality basis. The allowance for loan losses is a valuation reserve which theoretically reflects management’s estimate of future potential loss due to credit quality in the loan portfolio. The calculation of the adequacy of the loan loss reserve, as prepared by management, has been utilized to set the credit quality adjustment for the loan portfolio. As of December 31, 2003, no calculation of the adequacy of the loan loss reserve was provided by Bank, and we have estimated the loan loss reserve to be fully funded. As a result, no excess or deficit premium was assumed.

Austin Associates did not perform an independent investigation of the loan portfolio to determine the adequacy of the loan loss reserve. We have relied on management’s assessment of potential loss as presented in the information supplied to us.

4.	No current appraisals were available on Bank’s fixed assets. As a result, no adjustment has been made to the fixed asset account of Bank.

5.	As of December 31, 2003, Bank had other real estate owned (OREO) totaling $303,000. A discount is typically applied to reflect the opportunity cost of nonearning assets, carrying costs, legal and administrative expenses, and the potential for future loss exposure. A 10 percent discount to this account was applied to reflect the nonperforming status of these assets. Refer to Table 3.3.

6.	The certificate of deposit accounts (CDs) were adjusted to market value based on the cost and maturity structure of the portfolio. To do this, we compare the cost structure of the CD portfolio to current market rates. Utilizing the rates and maturity structure outlined in Table 3.4, a discount of $380,000 was determined.

7.	Bank’s borrowings were adjusted to market value based on the cost and maturity structure of the outstanding borrowings. Based on a comparison of the cost structure of the outstanding borrowings and current market rates, a discount of $153,000 was determined. Refer to Table 3.5.

8.	Table 3.6 reflects Bank’s core deposit value, representing the goodwill or going concern value of Bank. We have calculated a core deposit premium of $4.6 million or 6.5 percent of total core deposits.

     Presented below is a summary of the adjustments made using the net asset value method:

$000
Securities (Held-to-Maturity)	$64
Loan Portfolio — Yield Basis	$1,121
Loan Portfolio — Credit Quality	$0
Premises and Fixed Assets	$0
Other Real Estate Owned	($30)
Certificates of Deposit	($380)
Borrowings	($153)
Other Liabilities	$0
Core Deposit Value	$4,642

Total Adjustments	$5,264

     Based upon the above adjustments, we have determined the net asset value of Bank to be $15.3 million. This represents 152 percent of Bank’s December 31, 2003 equity capital.

     After calculating the net asset value of Bank, it becomes rather straightforward to calculate the value of Company under this approach. On the parent company balance sheet, the value of Bank is restated to the amount determined using the net asset value method. It was determined that no other adjustments were necessary for the other assets and liabilities of Company at the parent company level. Refer to Table 3.7.

     In addition, it is necessary to adjust the value of Company to reflect the effect of its stock options. This adjustment is shown in Table 3.8. Presented below are summary results from this analysis:

Net Asset Value Results
Indication of Value	$41.28
% of Book Value	133%
Multiple of 2003 Core Diluted EPS	10.3

     These results do not reflect any discount for lack of marketability of the stock. The discount will be discussed in Section VIII.

VI.	GUIDELINE TRANSACTIONS

     The third valuation method utilized is a guideline transactions approach. Given that most community bank stocks do not trade in an efficient market, we have used a guideline transactions approach based on both a minority stock trading level and a sale of control basis. In order to adjust the bank sale pricing multiples to an appropriate minority share level of value, we applied a minority share discount.

     A. Indications of Value Derived from Minority Share Transactions (Tables 4.1 through 4.4): Table 4.1 presents financial and stock performance information for publicly traded banks in Florida with total assets less than $500 million. Table 4.2 presents financial and stock performance information for publicly traded banks in the southeastern region using the following criterion: (1) assets between $50 million and $250 million, (2) a core ROAA between 0.5 percent and 1.5 percent, (3) a core ROAE greater than 8.0 percent, and (4) a tangible equity to tangible assets ratio between 6.0 percent and 9.0 percent. Table 4.3 presents financial and stock performance information for publicly traded banks in the nation using the following criterion: (1) assets between $75 million and $200 million, (2) a core ROAA between 0.5 percent and 1.5 percent, (3) a core ROAE greater than 9.0 percent, and (4) a tangible equity to tangible assets ratio between 5.0 percent and 9.0 percent. The following chart details the median financial and stock performance results for the three selective peer groups and for Company:

	Total	Tg Equity/	LTM Core	LTM Core	Price/		Price/LTM
Peer Group	Assets	Tg Assets	ROAA	ROAE	Tg Book		Core EPS
Florida	$183,535	8.81%	0.74%	7.24%	185%		23.4
Southeast	$197,429	7.96%	0.99%	12.36%	203%		18.6
National	$159,936	7.60%	0.87%	12.06%	200%		17.8

Company (1)	$122,882	8.19%	1.14%	15.03%	185	%(2)	15.0 (2)

(1)	Based on core net income of $1,386,000.

(2)	Selected multiple.

     In determining comparable price-to-tangible book and price-to-earnings multiples, we have considered various factors, including: (1) Company’s underlying financial condition and performance in relation to the selected organizations; and (2) the nature of the geographic market area served by Company in relation to the selected organizations. After considering these and other factors, we have selected price-to-tangible book and price-to-earnings multiples of 185 percent and 15.0, respectively, to develop indications of value for Company (Refer to Table 4.4). Presented below are summary results from this analysis:

Guideline (Minority Share) Transaction Summary

Based on Price/Tangible Book Approach	$57.49
Based on Price/Core Earnings Approach	$60.31

     These results do not reflect any discount for lack of marketability of the stock. The discount will be discussed in Section VIII.

B.	Indication of Value Derived from Sale of Control Transactions (Tables 5.1 through 5.5):

     Tables 5.1 through 5.3 provide transaction data, including prices paid and financial performance for three selective peer groups. The first peer group includes Florida bank sale transactions announced in 2003. The second peer group includes Southeastern bank sale transactions with seller’s assets between $75 million and $300 million, a tangible equity to tangible assets ratio less than 10.0 percent and positive year-to-date earnings. The third peer group includes bank sale transactions nationally with seller’s assets between $75 million and $250 million, an ROAA between 0.75 percent and 1.50 percent and a tangible equity to tangible assets ratio less than 10.0 percent. The following chart details the median financial and deal statistics for the three selective transaction groups and for Company:

	Total	Tg Equity/	YTD	YTD	Price/		Price/LTM
M&A Peer	Assets	Tg Assets	ROAA	ROAE	Tg Book		Core EPS
Florida	$136,265	7.60%	0.80%	9.35%	311%		31.3
Southeastern	$157,206	8.17%	0.80%	10.03%	271%		26.8
Nation	$128,350	7.95%	1.00%	11.68%	250%		22.0

Company(1)	$122,882	8.19%	1.14%	15.03%	250	%(2)	21.0 (2)

(1)	Based on core net income of $1,386,000.

(2)	Selected multiple.

     Based on our analysis of these transactions, we have selected a price-to-tangible book ratio of 250 percent and a price-to-earnings multiple of 21.0 to establish indications of value for Company under this guideline transactions methodology.

     The information in Table 5.4 reflects control premium information for bank sale transactions since 1999. The average and median prices paid in these transactions over the pre-announced stock trading levels of the target companies approximated between 33 — 56 percent. For 2003, the median three-month control premium measured 48.8 percent. Based on this data, we have selected a 45.0 percent control premium, resulting in an implied minority share discount of 31.0 percent. [1 – (1/(1+control premium))]. This minority discount has been applied to the selected control level multiples to establish indications of value on a minority interest level.

     Presented below are summary results from this analysis:

Guideline (Sale of Control) Transaction Summary

Based on Price/Tangible Book Approach	$53.58
Based on Price/Earnings Approach	$58.23

     These results do not reflect any discount for lack of marketability of the stock. The discount will be discussed in Section VIII.

VII.	MARKET PRICE

     The final valuation method considered is the market price of Company’s stock as reflected in actual trading prices. Twelve transactions involving Company’s stock were reported in 2003. The prices in these transactions equaled $30.00 per share, except for one transaction which occurred at $25.00 on February 3, 2003. A total of 21,453 shares exchanged hands in 2003, representing less than 7.0 percent of the shares outstanding as of December 31, 2003. Included in this total are 10,000 formerly retired shares sold by Company and 4,703 shares purchased via Company’s Stock Option Plan. Since Company’s stock is not listed on any exchange or quoted over-the-counter and given that little activity exists in the stock of Company, less weight will be given to the market price of Company.

VIII.	FAIR MARKET VALUE

A.	Description of Transaction

     The valuation is being used by the Trustees of the KSOP to establish the FMV of participant shares and purchases of shares by the KSOP. Therefore, FMV is established based on a minority share position in Company.

B.	Marketable Minority Interest

     The previous results represent the indicated value using several different valuation techniques. These values are of a minority interest and do not consider the marketability of the stock being valued. Therefore, these values represent the value associated with a marketable minority interest. After reviewing the previous results as summarized in Table 6.1, we have selected a value of $53.00 per share. The marketability discount, to be discussed in the following section, will be applied to this selected value.

C.	Marketability of Stock Being Valued

     The market for a minority share may be “efficient” if the shares of the underlying company trade actively in an open exchange or market. Most stocks of small bank holding companies, however, do not trade actively. As discussed in the previous sections, Company’s stock does not trade on an efficient market nor does it trade frequently. In these cases, attaching a lack of marketability discount is a common and proven valuation concept. This concept has been supported in market studies and in the U.S. tax courts.

     In considering a marketability discount, studies providing empirical data on marketability discounts were first reviewed. Presented in Exhibit E is a summary of 11 restricted stock studies performed since 1966. The marketability discounts from these studies vary depending on the type of study, the time period of analysis, and number of transactions reviewed. These studies range from discounts of 23 percent to 50 percent with the majority between 30 and 35 percent.

     Exhibit F presents a summary of valuation cases accumulated by the 2003/2004 Federal Tax Valuation Digest. The range of discounts for lack of marketability ranges from 0 to 45 percent with an average and median discount of 25.4 and 25.0 percent, respectively, for the 42 cases identified.

     In determining the appropriate marketability discount for Company, the following factors are considered relevant:

1.	Company is relatively closely held with approximately 473 shareholders;

2.	Little or no independent trading activity exists in the stock of Company; and

3.	Company does not trade over-the-counter or on an exchange.

     A review of the factors listed above supports the previously applied discount of 20 percent. This discount reflects the lack of marketability in Company’s common stock, and has been uniformly applied to each of the appraisal methods.

D.	Fair Market Value

     Austin Associates has considered each valuation methodology in determining a per share fair market value. No specific formula or weighting was utilized in this appraisal to reach our fair market value conclusion. Presented below is a summary of the results:

Indication of
Value Per Share
Discounted Cash Flow Value Technique	$44.81
Net Asset Value Approach	$41.28
Guideline Transactions
Based on Minority Share Transactions
Price to Tangible Book Value	$57.49
Price to Earnings Multiple	$60.31
Based on Sale of Control Transactions
Price to Tangible Book Value	$53.58
Price to Earnings Multiple	$58.23
Market Price	$30.00
Indication of Value (Marketable Minority Interest)	$53.00
Marketability Discount	20%
Fair Market Value	$42.50
% of Book Value	137%
Multiple of 2003 Core Diluted EPS	10.6

     Based on the preceding discussion and analysis, the FMV of Company on a minority share basis is determined to be $42.50 per share. This equals 137 percent of December 31, 2003 equity capital and 10.6 times 2003 diluted core earnings per share. If Company intends to enter into a significant transaction involving its shares of common stock, Company should contact Austin Associates with specific details prior to executing the transaction.

Richard F. Maroney, Jr.	Date
Managing Director & Principal

Executive Summary Table 1
Valrico State Bank
Yearly Historical Performance — Highlights

Austin Associates LLC

Executive Summary Table 2
Valrico State Bank
Discounted Cash Flow Value Approach — Projection and Result
Highlights

Discounted Cash Flow Value Results

Parent Stated Book Value ($000)	$10,069
DCF Value Adjustment ($000)	$6,683

DCF Value ($000)	$16,752
Per Share	$51.71
Dilutive Effect of Options	($6.89)

Indication of Value Using DCF Value Approach

Per Share Value	$44.81
% of Book Value	144%
Multiple of 2003 Basic EPS	9.8
Multiple of 2003 Core Diluted EPS	11.1

Austin Associates LLC

Executive Summary Table 3
Valrico Bancorp, Inc.
Net Asset Value Approach — Key Highlights

Adjustments	$ 000

Securities (Held-to-Maturity)	$64
Loans and Leases (Yield Basis Adjustment)	$1,121
Credit Quality Adjustment	$0
Premises and Fixed Assets	$0
Other Real Estate Owned	($30)
Intangible Assets (Excluding MSRs)	$0
Other Assets (FASB 115 Deferred Tax Asset)	$0
Time Deposits	($380)
Borrowings	($153)
Other Liabilities (FASB 115 Deferred Tax Liability)	$0
Core Deposit Value	$4,642
Other Adjustments	$0

Total Bank Adjustments	$5,264
Other Adjustments	$0

Parent Stated Book Value ($000)	$10,069
Total Adjustments ($000)	$5,264

Net Asset Value ($000)	$15,333
Per Share Value	$47.33

Dilutive Effect of Options	($6.05)

Indication of Value Using Net Asset Value Approach

Per Share Value	$41.28
% of Book Value	133%
Multiple of 2003 Basic EPS	9.1
Multiple of 2003 Core Diluted EPS	10.3

Austin Associates LLC

Executive Summary Table 4
Summary Minority Share Pricing Information — As of 12/31/03

BANKS

	#	Total	Equity/	Core	Core	Price/	Price/Tg	Price/LTM
By Assets	Included	Assets	Assets	ROAA	ROAE	Book	Book	Core EPS
> 5.0 Billion	88	$16,699,974	8.37%	1.29%	14.65%	238%	304%	16.6
1-5 Billion	146	$1,939,548	8.51%	1.17%	13.43%	221%	262%	17.7
500 Million - 1 Billion	150	$678,956	8.51%	1.07%	12.27%	205%	219%	18.4
300 - 500 Million	123	$378,205	8.98%	1.05%	11.44%	183%	193%	17.6
100 - 300 Million	163	$190,302	8.95%	0.82%	8.97%	166%	170%	18.6
< 100 Million	28	$73,667	10.57%	0.57%	5.87%	142%	142%	20.8
By LTM Core ROAE
< 5%	71	$206,921	8.72%	0.17%	2.02%	141%	151%	52.4
5 - 10%	164	$344,780	8.95%	0.72%	7.99%	159%	171%	21.2
10 - 15%	304	$695,587	8.80%	1.10%	12.46%	203%	223%	17.3
> 15%	149	$1,253,571	8.01%	1.48%	17.27%	266%	304%	16.3
By Region
Mid Atlantic	155	$589,351	8.59%	1.06%	11.68%	211%	226%	18.7
Midwest	163	$697,185	8.68%	1.01%	11.29%	178%	198%	16.7
New England	35	$578,944	8.69%	0.99%	11.82%	202%	221%	17.6
Southeast	204	$397,884	8.77%	0.99%	11.13%	191%	203%	18.6
Southwest	28	$2,074,196	8.52%	1.05%	12.86%	204%	246%	17.8
West	113	$559,236	8.70%	1.19%	13.70%	227%	237%	17.9

Note: Company’s Core Performance

1998 - 2003 Average	12.81%
LTM 12/31/03	15.03%

Note: Company’s Core performance based on LTM Core Net Income of $1,386,000.

Austin Associates LLC

Executive Summary Table 5
Valrico Bancorp, Inc.
Guideline Transactions — Key Highlights
Minority Share Pricing Level

Comparable Price Data

	Selected Peer Groups			Company’s
	Florida (1)	SE Region (2)	National (3)	LTM Core
Performance	Median	Median	Median	Performance
Total Assets	$183,535	$197,429	$159,936	$122,882
Tg Equity/Tg Assets Ratio	8.81%	7.96%	7.60%	8.19%
LTM Core EPS Growth	20.8%	35.1%	44.7%	56.2%
LTM Core ROAA	0.74%	0.99%	0.87%	1.14%
LTM Core ROAE	7.24%	12.36%	12.06%	15.03%
Efficiency Ratio	75.46%	64.49%	65.16%	64.56%
Nonperforming Assets/Assets Ratio	0.12%	0.32%	0.23%	0.25%

Stock Price Multiples				Selected

Price/Tangible Book	185%	203%	200%	185%
Price/Earnings	23.4	18.6	17.8	15.0

Valuation Results

	Price/	Price/
	Tg Book	LTM Core EPS
	Approach	Approach
Company Per Share Data	$31.08	$4.02
Selected Multiple	185%	15.0
Indication of Value	$57.49	$60.31

(1) Refer to:	Table 4.1
(2) Refer to:	Table 4.2
(3) Refer to:	Table 4.3

Austin Associates LLC

Executive Summary Table 6
Summary M&A Statistics — (01/01/03 — 12/31/03)

BANK DEALS

		Total
		Assets	Equity/	YTD	YTD	Price/	Price/	Price/
Deals by Seller’s Assets	#	($000)	Assets	ROAA	ROAE	Book	Tg Book	LTM EPS
> 5.0 Billion	2	$103,812,794	10.00%	1.49%	14.82%	273%	346%	20.5
1-5 Billion	13	$2,458,878	8.21%	0.99%	11.34%	242%	276%	22.6
500 Million - 1 Billion	13	$623,593	7.09%	1.02%	13.60%	272%	307%	20.6
300 - 500 Million	17	$334,215	8.70%	1.16%	14.05%	227%	234%	20.1
100 - 300 Million	54	$167,315	8.54%	0.81%	9.97%	241%	247%	22.5
< 100 Million	70	$56,410	9.46%	0.81%	7.85%	184%	189%	20.3
Deals by Seller’s ROAE
< 5%	31	$57,584	8.79%	-0.18%	-1.56%	178%	178%	69.1
5 - 10%	49	$107,237	8.98%	0.74%	7.90%	208%	213%	28.0
10 - 15%	59	$192,017	8.66%	1.08%	12.75%	232%	247%	20.3
> 15%	29	$230,664	8.13%	1.52%	17.76%	269%	277%	18.3
Deals by Region
Mid Atlantic	21	$310,203	8.36%	0.95%	11.04%	259%	284%	22.6
Midwest	37	$96,434	9.00%	0.85%	10.24%	184%	196%	19.3
New England	7	$255,528	8.41%	0.81%	8.59%	248%	248%	22.6
Southeast	49	$164,485	8.51%	0.87%	11.64%	239%	245%	24.9
Southwest	27	$75,982	10.13%	0.81%	7.28%	202%	216%	20.6
West	28	$148,942	8.49%	0.94%	10.83%	209%	220%	19.7

Note: Company’s Core Performance

1998 - 2003 Average	12.81%
LTM 12/31/03	15.03%

Note: Company’s Core performance based on LTM Core Net Income of $1,386,000.

Austin Associates LLC

Executive Summary Table 7
Valrico Bancorp (1)
Guideline Transactions — Key Highlights
Control Transactions w/ Minority Share Discount

Comparable Sale Data

	Selected
	Sale of Control Transanctions			Company’s
	Florida (2)	SE Region (3)	Nation (4)	LTM
	Median	Median	Median	Performance
Seller’s Performance
Total Assets	$136,265	$157,206	$128,350	$122,882
Tg Equity/Tg Assets Ratio	7.60%	8.17%	7.95%	8.19%
YTD ROAA	0.80%	0.80%	1.00%	1.14%
YTD ROAE	9.35%	10.03%	11.68%	15.03%
Nonperforming Assets/Assets Ratio	0.11%	0.41%	0.38%	0.25%
Transaction Multiples				Selected

Deal Price/Tangible Book	311%	271%	250%	250%
Deal Price/Earnings	31.3	26.8	22.0	21.0

Valuation Results

	Price/	Price/LTM
	Tg. Book	Core EPS
	Approach	Approach
Company Per Share Data	$31.08	$4.02
Selected Control Multiple	250%	21.0
Indication of Value Before Discounts	$77.70	$84.43
Minority Share Discount	31%	31%

Indication of Value	$53.58	$58.23

(1)	Performance based on LTM core net income of $1,386,000.

(2)	Refer to: Table 5.1

(3)	Refer to: Table 5.2

(4)	Refer to: Table 5.3

Austin Associates LLC

Executive Summary Table 8
Valuation of
Valrico Bancorp, Inc.
Summary Presentation

	INDICATION OF
	VALUE PER SHARE
VALUATION TECHNIQUE :
DISCOUNTED CASH FLOW VALUE TECHNIQUE	$44.81
NET ASSET VALUE APPROACH	$41.28
GUIDELINE TRANSACTIONS - MINORITY SHARE TRADING
PRICE TO TANGIBLE BOOK VALUE	$57.49
PRICE TO EARNINGS MULTIPLE	$60.31
GUIDELINE TRANSACTIONS - CONTROL LEVEL VALUE WITH MINORITY DISCOUNT
PRICE TO TANGIBLE BOOK VALUE RATIO	$53.58	(1)
PRICE TO EARNINGS MULTIPLE	$58.23	(1)
MARKET PRICE	$30.00

Indication of Value (Marketable Minority Interest)	$53.00
Marketability Discount	20%

FAIR MARKET VALUE	$42.40
FAIR MARKET VALUE (Rounded)	$42.50
Price to Tangible Book Value	137%
Price to LTM Basic EPS	9.3
Price to LTM Diluted Core EPS	10.6

(1)	Includes a 31% minority share discount.

Input Variables:
Shares Outstanding	323,990	Book Value Per Share	$31.08
LTM Average Basic Shares	316,243	Tangible BVPS	$31.08
LTM Average Diluted Shares	344,828	LTM Basic EPS	$4.55
LTM Stated Net Income	$1,439,000	LTM Diluted EPS	$4.17
LTM Core Net Income	$1,386,350	LTM Diluted Core EPS	$4.02

Austin Associates LLC

Table 1.1
Valrico State Bank
Historical Performance ($000)
By Year

BALANCE SHEET

	1998Y	1999Y	2000Y	2001Y	2002Y	2003Y
ASSETS
Cash and Due from Banks — Noninterest Bearing	$4,452	$6,616	$5,678	$6,058	$8,832	$5,611
Cash and Due from Banks — Interest Bearing	$3	$172	$86	$344	$251	$177
Investment Securities	$8,827	$9,130	$8,854	$21,605	$22,002	$26,276
Federal Funds Sold & Repurchase Agreements	$6,356	$509	$8,808	$3,645	$4,157	$0
Real Estate Loans (Including Commercial RE)	$32,096	$40,048	$44,335	$57,136	$65,038	$75,142
Commercial RE	$15,226	$20,222	$22,729	$33,101	$39,931	$51,722
Commercial & Industrial Loans	$8,768	$7,373	$8,595	$3,931	$5,578	$6,070
Installment Loans	$5,937	$7,253	$6,057	$4,542	$3,862	$3,886
Agricultural Loans	$9,406	$8,198	$8,715	$2,251	$1,077	$1,162
All Other Loans	$327	$368	$142	$0	$0	$0
Less: Unearned Income	$65	$77	$76	$84	$138	$162

Total Loans (Net of Unearned Income)	$56,469	$63,163	$67,768	$67,776	$75,417	$86,098
Less: Loan Loss Reserve	$776	$778	$943	$978	$1,015	$1,206

Net Loans	$55,693	$62,385	$66,825	$66,798	$74,402	$84,892
Bank Premises	$1,735	$1,846	$1,765	$1,657	$1,396	$1,562
Other Real Estate Owned	$102	$1	$0	$1,079	$0	$303
Total Intangible Assets (Including MSRs)	$0	$0	$0	$0	$0	$0
Mortgage Servicing Rights	$0	$0	$0	$0	$0	$0
Investments in Unconsolidated Subsidiaries	$0	$0	$0	$0	$0	$0
Other Assets	$1,710	$2,225	$2,093	$2,820	$2,600	$2,681

TOTAL ASSETS	$78,878	$82,884	$94,109	$104,006	$113,640	$121,502

LIABILITIES
Demand Deposits	$12,809	$13,117	$14,659	$15,133	$18,497	$19,847
NOW & Super NOW Deposits	$14,352	$15,107	$17,887	$20,025	$23,047	$22,570
Other Transaction Accounts	$0	$0	$0	$0	$0	$0
Savings Deposits	$8,125	$9,894	$9,192	$11,396	$14,358	$20,551
Money Market Deposits	$6,204	$5,781	$6,381	$6,698	$7,833	$8,645
Time Deposits < $100,000	$21,257	$21,016	$23,730	$26,978	$26,115	$24,422
Time Deposits > $100,000	$7,861	$8,853	$12,114	$12,962	$11,956	$10,893

Total Deposits	$70,608	$73,768	$83,963	$93,192	$101,806	$106,928
Fed. Funds Purchased & Repurchase Agreements	$646	$672	$598	$308	$222	$1,620
Borrowings	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Subordinated Notes and Debentures	$0	$0	$0	$0	$0	$0
Other Liabilities	$767	$591	$947	$977	$1,010	$904

TOTAL LIABILITIES	$74,021	$77,031	$87,508	$96,477	$105,038	$111,452
STOCKHOLDERS’ EQUITY
Preferred Stock	$0	$0	$0	$0	$0	$0
Common Stock — Par Value	$1,546	$1,640	$1,640	$1,640	$1,640	$1,640
Common Stock — Surplus	$1,312	$1,518	$1,662	$1,662	$1,662	$1,662
Undivided Profits and Reserves	$1,989	$2,816	$3,359	$4,160	$4,931	$6,474
Other Comprehensive Income (1)	$10	($121)	($60)	$67	$369	$274
Other Equity Capital Components	NA	NA	NA	$0	$0	$0

TOTAL EQUITY	$4,857	$5,853	$6,601	$7,529	$8,602	$10,050

TOTAL LIAB. AND STOCKHOLDERS’ EQUITY	$78,878	$82,884	$94,109	$104,006	$113,640	$121,502

(1)	Includes net unrealized gains/(losses) on AFS securities + Accumulated net gains/(losses) on cash flow hedges + Cumulative foreign currency translation adjustments + Minimum pension liability adjustments.

Austin Associates LLC

Table 1.2
Valrico State Bank
Historical Performance ($000)
By Year

	1998Y	1999Y	2000Y	2001Y	2002Y	2003Y
INCOME STATEMENT
Interest and Fee Income on Loans & Leases	$4,802	$5,285	$6,206	$5,932	$5,473	$5,821
Balance due from Depository Institutions	$2	$8	$9	$3	$5	$2
Interest/Dividend Income on Securities	$474	$499	$525	$821	$1,042	$971
Trading Accounts	$0	$0	$0	$0	$0	$0
Interest Income on Federal Funds Sold	$265	$477	$514	$441	$119	$46
Interest Income on Other Investments	$0	$0	$0	$0	$14	$9

TOTAL INTEREST INCOME	$5,543	$6,269	$7,254	$7,197	$6,653	$6,849
Interest on Deposits	$1,940	$2,229	$2,562	$2,937	$1,926	$1,383
Interest Expense on Federal Funds Purchased	$36	$14	$17	$12	$1	$1
Interest Expense on Demand Notes & Other	$84	$110	$113	$112	$112	$112
Other Interest Expense	$0	$0	$0	$0	$0	$0

TOTAL INTEREST EXPENSE	$2,060	$2,353	$2,692	$3,061	$2,039	$1,496

NET INTEREST INCOME	$3,483	$3,916	$4,562	$4,136	$4,614	$5,353
Loan Loss Provision	$210	$101	$250	$120	$120	$150

NET INTEREST INCOME AFTER PROVISION	$3,273	$3,815	$4,312	$4,016	$4,494	$5,203
Income from Fiduciary Activities	NA	NA	NA	$0	$0	$0
Service Charges on Deposit Accounts	$547	$736	$834	$890	$945	$936
Other Operating Income	$110	$102	$106	$108	$237	$162

TOTAL NONINTEREST INCOME	$657	$838	$940	$998	$1,182	$1,098
Salaries and Employee Benefits	$1,483	$1,843	$2,110	$2,102	$2,248	$2,372
Occupancy Expenses	$679	$765	$719	$852	$938	$791
Total Amortization & Other Operating Expenses	$855	$1,012	$956	$975	$1,267	$1,022

TOTAL NONINTEREST EXPENSE	$3,017	$3,620	$3,785	$3,929	$4,453	$4,185

SUBTOTAL	$913	$1,033	$1,467	$1,085	$1,223	$2,116
Security Transactions (gross)	$0	$0	$0	$7	$51	$81

Income Before Taxes	$913	$1,033	$1,467	$1,092	$1,274	$2,197
Applicable Taxes	$337	$206	$548	$321	$465	$718

Net Income Before Extraordinary Items	$576	$827	$919	$771	$809	$1,479
Extraordinary Items	$0	$0	$0	$0	$0	$0

NET INCOME	$576	$827	$919	$771	$809	$1,479

Memo Items:
Interest Income on Tax-Exempt Securities	$81	$121	$120	$158	$185	$180
Est. Interest Income on Tax-Exempt Loans/Leases	$45	$70	$137	$0	$0	$0
Net Interest Income — FTE basis	$3,532	$3,990	$4,662	$4,197	$4,686	$5,416

Austin Associates LLC

Table 1.3
Valrico State Bank
Historical Performance ($000)
By Year

	1998Y	1999Y	2000Y	2001Y	2002Y	2003Y
OTHER FINANCIAL INFORMATION
Dividends (Bank)	$0	$0	$88	$44	$0	$0
Effective Tax Rate	36.91%	19.94%	37.36%	29.40%	36.50%	32.68%
Full-time Equivalent Employees	47	56	57	58	50	58
Loan Loss Reserve Reconciliation
Beginning of Period Reserve	$576	$776	$778	$943	$978	$1,015
Add: Provision for Loan Losses	$210	$101	$250	$120	$120	$150
Less: Losses Charged to Reserve	$24	$102	$173	$116	$106	$16
Add: Recoveries	$14	$3	$88	$31	$23	$57
Adjustments	$0	$0	$0	$0	$0	$0

Net Loan Losses	$10	$99	$85	$85	$83	($41)
End of Period Reserve	$776	$778	$943	$978	$1,015	$1,206
Market Value of Securities Portfolio	$8,933	$9,149	$8,906	$21,660	$22,068	$26,340
Nonperforming Loans
90+ Days Past Due and Accruing Interest	$0	$360	$194	$70	$0	$0
Nonaccrual Loans	$163	$0	$373	$530	$535	$0

Total Nonperforming Loans	$163	$360	$567	$600	$535	$0
Other Real Estate Owned	$102	$1	$0	$1,079	$0	$303

Total Nonperforming Assets	$265	$361	$567	$1,679	$535	$303
EARNINGS AND PROFITABILITY
PERCENT OF AVERAGE ASSETS
Net Interest Income (TE)	5.08%	4.80%	5.14%	4.06%	4.23%	4.46%
Tax Equivalent Adjustment	0.07%	0.09%	0.11%	0.06%	0.06%	0.05%
Net Interest Income	5.01%	4.71%	5.03%	4.00%	4.17%	4.40%
Provision: Loan/Lease Losses	0.30%	0.12%	0.28%	0.12%	0.11%	0.12%
Net Interest Income After Provision	4.70%	4.59%	4.76%	3.89%	4.06%	4.28%
Noninterest Income	0.94%	1.01%	1.04%	0.97%	1.07%	0.90%
Overhead Expense	4.34%	4.35%	4.18%	3.80%	4.02%	3.44%
Subtotal	1.31%	1.24%	1.62%	1.05%	1.10%	1.74%
Securities Gains (Losses)	0.00%	0.00%	0.00%	0.01%	0.05%	0.07%
Income Before Taxes	1.31%	1.24%	1.62%	1.06%	1.15%	1.81%
Applicable Income Taxes	0.48%	0.25%	0.60%	0.31%	0.42%	0.59%
Subtotal	0.83%	0.99%	1.01%	0.75%	0.73%	1.22%
Extraordinary Items	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Income — ROAA	0.83%	0.99%	1.01%	0.75%	0.73%	1.22%
Return on Average Equity	12.94%	15.44%	14.91%	10.80%	10.11%	15.88%
MARGIN ANALYSIS
Average Earning Assets to Average Assets		90.30%	92.89%	90.46%	90.40%	91.36%
Average Interest Bearing Funds to Average Assets		61.15%	60.14%	59.20%	61.59%	60.69%
Interest Income to Average Earning Assets		8.35%	8.62%	7.70%	6.64%	6.17%
Interest Expense to Average Earning Assets		3.13%	3.20%	3.28%	2.04%	1.35%
Net Interest Income to Average Earning Assets		5.21%	5.42%	4.43%	4.61%	4.82%
Net Interest Income to Avg. Earning Assets (FTE)		5.31%	5.54%	4.49%	4.68%	4.88%
Average Assets	$69,565	$83,189	$90,613	$103,286	$110,773	$121,548
Average Earning Assets	$63,190	$75,121	$84,169	$93,436	$100,137	$111,047
Average Equity	$4,452	$5,357	$6,162	$7,141	$7,999	$9,316

Austin Associates LLC

Table 1.4
Valrico State Bank
Historical Performance ($000)
By Year

	1999Y	2000Y	2001Y	2002Y	2003Y
PERCENT OF AVERAGE ASSETS
INCOME COMPOSITION
Income from Fiduciary Activities	0.00%	0.00%	0.00%	0.00%	0.00%
Service Charges on Deposit Accounts	0.88%	0.92%	0.86%	0.85%	0.77%
Other Operating Income	0.12%	0.12%	0.10%	0.21%	0.13%
EXPENSE COMPOSITION
Personnel Expense	2.22%	2.33%	2.04%	2.03%	1.95%
Occupancy Expense	0.92%	0.79%	0.82%	0.85%	0.65%
Total Amortization & Other Operating Expense	1.22%	1.06%	0.94%	1.14%	0.84%
Total Overhead Expense	4.35%	4.18%	3.80%	4.02%	3.44%
Net Overhead	3.34%	3.14%	2.84%	2.95%	2.54%
Efficiency Ratio	76.15%	68.79%	76.53%	76.83%	64.87%
Total Revenue/Average Assets	5.71%	6.07%	4.97%	5.23%	5.31%
PERSONNEL EXPENSE
Total Assets per Employee	$1,480	$1,651	$1,793	$2,273	$2,095
Personnel Expense per Employee (Annualized)	$32.9	$37.0	$36.2	$45.0	$40.9
INCOME STATEMENT GROWTH RATES (ANNUALIZED)
Net Interest Income	12.43%	16.50%	-9.34%	11.56%	16.02%
Net Interest Income — FTE basis	12.97%	16.84%	-9.97%	11.65%	15.58%
Loan Loss Provision Expense	-51.90%	147.52%	-52.00%	0.00%	25.00%
Noninterest Income	27.55%	12.17%	6.17%	18.44%	-7.11%
Revenue Growth	14.83%	15.73%	-6.69%	12.89%	11.30%
Overhead Expense	19.99%	4.56%	3.80%	13.34%	-6.02%
Pre-Tax Income	13.14%	42.01%	-25.56%	16.67%	72.45%
Net Income	43.58%	11.12%	-16.10%	4.93%	82.82%
ASSETS, PERCENT OF ASSETS
Real Estate Loans	48.32%	47.11%	54.94%	57.23%	61.84%
Commercial & Industrial Loans	8.90%	9.13%	3.78%	4.91%	5.00%
Installment Loans	8.75%	6.44%	4.37%	3.40%	3.20%
Agricultural Loans	9.89%	9.26%	2.16%	0.95%	0.96%
All Other Loans	0.44%	0.15%	0.00%	0.00%	0.00%
Total Loans (Net of Unearned Income)	76.21%	72.01%	65.17%	66.36%	70.86%
Less: Loss Reserve	0.94%	1.00%	0.94%	0.89%	0.99%
Net Loans and Leases	75.27%	71.01%	64.23%	65.47%	69.87%
Interest Bearing Bank Balances	0.21%	0.09%	0.33%	0.22%	0.15%
Federal Funds Sold & Resales	0.61%	9.36%	3.50%	3.66%	0.00%
Investment Securities	11.02%	9.41%	20.77%	19.36%	21.63%
Total Earning Assets	88.04%	90.87%	89.77%	89.60%	92.63%
Noninterest Cash & Due from banks	7.98%	6.03%	5.82%	7.77%	4.62%
Premises, Fixed Assets, Capital Leases	2.23%	1.88%	1.59%	1.23%	1.29%
Other Real Estate Owned	0.00%	0.00%	1.04%	0.00%	0.25%
Other Assets	2.68%	2.22%	2.71%	2.29%	2.21%

Austin Associates LLC

Table 1.5
Valrico State Bank
Historical Performance ($000)
By Year

	1999Y	2000Y	2001Y	2002Y	2003Y
LIABILITIES, PERCENT OF ASSETS
Demand Deposits	15.83%	15.58%	14.55%	16.28%	16.33%
NOW & Super NOW Deposits	18.23%	19.01%	19.25%	20.28%	18.58%
Other Transaction Accounts	0.00%	0.00%	0.00%	0.00%	0.00%
Savings Deposits	11.94%	9.77%	10.96%	12.63%	16.91%
Money Market Deposits	6.97%	6.78%	6.44%	6.89%	7.12%
Time Deposits < $100,000	25.36%	25.22%	25.94%	22.98%	20.10%
Time Deposits > $100,000	10.68%	12.87%	12.46%	10.52%	8.97%
Federal Funds Purchased & Repurchase Agreement	0.81%	0.64%	0.30%	0.20%	1.33%
Borrowings	2.41%	2.13%	1.92%	1.76%	1.65%
Subordinated Notes and Debentures	0.00%	0.00%	0.00%	0.00%	0.00%
Other Liabilities	0.71%	1.01%	0.94%	0.89%	0.74%
Total Liabilities	92.94%	92.99%	92.76%	92.43%	91.73%
All Common & Preferred Capital	7.06%	7.01%	7.24%	7.57%	8.27%
Total Liabilities and Capital	100.00%	100.00%	100.00%	100.00%	100.00%
BALANCE SHEET GROWTH RATES (ANNUALIZED)
Total Loans & Leases	11.85%	7.29%	0.01%	11.27%	14.16%
Total Assets	5.08%	13.54%	10.52%	9.26%	6.92%
Total Deposits	4.48%	13.82%	10.99%	9.24%	5.03%
ASSET QUALITY
Average Total Loans	$56,791	$66,534	$67,507	$69,929	$79,874
Net Loan Loss to Average Total Loans and Leases	0.17%	0.13%	0.13%	0.12%	-0.05%
Provision for Loan Loss to Average Total Loans and Leases	0.18%	0.38%	0.18%	0.17%	0.19%
Loss Reserve to Total Loans and Leases	1.23%	1.39%	1.44%	1.35%	1.40%
Nonperforming Loans to Total Loans and Leases:
90+ Days Past Due	0.57%	0.29%	0.10%	0.00%	0.00%
Nonaccrual	0.00%	0.55%	0.78%	0.71%	0.00%
Total Nonperforming Loans	0.57%	0.84%	0.89%	0.71%	0.00%
LLR/Nonperforming Loans	216.11%	166.31%	163.00%	189.72%	NA
OREO as a % of Total Assets	0.00%	0.00%	1.04%	0.00%	0.25%
Nonperforming Assets as a % of Total Assets	0.44%	0.60%	1.61%	0.47%	0.25%
CAPITAL ADEQUACY
Core Leverage Ratio (Tangible)	6.99%	7.13%	6.98%	7.23%	7.91%
Risk Based Capital Ratios:
Tier 1	8.81%	9.15%	9.34%	9.52%	10.13%
Total	9.96%	10.41%	10.57%	10.70%	11.38%
Dividend Payout Ratio (Bank)	0.00%	9.58%	5.71%	0.00%	0.00%
Average Assets (Capital Calculation)	$85,445	$93,487	$106,973	$113,798	$123,527
Risk Based Assets	$67,825	$72,761	$79,883	$86,449	$96,544
Tier 1 Capital	$5,974	$6,661	$7,462	$8,233	$9,776
Tier 2 Capital	$778	$910	$978	$1,015	$1,206
LIQUIDITY AND RATE SENSITIVITY
Market Value less Book Value of Investment Securities	$19	$52	$55	$66	$64
Market Value/Book Value of Investment Securities	100.21%	100.59%	100.25%	100.30%	100.24%
Total Loans & Leases to Assets	76.21%	72.01%	65.17%	66.36%	70.86%
Total Loans and Leases to Deposits	85.62%	80.71%	72.73%	74.08%	80.52%
Volatile Liabilities	$11,525	$14,712	$15,270	$14,178	$14,513
Cash, Federal Funds & Investment Securities	$16,427	$23,426	$31,652	$35,242	$32,064

Austin Associates LLC

Table 1.6
Valrico State Bank
Historical Performance ($000)
By Quarter

BALANCE SHEET

	2002Q3	2002Q4	2003Q1	2003Q2	2003Q3	2003Q4
ASSETS
Cash and Due from Banks — Noninterest Bearing	$7,204	$8,832	$9,369	$7,097	$6,656	$5,611
Cash and Due from Banks — Interest Bearing	$268	$251	$226	$229	$203	$177
Investment Securities	$24,809	$22,002	$25,146	$27,325	$25,785	$26,276
Federal Funds Sold & Repurchase Agreements	$7,813	$4,157	$7,337	$6,551	$3,908	$0
Real Estate Loans (Including Commercial RE)	$61,643	$65,038	$67,332	$70,424	$74,091	$75,142
Commercial RE	$37,595	$39,931	$41,193	$45,133	$48,079	$51,722
Commercial & Industrial Loans	$4,092	$5,578	$5,786	$6,391	$5,058	$6,070
Installment Loans	$3,707	$3,862	$3,651	$3,877	$3,763	$3,886
Agricultural Loans	$1,012	$1,077	$823	$718	$840	$1,162
All Other Loans	$0	$0	$0	$0	$0	$0
Less: Unearned Income	$115	$138	$143	$154	$159	$162

Total Loans (Net of Unearned Income)	$70,339	$75,417	$77,449	$81,256	$83,593	$86,098
Less: Loan Loss Reserve	$1,004	$1,015	$1,061	$1,125	$1,153	$1,206

Net Loans	$69,335	$74,402	$76,388	$80,131	$82,440	$84,892
Bank Premises	$1,422	$1,396	$1,354	$1,347	$1,588	$1,562
Other Real Estate Owned	$0	$0	$168	$303	$303	$303
Total Intangible Assets (Including MSRs)	$0	$0	$0	$0	$0	$0
Mortgage Servicing Rights	$0	$0	$0	$0	$0	$0
Investments in Unconsolidated Subsidiaries	$0	$0	$0	$0	$0	$0
Other Assets	$2,614	$2,600	$2,907	$3,011	$2,651	$2,681

TOTAL ASSETS	$113,465	$113,640	$122,895	$125,994	$123,534	$121,502

LIABILITIES
Demand Deposits	$18,812	$18,497	$25,530	$26,636	$23,702	$19,847
NOW & Super NOW Deposits	$21,591	$23,047	$21,656	$22,320	$21,150	$22,570
Other Transaction Accounts	$0	$0	$0	$0	$0	$0
Savings Deposits	$13,614	$14,358	$16,213	$17,324	$20,282	$20,551
Money Market Deposits	$8,600	$7,833	$9,339	$8,421	$9,352	$8,645
Time Deposits < $100,000	$26,357	$26,115	$25,653	$25,841	$24,796	$24,422
Time Deposits > $100,000	$12,395	$11,956	$11,680	$11,789	$11,245	$10,893

Total Deposits	$101,369	$101,806	$110,071	$112,331	$110,527	$106,928
Fed. Funds Purchased & Repurchase Agreements	$374	$222	$718	$907	$330	$1,620
Borrowings	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Subordinated Notes and Debentures	$0	$0	$0	$0	$0	$0
Other Liabilities	$1,335	$1,010	$1,130	$1,322	$1,150	$904

TOTAL LIABILITIES	$105,078	$105,038	$113,919	$116,560	$114,007	$111,452
STOCKHOLDERS’ EQUITY
Preferred Stock	$0	$0	$0	$0	$0	$0
Common Stock — Par Value	$1,640	$1,640	$1,640	$1,640	$1,640	$1,640
Common Stock — Surplus	$1,662	$1,662	$1,662	$1,662	$1,662	$1,662
Undivided Profits and Reserves	$4,687	$4,931	$5,305	$5,612	$5,992	$6,474
Other Comprehensive Income (1)	$398	$369	$369	$520	$233	$274
Other Equity Capital Components	$0	$0	$0	$0	$0	$0

						0
TOTAL EQUITY	$8,387	$8,602	$8,976	$9,434	$9,527	$10,050

TOTAL LIAB. AND STOCKHOLDERS’ EQUITY	$113,465	$113,640	$122,895	$125,994	$123,534	$121,502

(1)	Includes net unrealized gains/(losses) on AFS securities + Accumulated net gains/(losses) on cash flow hedges + Cumulative foreign currency translation adjustments + Minimum pension liability adjustments.

Austin Associates LLC

Table 1.7
Valrico State Bank
Historical Performance ($000)
By Quarter

INCOME STATEMENT	2002Q3	2002Q4	2003Q1	2003Q2	2003Q3	2003Q4
Interest and Fee Income on Loans & Leases	$1,327	$1,417	$1,408	$1,405	$1,491	$1,517
Balance due from Depository Institutions	$1	$1	$1	$0	$1	$0
Interest/Dividend Income on Securities	$274	$246	$244	$264	$211	$252
Trading Accounts	$0	$0	$0	$0	$0	$0
Interest Income on Federal Funds Sold	$46	$20	$20	$12	$10	$4
Interest Income on Other Investments	$4	$2	$0	$0	$9	$0

TOTAL INTEREST INCOME	$1,652	$1,686	$1,673	$1,681	$1,722	$1,773
Interest on Deposits	$462	$433	$395	$366	$321	$301
Interest Expense on Federal Funds Purchased	$1	$0	$0	$0	$1	$0
Interest Expense on Demand Notes & Other	$27	$29	$28	$28	$26	$30
Other Interest Expense	$0	$0	$0	$0	$0	$0

TOTAL INTEREST EXPENSE	$490	$462	$423	$394	$348	$331

NET INTEREST INCOME	$1,162	$1,224	$1,250	$1,287	$1,374	$1,442
Loan Loss Provision	$30	$30	$30	$30	$30	$60

NET INTEREST INCOME AFTER PROVISION	$1,132	$1,194	$1,220	$1,257	$1,344	$1,382
Income from Fiduciary Activities	$0	$0	$0	$0	$0	$0
Service Charges on Deposit Accounts	$235	$252	$224	$223	$241	$248
Other Operating Income	$125	$27	$29	$40	$32	$61

TOTAL NONINTEREST INCOME	$360	$279	$253	$263	$273	$309
Salaries and Employee Benefits	$545	$613	$555	$599	$617	$601
Occupancy Expenses	$192	$195	$171	$211	$197	$212
Total Amortization & Other Operating Expenses	$362	$293	$246	$238	$283	$255

TOTAL NONINTEREST EXPENSE	$1,099	$1,101	$972	$1,048	$1,097	$1,068

SUBTOTAL	$393	$372	$501	$472	$520	$623
Security Transactions (gross)	$16	$16	$0	$4	$78	($1)

Income Before Taxes	$409	$388	$501	$476	$598	$622
Applicable Taxes	$146	$144	$191	$169	$218	$140

Net Income Before Extraordinary Items	$263	$244	$310	$307	$380	$482
Extraordinary Items	$0	$0	$0	$0	$0	$0

NET INCOME	$263	$244	$310	$307	$380	$482

Memo Items:
Interest Income on Tax-Exempt Securities	$48	$40	$47	$44	$43	$46
Est. Interest Income on Tax-Exempt Loans/Leases	$0	$0	$0	$0	$0	$0
Net Interest Income - FTE basis	$1,180	$1,239	$1,268	$1,304	$1,390	$1,458

Austin Associates LLC

Table 1.8
Valrico State Bank
Historical Performance ($000)
By Quarter

OTHER FINANCIAL INFORMATION	2002Q3	2002Q4	2003Q1	2003Q2	2003Q3	2003Q4
Dividends (Bank)	$0	$0	$0	$0	$0	$0
Effective Tax Rate	35.70%	37.11%	38.12%	35.50%	36.45%	22.51%
Full-time Equivalent Employees	54	50	54	59	60	58
Loan Loss Reserve Reconciliation
Beginning of Period Reserve	$984	$1,004	$1,015	$1,061	$1,125	$1,153
Add: Provision for Loan Losses	$30	$30	$30	$30	$30	$60
Less: Losses Charged to Reserve	$26	$20	$1	$6	$2	$7
Add: Recoveries	$16	$1	$17	$40	$0	$0
Adjustments	$0	$0	$0	$0	$0	$0

Net Loan Losses	$10	$19	($16)	($34)	$2	$7
End of Period Reserve	$1,004	$1,015	$1,061	$1,125	$1,153	$1,206
Market Value of Securities Portfolio	$24,891	$22,068	$25,227	$27,402	$25,853	$26,340
Nonperforming Loans
90+ Days Past Due and Accruing Interest	$68	$0	$83	$0	$0	$0
Nonaccrual Loans	$408	$535	$357	$54	$54	$0

Total Nonperforming Loans	$476	$535	$440	$54	$54	$0
Other Real Estate Owned	$0	$0	$168	$303	$303	$303

Total Nonperforming Assets	$476	$535	$608	$357	$357	$303
EARNINGS AND PROFITABILITY
PERCENT OF AVERAGE ASSETS
Net Interest Income (TE)	4.25%	4.36%	4.31%	4.29%	4.51%	4.72%
Tax Equivalent Adjustment	0.06%	0.06%	0.06%	0.05%	0.05%	0.05%
Net Interest Income	4.19%	4.30%	4.25%	4.24%	4.46%	4.67%
Provision: Loan/Lease Losses	0.11%	0.11%	0.10%	0.10%	0.10%	0.19%
Net Interest Income After Provision	4.08%	4.20%	4.14%	4.14%	4.36%	4.48%
Noninterest Income	1.30%	0.98%	0.86%	0.87%	0.89%	1.00%
Overhead Expense	3.96%	3.87%	3.30%	3.45%	3.56%	3.46%
Subtotal	1.42%	1.31%	1.70%	1.55%	1.69%	2.02%
Securities Gains (Losses)	0.06%	0.06%	0.00%	0.01%	0.25%	0.00%
Income Before Taxes	1.47%	1.36%	1.70%	1.57%	1.94%	2.01%
Applicable Income Taxes	0.53%	0.51%	0.65%	0.56%	0.71%	0.45%
Subtotal	0.95%	0.86%	1.05%	1.01%	1.23%	1.56%
Extraordinary Items	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Income - ROAA	0.95%	0.86%	1.05%	1.01%	1.23%	1.56%
Return on Average Equity	12.90%	11.49%	14.11%	13.34%	16.03%	19.70%
MARGIN ANALYSIS
Average Earning Assets to Average Assets		91.52%	89.65%	88.92%	91.25%	95.50%
Average Interest Bearing Funds to Average Assets		62.18%	61.22%	60.37%	60.60%	61.43%
Interest Income to Average Earning Assets		6.48%	6.34%	6.22%	6.12%	6.01%
Interest Expense to Average Earning Assets		1.77%	1.60%	1.46%	1.24%	1.12%
Net Interest Income to Average Earning Assets		4.70%	4.74%	4.76%	4.88%	4.89%
Net Interest Income to Avg. Earning Assets (FTE)		4.76%	4.80%	4.83%	4.94%	4.94%
Average Assets	$111,043	$113,798	$117,781	$121,547	$123,335	$123,527
Average Earning Assets	$101,338	$104,144	$105,594	$108,081	$112,540	$117,974
Average Equity	$8,154	$8,494	$8,789	$9,205	$9,480	$9,789

Table 1.9
Valrico State Bank
Historical Performance ($000)
By Quarter

	2002Q4	2003Q1	2003Q2	2003Q3	2003Q4
PERCENT OF AVERAGE ASSETS
INCOME COMPOSITION
Income from Fiduciary Activities	0.00%	0.00%	0.00%	0.00%	0.00%
Service Charges on Deposit Accounts	0.89%	0.76%	0.73%	0.78%	0.80%
Other Operating Income	0.09%	0.10%	0.13%	0.10%	0.20%
EXPENSE COMPOSITION
Personnel Expense	2.15%	1.88%	1.97%	2.00%	1.95%
Occupancy Expense	0.69%	0.58%	0.69%	0.64%	0.69%
Total Amortization & Other Operating Expense	1.03%	0.84%	0.78%	0.92%	0.83%
Total Overhead Expense	3.87%	3.30%	3.45%	3.56%	3.46%
Net Overhead	2.89%	2.44%	2.58%	2.67%	2.46%
Efficiency Ratio	73.25%	64.67%	67.61%	66.61%	60.99%
Total Revenue/Average Assets	5.28%	5.10%	5.10%	5.34%	5.67%
PERSONNEL EXPENSE
Total Assets per Employee	$2,273	$2,276	$2,135	$2,059	$2,095
Personnel Expense per Employee (Annualized)	$49.0	$41.1	$40.6	$41.1	$41.4
INCOME STATEMENT GROWTH RATES (BY QUARTER)
Net Interest Income	5.34%	2.12%	2.96%	6.76%	4.95%
Net Interest Income - FTE basis	5.00%	2.34%	2.84%	6.60%	4.90%
Loan Loss Provision Expense	0.00%	0.00%	0.00%	0.00%	100.00%
Noninterest Income	-22.50%	-9.32%	3.95%	3.80%	13.19%
Revenue Growth	-1.25%	0.00%	3.13%	6.26%	6.31%
Overhead Expense	0.18%	-11.72%	7.82%	4.68%	-2.64%
Pre-Tax Income	-5.13%	29.12%	-4.99%	25.63%	4.01%
Net Income	-7.22%	27.05%	-0.97%	23.78%	26.84%
ASSETS, PERCENT OF ASSETS
Real Estate Loans	57.23%	54.79%	55.89%	59.98%	61.84%
Commercial & Industrial Loans	4.91%	4.71%	5.07%	4.09%	5.00%
Installment Loans	3.40%	2.97%	3.08%	3.05%	3.20%
Agricultural Loans	0.95%	0.67%	0.57%	0.68%	0.96%
All Other Loans	0.00%	0.00%	0.00%	0.00%	0.00%
Total Loans (Net of Unearned Income)	66.36%	63.02%	64.49%	67.67%	70.86%
Less: Loss Reserve	0.89%	0.86%	0.89%	0.93%	0.99%
Net Loans and Leases	65.47%	62.16%	63.60%	66.73%	69.87%
Interest Bearing Bank Balances	0.22%	0.18%	0.18%	0.16%	0.15%
Federal Funds Sold & Resales	3.66%	5.97%	5.20%	3.16%	0.00%
Investment Securities	19.36%	20.46%	21.69%	20.87%	21.63%
Total Earning Assets	89.60%	89.64%	91.56%	91.87%	92.63%
Noninterest Cash & Due from banks	7.77%	7.62%	5.63%	5.39%	4.62%
Premises, Fixed Assets, Capital Leases	1.23%	1.10%	1.07%	1.29%	1.29%
Other Real Estate Owned	0.00%	0.14%	0.24%	0.25%	0.25%
Other Assets	2.29%	2.37%	2.39%	2.15%	2.21%

Austin Associates LLC

Table 1.10
Valrico State Bank
Historical Performance ($000)
By Quarter

	2002Q4	2003Q1	2003Q2	2003Q3	2003Q4
LIABILITIES, PERCENT OF ASSETS
Demand Deposits	16.28%	20.77%	21.14%	19.19%	16.33%
NOW & Super NOW Deposits	20.28%	17.62%	17.72%	17.12%	18.58%
Other Transaction Accounts	0.00%	0.00%	0.00%	0.00%	0.00%
Savings Deposits	12.63%	13.19%	13.75%	16.42%	16.91%
Money Market Deposits	6.89%	7.60%	6.68%	7.57%	7.12%
Time Deposits < $100,000	22.98%	20.87%	20.51%	20.07%	20.10%
Time Deposits > $100,000	10.52%	9.50%	9.36%	9.10%	8.97%
Federal Funds Purchased & Repurchase Agreement	0.20%	0.58%	0.72%	0.27%	1.33%
Borrowings	1.76%	1.63%	1.59%	1.62%	1.65%
Subordinated Notes and Debentures	0.00%	0.00%	0.00%	0.00%	0.00%
Other Liabilities	0.89%	0.92%	1.05%	0.93%	0.74%
Total Liabilities	92.43%	92.70%	92.51%	92.29%	91.73%
All Common & Preferred Capital	7.57%	7.30%	7.49%	7.71%	8.27%
Total Liabilities and Capital	100.00%	100.00%	100.00%	100.00%	100.00%
BALANCE SHEET GROWTH RATES (BY QUARTER)
Total Loans & Leases	7.22%	2.69%	4.92%	2.88%	3.00%
Total Assets	0.15%	8.14%	2.52%	-1.95%	-1.64%
Total Deposits	0.43%	8.12%	2.05%	-1.61%	-3.26%
ASSET QUALITY
Average Total Loans	$73,270	$76,994	$77,161	$81,727	$83,614
Net Loan Loss to Average Total Loans and Leases	0.10%	-0.08%	-0.18%	0.01%	0.03%
Provision for Loan Loss to Average Total Loans and Leases	0.16%	0.16%	0.16%	0.15%	0.29%
Loss Reserve to Total Loans and Leases	1.35%	1.37%	1.38%	1.38%	1.40%
Nonperforming Loans to Total Loans and Leases:
90+ Days Past Due	0.00%	0.11%	0.00%	0.00%	0.00%
Nonaccrual	0.71%	0.46%	0.07%	0.06%	0.00%
Total Nonperforming Loans	0.71%	0.57%	0.07%	0.06%	0.00%
LLR/Nonperforming Loans	189.72%	241.14%	2083.33%	2135.19%	NA
OREO as a % of Total Assets	0.00%	0.14%	0.24%	0.25%	0.25%
Nonperforming Assets as a % of Total Assets	0.47%	0.49%	0.28%	0.29%	0.25%
CAPITAL ADEQUACY
Core Leverage Ratio (Tangible)	7.23%	7.31%	7.33%	7.54%	7.91%
Risk Based Capital Ratios:
Tier 1	9.52%	9.54%	9.38%	9.74%	10.13%
Total	10.70%	10.72%	10.56%	10.94%	11.38%
Dividend Payout Ratio (Bank)	0.00%	0.00%	0.00%	0.00%	0.00%
Average Assets (Capital Calculation)	$113,798	$117,781	$121,547	$123,335	$123,527
Risk Based Assets	$86,449	$90,210	$95,045	$95,461	$96,544
Tier 1 Capital	$8,233	$8,607	$8,914	$9,294	$9,776
Tier 2 Capital	$1,015	$1,061	$1,125	$1,153	$1,206
LIQUIDITY AND RATE SENSITIVITY
Market Value less Book Value of Investment Securities	$66	$81	$77	$68	$64
Market Value/Book Value of Investment Securities	100.30%	100.32%	100.28%	100.26%	100.24%
Total Loans & Leases to Assets	66.36%	63.02%	64.49%	67.67%	70.86%
Total Loans and Leases to Deposits	74.08%	70.36%	72.34%	75.63%	80.52%
Volatile Liabilities	$14,178	$14,398	$14,696	$13,575	$14,513
Cash, Federal Funds & Investment Securities	$35,242	$42,078	$41,202	$36,552	$32,064

Austin Associates LLC

Table 1.11
Valrico Bancorp, Inc.
Summary Historical Analysis ($000)

	1998Y	1999Y	2000Y	2001Y	2002Y	2003Y
Period End Financial Data:
Total Assets	$80,685	$84,366	$95,883	$105,600	$114,960	$122,882
Average Assets (1)	$69,565	$83,189	$90,613	$103,286	$110,773	$121,548
Asset Growth	26.5%	4.6%	13.7%	10.1%	8.9%	6.9%
Total Loans	$56,470	$63,163	$67,769	$67,776	$75,417	$86,098
Total Deposits	$70,505	$73,733	$83,925	$93,169	$101,754	$106,840
Loan/Deposit Ratio	80.1%	85.7%	80.7%	72.7%	74.1%	80.6%
Loan Loss Reserve	$776	$778	$943	$978	$1,015	$1,206
Loan Loss Reserve/Total Loans	1.37%	1.23%	1.39%	1.44%	1.35%	1.40%
Total Shareholders’ Equity	$4,924	$5,251	$6,312	$7,134	$8,373	$10,069
Average Equity (1)	$4,581	$5,088	$6,060	$6,894	$7,754	$9,221
Net Income	$561	$639	$934	$744	$877	$1,439
Securities Gains/(Losses)	$0	$0	$0	$7	$51	$81
Core Net Income (2)	$561	$639	$934	$739	$844	$1,386
Nonperforming Assets	$265	$361	$567	$1,679	$535	$303
Nonperforming Assets/Total Assets	0.33%	0.43%	0.59%	1.59%	0.47%	0.25%
Ratios:
Return on Average Assets (1)	0.81%	0.77%	1.03%	0.72%	0.79%	1.18%
Return on Average Equity (1)	12.25%	12.56%	15.41%	10.79%	11.31%	15.61%
Equity to Assets	6.10%	6.22%	6.58%	6.76%	7.28%	8.19%
Dividend Payout Ratio	6.4%	5.8%	4.5%	5.8%	4.9%	2.9%
Per Share Summary:
Basic Earnings Per Share	$1.88	$2.09	$3.09	$2.44	$2.86	$4.55
Fully Diluted Earnings Per Share (2)	$1.79	$2.00	$2.90	$2.28	$2.67	$4.17
Dividends Per Share	$0.12	$0.12	$0.14	$0.14	$0.14	$0.13
Book Value Per Share	$16.00	$17.42	$20.74	$23.41	$27.12	$31.08
Other Data:
Common Shares Outstanding	307,790	301,509	304,324	304,728	308,737	323,990
Average Shares Outstanding (Basic)	299,221	305,565	302,138	304,531	306,780	316,243
Options Outstanding	59,910	59,910	59,910	59,910	64,613	64,613
Diluted Average Shares Outstanding (3)	313,485	319,829	322,108	326,099	328,159	344,828
Common Dividends Paid	$36	$37	$42	$43	$43	$42

(1) Average Assets based on Bank’s average assets. Average Equity from 2002 10-K from 2000 - 2002, simple average calculation in 1998, 1999 & 2003.

(2) Based on 35% tax rate and excludes securities gains/(losses).

(3) Based on Treasury Stock Method.

Austin Associates LLC

Table 2.1
Valrico State Bank
Discounted Cash Flow Value - Projected Performance ($000)

	ACTUAL LTM	PROJECTED 12-MONTH PERIOD ENDING:
	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07	31-Dec-08
BALANCE SHEET GROWTH:
Total Assets	$121,502	$131,222	$141,720	$153,058	$165,302	$178,526
Asset Growth	6.9%	8.0%	8.0%	8.0%	8.0%	8.0%
Average Assets	$121,548	$126,362	$136,471	$147,389	$159,180	$171,914
INCOME STATEMENT PROJECTIONS:
Net Interest Income	$5,353	$5,560	$6,005	$6,485	$7,004	$7,564
Noninterest Income	$1,098	$1,137	$1,228	$1,326	$1,433	$1,547
Noninterest Expense	$4,185	$4,359	$4,681	$5,026	$5,396	$5,794
Salaries	$2,372	$2,464	$2,648	$2,845	$3,056	$3,284
Occupancy	$791	$821	$887	$958	$1,035	$1,117
Other Expenses	$1,022	$1,074	$1,146	$1,223	$1,305	$1,393
Provision	$150	$152	$164	$177	$191	$206
Securities Gains	$81	$0	$0	$0	$0	$0
Pre-Tax Income	$2,197	$2,186	$2,388	$2,609	$2,849	$3,112
Applicable Taxes (1)	$718	$725	$792	$865	$944	$1,031
Extraordinary Items	$0	$0	$0	$0	$0	$0
Net Income	$1,479	$1,461	$1,597	$1,744	$1,905	$2,080
% Change		-1.2%	9.2%	9.2%	9.2%	9.2%
INCOME STATEMENT RATIOS:
Net Interest Income	4.40%	4.40%	4.40%	4.40%	4.40%	4.40%
Net Interest Income (TE)	4.46%	4.47%	4.47%	4.47%	4.47%	4.47%
Noninterest Income	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Noninterest Expense	3.44%	3.45%	3.43%	3.41%	3.39%	3.37%
Salaries	1.95%	1.95%	1.94%	1.93%	1.92%	1.91%
Occupancy	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Other Expenses	0.84%	0.85%	0.84%	0.83%	0.82%	0.81%
Provision	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Securities Gains	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%
Pre-Tax Income	1.81%	1.73%	1.75%	1.77%	1.79%	1.81%
Applicable Taxes (1)	0.59%	0.57%	0.58%	0.59%	0.59%	0.60%
Extraordinary Items	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Income	1.22%	1.16%	1.17%	1.18%	1.20%	1.21%
FOOTNOTE:
(1) Based on Effective Tax Rate of:	33.15%
and tax exempt income of:	$180	$190	$205	$221	$239	$258

Austin Associates LLC

Table 2.2
Valrico State Bank
Discounted Cash Flow Value - Input and Results ($000)

INPUT VARIABLES

Date of Valuation		31-Dec-03
Shares Outstanding		N.A.
Total Assets		$121,502
Total Equity Capital excluding FASB 115		$9,776
Required equity to assets ratio		7.00%
Current Ratio:	8.05%
After-tax return on excess capital		2.500%
Discount Rate		12.500%

RESULTS OF INPUT VARIABLES

Required Equity Capital	$8,409
Excess Capital	$1,367
Earnings on Excess Capital	$34
Projected Period 1 Net Income	$1,461
Adjusted Period 1 Net Income	$1,427
Adjusted Total Assets	$120,135

ADJUSTMENTS TO NET INCOME BASED ON EXCESS CAPITAL

	Excess Capital	Projected	Adjustments to	Adjusted
Period	(Cash Flow)	Net Income	Net Income	Net Income
Actual	$1,367
1	$755	$1,461	$34	$1,427
2	$836	$1,597	$34	$1,562
3	$925	$1,744	$34	$1,710
4	$1,023	$1,905	$34	$1,871
5	$1,131	$2,080	$34	$2,046

DISCOUNTED CASH FLOW VALUE RESULTS

Period Five Adjusted Net Income	$2,046
Capitalization Rate	9.50%
Residual Value	$21,537
Residual Value as a % of Book Value	174.30%
Present Value of Residual Value	$11,952
Present Value of Cash Flow	$4,781

Aggregate Present Value	$16,733
Per Share Value	N.A.
As a % of Equity	166%
As a Multiple of Period 1 Earnings	11.4

Austin Associates LLC

Table 2.3
Valrico Bancorp, Inc.
Discounted Cash Flow Value Approach - Parent-Only Adjustments

		31-Dec-03
Total Common Equity (Parent Only)($000)		$10,069

	Premium
Adjustments	(Discount)
Investment in Subs	$6,683
Other Assets	$0

Total Balance Sheet Adjustments	$6,683
Other Adjustments (Intangible Assets)	$0

Total Adjustments		$6,683
Adjusted Total Capital		$16,752
Shares of Common Stock Outstanding		323,990
Book Value Per Share		$31.08
Valuation Adjustments Per Share		$20.63
Adjusted Value Per Share		$51.71
Adjusted Value as a % of Book Value		166.37%

Table 2.4
Valrico Bancorp, Inc.
Discounted Cash Flow Value — Other Adjustments

31-Dec-03
Pre-Adjustment Value
Indication of Value	$51.71
Adjustments
Effect of Stock Options on a Per Share Basis (1)	($6.89)
DCF Value Results After Adjustments
Indication of Value	$44.81
% of Book Value	144%
Multiple of 2003 Basic EPS	9.8
Multiple of 2003 Core Diluted EPS	11.1

(1)	The Black-Scholes method is the most common and widely accepted model to calculate the fair value of an option. Based on the following assumptions:

Stock Price of Company	$51.71
Weighted Exercise Price of Options	$16.73
Weighted Expected Life of Options (yrs)	3.00
Expected Annual Dividend Yield	1.00%
Risk-Free Interest Rate (Equal to term of options)	2.30%
Volatility	20.00%
Shares Under Option	64,613
Total Shares Outstanding	323,990
Present Value of Option Using Black-Scholes Method	$34.57
Aggregate Present Value of Options	$2,233,671

Austin Associates LLC

Table 3.1
Valrico State Bank
Net Asset Value - Summary

31-Dec-03
Stated Book Value ($000)	$10,050

	Premium		Adjustment
	(Discount)		Source
Adjustments
Securities (Held-to-Maturity)	$64		Call Report
Loans and Leases (Yield Basis Adjustment)	$1,121		Table 3.2
Credit Quality Adjustment	$0		See Note (1)
Premises and Fixed Assets	$0
Other Real Estate Owned	($30)		Table 3.3
Intangible Assets (Excluding MSRs)	$0
Other Assets (FASB 115 Deferred Tax Asset)	$0
Time Deposits	($380)		Table 3.4
Borrowings	($153)		Table 3.5
Other Liabilities (FASB 115 Deferred Tax Liability)	$0

Total Balance Sheet Adjustments	$622
Additional Adjustments
Core Deposit Value	$4,642		Table 3.6
Other Adjustments	$0

Total Additional Adjustments	$4,642
Total Adjustments		$5,264

Net Asset Value		$15,314
Per Share		NA
Net Asset Value/Stated Book Value		152%

(1)	Loan loss reserve is assumed to be adequately funded.

Austin Associates LLC

Table 3.2
Valrico State Bank
Net Asset Value - Loan Portfolio Valuation Summary ($000)

	Stated Book Value	Market Value	(Discount)
TOTALS	$86,098	$87,219	$1,121

TOTAL LOANS
Stated Book Value	$86,098
Estimated Average Repricing Period (Years)	1.87
Estimated Average Maturity Period (Years)	3.75
Bank Yield on Total Loans (1)	7.26%
Market Yield on Total Loans (2)	5.84%
Discount Rate	12.50%
Projected Monthly Cash Flow @ Bank Yield (3)	$2,191
Projected Montly Cash Flow @ Market Yield (3)	$2,135
Actual vs. Market Cash Flow Per Month	$56
Present Value of Positive (Negative) Cash Flow	$1,121
Market Value of Term Loan Category	$87,219

	Actual vs. Market	Present Value of Actual
	Cash Flow Per Year	vs. Market Cash Flow
Year	During Repricing Period	During Repricing Period
1	$671	$632
2	$587	$489
3	$0	$0
4	$0	$0
5	$0	$0
6	$0	$0
7	$0	$0

(1)	Based on 12/31/03 Call Report Data and Internal Reports.

(2)	Based on National Averages from BankRate.com.

(3)	Ordinary Annuity Calculation Utilizing the Average Maturity Period.

Austin Associates LLC

Table 3.3
Valrico State Bank
Net Asset Value - Discount to Other Real Estate ($000)

Bank Management’s Estimate of Loss

	Aggregate	Management’s
Type of Asset	Dollar Amount	Estimate of Loss
Other Real Estate	$303	$0

Totals	$303	$0

Austin Associates’ Additional Discounts

	Aggregate	Discount	Discount
Type of Asset	Dollar Amount	(Percent)	(Dollars)
Other Real Estate	$303	10.00%	$30

Totals	$303		$30

Total Discount	$30

Austin Associates LLC

Table 3.4
Valrico State Bank
Net Asset Value - Certificates of Deposit Valuation Summary ($000)

			Premium
Deposit Type	Stated Book Value	Market Value	(Discount)
Jumbo C.D.s	$10,893	$11,061	($168)
All Other C.D.s	$24,422	$24,634	($212)

Totals	$35,315	$35,695	($380)

Note: The Market Value for Deposit Liabilities will be less than Book Value when the Market Interest Rate Exceeds the Bank Interest Rate.

	Jumbo C.D.s	All Other C.D.s
Stated Book Value	$10,893	$24,422
Estimated Average Maturity (Years)	1.65	1.21
Bank Rate (1)	3.29%	2.48%
Market Rate (1)	2.25%	1.70%
Discount Rate	12.50%	12.50%
Projected Annual Interest - Bank Rates (2)	$358	$605
Projected Annual Interest - Market Rates (2)	$245	$415
Actual vs. Market Interest Paid	($113)	($190)
Present Value of Positive (Negative) Cash Flow	($168)	($212)
Market Value of CD Category	$11,061	$24,634

	Actual vs. Market Annual Interest Paid		Present Value of Actual vs. Market Interest Paid
YEAR	Jumbo C.D.s	All Other C.D.s	Jumbo C.D.s	All Other C.D.s
1	($113)	($190)	($107)	($179)
2	($74)	($40)	($61)	($33)
3	$0	$0	$0	$0
4	$0	$0	$0	$0
5	$0	$0	$0	$0

(1)	Bank Rates Calculated from Internal Reports and 12/31/03 Call Report; Market Rates are Estimated Based on National Averages from BankRate.com.

(2)	Assumes Simple Interest Paid Annually.

Table 3.5
Valrico State Bank
Net Asset Value - Detail on Borrowings ($000)

			Premium
Borrowing Type	Stated Book Value	Market Value	(Discount)
FHLB - Term	$2,000	$2,153	($153)

Totals	$2,000	$2,153	($153)

Note: The Market Value for Borrowings will be less than Book Value when the Market Interest Rate Exceeds the Bank Interest Rate.

FHLB - Term
Stated Book Value	$2,000
Estimated Average Maturity (Years)	4.00
Bank Rate (1)	6.00%
Market Rate (1)	3.59%
Discount Rate	12.50%
Projected Annual Interest - Bank Rates (2)	$120
Projected Annual Interest - Market Rates (2)	$72
Actual vs. Market Interest Paid	($48)
Present Value of Positive (Negative) Cash Flow	($153)
Market Value of CD Category	$2,153

	Actual vs. Market Annual Interest Paid	Present Value of Actual vs. Market Interest Paid
YEAR	FHLB - Term	FHLB - Term
1	($48)	($45)
2	($48)	($40)
3	($48)	($36)
4	($48)	($32)
5	$0	$0

(1)	Bank Rates Calculated from 12/31/03 Asset/Liability Report; Market Rates are Based on FHLB rates as of December 31, 2003 for equivalent term of borrowings.

(2)	Assumes Simple Interest Paid Annually.

Table 3.6
Valrico State Bank
Net Asset Value - Core Deposit Value ($000)

			Money
	Demand	N.O.W.	Market	Savings
	Deposits	Deposits	Deposits	Deposits
Total Balance	$19,847	$22,570	$8,645	$20,551
Investable Balance (1)	87.52%	89.55%	99.47%	99.38%
Invested	$17,370	$20,211	$8,599	$20,424
Assumed Yield (2)	6.01%	6.01%	6.01%	6.01%
Income	$1,044	$1,215	$517	$1,228
Service Charge Income (2)	$936	$0	$0	$0
Total Income	$1,980	$1,215	$517	$1,228
Operating Expense (1)	3.950%	1.880%	0.690%	2.330%
Interest Expense (2)	0.000%	0.185%	1.000%	0.500%
Total Expense	3.950%	2.065%	1.690%	2.830%
Expenses	$784	$466	$146	$582
Before Tax Income	$1,196	$749	$371	$646
Tax Rate	40%	40%	40%	40%
After Tax Income	$718	$449	$223	$388

Aggregate Income		$1,777

Depletion Schedule

	Balance	Average	Estimated	P.V.I.F.	Present
Period	Beg. of Period	Balance	Income	12.50%	Value
1	$71,613	$65,103	$1,616	0.9412	$1,521
2	$58,592	$52,733	$1,309	0.8337	$1,091
3	$46,874	$41,666	$1,034	0.7385	$764
4	$36,458	$31,900	$792	0.6542	$518
5	$27,343	$23,437	$582	0.5795	$337
6	$19,531	$16,276	$404	0.5133	$207
7	$13,021	$10,416	$259	0.4547	$118
8	$7,812	$5,859	$145	0.4028	$59
9	$3,906	$2,604	$65	0.3568	$23
10	$1,302	$651	$16	0.3160	$5
11	$0	$0	$0	0.2800	$0

Estimated Value of Core Deposit Accounts	$4,642
Estimated Value as Percent of Core Deposits	6.48%

(1)	Source: The Federal Reserve’s Functional Cost and Profit Analysis

(2)	Source: Call Report as of 12/31/03 and Internal Reports.

Austin Associates LLC

Table 3.7
Valrico Bancorp, Inc.
Net Asset Value — Parent-Only Adjustments

31-Dec-03
Total Common Equity (Parent Only) ($000)	$10,069

Premium
Adjustments	(Discount)
Investment in Subsidiary:
Investment in Subs	$5,264
Other Assets	$0
Total Balance Sheet Adjustments	$5264
Other Adjustments (Intangible Assets)	$0

Total Adjustments	$5,264
Adjusted Total Capital	$15,333

Shares of Common Stock Outstanding	323,990
Book Value Per Share	$31.08
Valuation Adjustments Per Share	$16.25
Adjusted Value Per Share	$47.33
Adjusted Value as a % of Book Value	152.28%

Table 3.8
Valrico Bancorp, Inc.
Net Asset Value — Other Adjustments

31-Dec-03
Pre-Adjustment Value
Indication of Value	$47.33
Adjustments
Effect of Stock Options on a Per Share Basis (1)	($6.05)
Net Asset Value Results After Adjustments
Indication of Value	$41.28
% of Book Value	133%
Multiple of 2003 Basic EPS	9.1
Multiple of 2003 Core Diluted EPS	10.3

(1)	The Black-Scholes method is the most common and widely accepted model to calculate the fair value of an option. Based on the following assumptions:

Stock Price of Company	$47.33
Weighted Exercise Price of Options	$16.73
Weighted Expected Life of Options (yrs)	3.00
Expected Annual Dividend Yield	1.00%
Risk-Free Interest Rate (Equal to term of options)	2.30%
Volatility	20.00%
Shares Under Option	64,613
Total Shares Outstanding	323,990
Present Value of Option Using Black-Scholes Method	$30,32
Aggregate Present Value of Options	$1,959,066

Austin Associates LLC

Table 4.1
Selective Publicly Traded Banks in Florida
with Assets < $500 Million*

* Additional Criteria:
Excludes M&A target companies
FINANCIAL PERFORMANCE

				MRQ	MRQ	LTM	LTM	LTM	LTM	MRQ
				Total	Tg Equity/	Core EPS	Core	Core	Efficiency	NPAs/
				Assets	Tg Assets	Growth	ROAA	ROAE	Ratio	Assets
	Company Name	City	ST	($000)	(%)	(%)	(%)	(%)	(%)	(%)
1	Pointe Financial Corp.	Boca Raton	FL	$349,361	9.10%	104.3%	0.66%	6.54%	81.57%	0.26%
2	First National Bancshares Inc.	Bradenton	FL	$242,547	8.85%	-2.6%	1.01%	11.15%	65.96%	0.00%
3	Coast Financial Holdings Inc.	Bradenton	FL	$224,748	7.03%	NA	NA	NA	NA	0.13%
4	Madison Bancshares Inc.	Palm Harbor	FL	$197,429	8.14%	20.0%	0.99%	12.75%	64.49%	0.17%
5	Bancshares of Florida Inc.	Naples	FL	$193,075	11.18%	NM	-2.04%	-15.83%	141.84%	0.10%
6	Jacksonville Bancorp Inc.	Jacksonville	FL	$173,994	7.37%	NA	0.52%	5.93%	62.26%	1.03%
7	Atlantic BancGroup Inc.	Jacksonville Beach	FL	$143,559	8.76%	21.5%	0.81%	7.94%	69.34%	0.00%
8	OptimumBank.com	Plantation	FL	$125,133	11.62%	NA	NA	NA	NA	0.00%
9	Tarpon Coast Bancorp	Port Charlotte	FL	$123,142	7.66%	NM	0.87%	10.34%	87.13%	0.90%
10	Suncoast Bancorp Inc.	Sarasota	FL	$69,544	10.60%	NM	0.17%	1.67%	88.11%	0.00%

			Average	$184,253	9.03%	35.8%	0.37%	5.06%	82.59%	0.26%
			Median	$183,535	8.81%	20.8%	0.74%	7.24%	75.46%	0.12%
			25th Percentile	$129,740	7.78%	14.3%	0.43%	4.87%	65.59%	0.00%
			75th Percentile	$217,918	10.23%	42.2%	0.90%	10.54%	87.38%	0.24%

	Valrico Bancorp, Inc.			$122,882	8.19%	56.2%	1.14%	15.03%	64.56%	0.25%

*	LTM Core EPS Growth based on LTM Diluted EPS Growth.

*	LTM Core ROAA and Core ROAE based on Core Net Income of $1,386,000.

STOCK PERFORMANCE

					1-Year				1-Year
				12/31/03	Price	Price/	Price/Tg	Price/LTM	Average	Monthly
				Closing	Change	Book	Book	Core EPS	Monthly	Volume
	Company Name	Exchange	Ticker	Price	(%)	(%)	(%)	(x)	Volume	to Shares
1	Pointe Financial Corp.	NASDAQ	PNTE	$24.00	69.0%	156%	172%	25.0	84,370	3.75%
2	First National Bancshares Inc.	NASDAQ	FBMT	$23.31	22.6%	216%	216%	21.0	13,398	0.67%
3	Coast Financial Holdings Inc.	NASDAQ	CFHI	$13.60	NA	187%	187%	NA	NA	NA
4	Madison Bancshares Inc.	NASDAQ	MDBS	$15.97	31.3%	203%	203%	17.7	34,562	1.69%
5	Bancshares of Florida Inc.	NASDAQ	BOFL	$14.74	NA	210%	210%	NA	NA	NA
6	Jacksonville Bancorp Inc.	NASDAQ	JAXB	$16.40	37.5%	188%	188%	30.9	34,892	2.38%
7	Atlantic BancGroup Inc.	NASDAQ	ATBC	$18.49	70.7%	183%	183%	23.4	16,786	1.35%
8	OptimumBank.com	NASDAQ	OPBK	$8.11	NA	146%	146%	NA	NA	NA
9	Tarpon Coast Bancorp	OTC BB	TCBA	$14.50	45.0%	182%	182%	18.6	31,812	2.69%
10	Suncoast Bancorp Inc.	OTC BB	SUNB	$9.05	11.6%	123%	123%	90.5	4,576	0.65%

				Average	41.1%	180%	181%	32.5	31,485	1.88%
				Median	37.5%	185%	185%	23.4	31,812	1.69%
				25th Percentile	26.9%	163%	174%	19.8	15,092	1.01%
				75th Percentile	57.0%	199%	199%	28.0	34,727	2.53%

Austin Associates LLC

Table 4.2
Selective Publicly Traded Banks in the Southeast Region
with Assets Between $50 Million — $250 Million*

* Additional Criteria:
LTM Core ROAA 0.50% — 1.50%, LTM Core ROAE > 8.0%, and Tg Equity/Tg Assets 6.0% — 9.0%
FINANCIAL PERFORMANCE

				MRQ	MRQ	LTM	LTM	LTM	LTM	MRQ
				Total	Tg Equity/	Core EPS	Core	Core	Efficiency	NPAs/
				Assets	Tg Assets	Growth	ROAA	ROAE	Ratio	Assets
	Company Name	City	ST	($000)	(%)	(%)	(%)	(%)	(%)	(%)
1	First South Bancorp Inc.	Spartanburg	SC	$244,244	6.45%	20.7%	0.83%	11.64%	58.27%	0.32%
2	First National Bancshares Inc.	Bradenton	FL	$242,547	8.85%	-2.6%	1.01%	11.15%	65.96%	0.00%
3	First Community Corp.	Lexington	SC	$205,015	8.94%	30.1%	0.89%	9.59%	64.96%	0.10%
4	Thomasville Bancshares Inc.	Thomasville	GA	$201,177	6.66%	14.7%	1.05%	12.36%	60.48%	0.32%
5	MidCarolina Financial Corp.	Burlington	NC	$198,974	6.99%	48.0%	0.88%	12.55%	69.15%	0.35%
6	Madison Bancshares Inc.	Palm Harbor	FL	$197,429	8.14%	20.0%	0.99%	12.75%	64.49%	0.17%
7	First Trust Bank	Charlotte	NC	$192,716	7.35%	44.7%	1.10%	14.53%	52.69%	0.02%
8	Waccamaw Bankshares Inc.	Whiteville	NC	$184,957	8.09%	40.0%	1.11%	12.56%	51.31%	1.08%
9	Bank of the James Finl Grp Inc	Lynchburg	VA	$133,741	8.23%	60.5%	1.19%	13.41%	60.84%	0.07%
10	Tarpon Coast Bancorp	Port Charlotte	FL	$123,142	7.66%	NM	0.87%	10.34%	87.13%	0.90%
11	Bank of Wilmington	Wilmington	NC	$115,328	7.96%	54.6%	0.84%	10.65%	73.13%	1.34%

			Average	$185,388	7.76%	33.1%	0.98%	11.96%	64.40%	0.42%
			Median	$197,429	7.96%	35.1%	0.99%	12.36%	64.49%	0.32%
			25th Percentile	$159,349	7.17%	20.2%	0.88%	10.90%	59.38%	0.09%
			75th Percentile	$203,096	8.19%	47.2%	1.08%	12.66%	67.56%	0.63%

	Valrico Bancorp, Inc.			$122,882	8.19%	56.2%	1.14%	15.03%	64.56%	0.25%

*	LTM Core EPS Growth based on LTM Diluted EPS Growth.

*	LTM Core ROAA and Core ROAE based on Core Net Income of $1,386,000.

STOCK PERFORMANCE

					1-Year				1-Year
				12/31/03	Price	Price/	Price/Tg	Price/LTM	Average	Monthly
				Closing	Change	Book	Book	Core EPS	Monthly	Volume
	Company Name	Exchange	Ticker	Price	(%)	(%)	(%)	(x)	Volume	to Shares
1	First South Bancorp Inc.	OTC BB	FSBS	$31.50	5.0%	184%	184%	18.0	9,658	1.05%
2	First National Bancshares Inc.	NASDAQ	FBMT	$23.31	22.6%	216%	216%	21.0	13,398	0.67%
3	First Community Corp.	NASDAQ	FCCO	$21.75	63.5%	181%	190%	20.1	19,096	1.20%
4	Thomasville Bancshares Inc.	Pink Sheet	THVB	$21.90	18.4%	191%	240%	16.5	2,112	0.15%
5	MidCarolina Financial Corp.	OTC BB	MCFI	$17.57	48.0%	260%	260%	23.7	12,562	0.61%
6	Madison Bancshares Inc.	NASDAQ	MDBS	$15.97	31.3%	203%	203%	17.7	34,562	1.69%
7	First Trust Bank	OTC BB	NCFT	$20.95	73.4%	249%	249%	19.1	10,010	0.60%
8	Waccamaw Bankshares Inc.	NASDAQ	WBNK	$27.24	NA	311%	340%	27.8	NA	NA
9	Bank of the James Finl Grp Inc	OTC BB	BOJF	$23.25	60.3%	198%	198%	16.2	6,204	0.66%
10	Tarpon Coast Bancorp	OTC BB	TCBA	$14.50	45.0%	182%	182%	18.6	31,812	2.69%
11	Bank of Wilmington	NASDAQ	BKWW	$11.90	76.3%	176%	176%	17.5	43,032	3.16%

				Average	44.4%	214%	222%	19.7	18,245	1.25%
				Median	46.5%	198%	203%	18.6	12,980	0.86%
				25th Percentile	24.8%	183%	187%	17.6	9,746	0.62%
				75th Percentile	62.7%	233%	244%	20.6	28,633	1.57%

Austin Associates LLC

Table 4.3
Selective Publicly Traded Banks in the Nation
with Assets Between $75 Million — $200 Million*

* Additional Criteria:
LTM Core ROAA 0.50% — 1.50%. LTM Core ROAE > 9.0%, and Tg Equity/Tg Assets 5.0% — 9.0%
FINANCIAL PERFORMANCE

				MRQ	MRQ	LTM	LTM	LTM	LTM	MRQ
				Total	Tg Equity/	Core EPS	Core	Core	Efficiency	NPAs/
				Assets	Tg Assets	Growth	ROAA	ROAE	Ratio	Assets
	Company Name	City	ST	($000)	(%)	(%)	(%)	(%)	(%)	(%)
1	MidCarolina Financial Corp.	Burlington	NC	$198,974	6.99%	48.0%	0.88%	12.55%	69.15%	0.35%
2	Madison Bancshares Inc.	Palm Harbor	FL	$197,429	8.14%	20.0%	0.99%	12.75%	64.49%	0.17%
3	First Trust Bank	Charlotte	NC	$192,716	7.35%	44.7%	1.10%	14.53%	52.69%	0.02%
4	First City Bank	New Britain	CT	$191,603	6.95%	46.1%	0.81%	11.97%	60.70%	0.53%
5	VSB Bancorp Inc.	Staten Island	NY	$190,302	5.49%	NA	0.91%	13.80%	64.78%	0.13%
6	Waccamaw Bankshares Inc.	Whiteville	NC	$184,957	8.09%	40.0%	1.11%	12.56%	51.31%	1.08%
7	Simsbury Bank & Trust Co.	Simsbury	CT	$184,739	6.66%	28.8%	1.03%	15.26%	61.65%	0.00%
8	Santa Lucia Bank	Atascadero	CA	$177,965	6.95%	34.1%	0.86%	12.14%	73.77%	0.46%
9	Allaire Community Bank	Wall Township	NJ	$174,873	7.69%	65.0%	0.84%	10.31%	68.64%	0.02%
10	Grandsouth Bancorporation	Greenville	SC	$164,723	5.90%	NA	0.60%	9.42%	60.52%	0.61%
11	Canyon National Bank	Palm Springs	CA	$155,149	7.54%	36.4%	1.21%	16.03%	60.40%	0.26%
12	Coast Bancorp	San Luis Obispo	CA	$140,047	6.13%	21.3%	0.69%	10.92%	73.20%	0.02%
13	Bank of the James Finl Grp Inc	Lynchburg	VA	$133,741	8.23%	60.5%	1.19%	13.41%	60.84%	0.07%
14	Clarkston Financial Corp.	Clarkston	MI	$131,982	7.79%	95.4%	0.73%	9.27%	65.53%	0.00%
15	Tarpon Coast Bancorp	Port Charlotte	FL	$123,142	7.66%	NM	0.87%	10.34%	87.13%	0.90%
16	Oregon Pacific Bancorp	Florence	OR	$120,278	7.08%	13.2%	0.82%	11.17%	79.98%	0.01%
17	Bank of Wilmington	Wilmington	NC	$115,328	7.96%	54.6%	0.84%	10.65%	73.13%	1.34%
18	CalWest Bancorp	Rancho Sta Margarita	CA	$111,920	7.80%	-40.1%	0.83%	9.71%	84.71%	0.50%
19	United Commerce Bank	Bloomington	IN	$100,970	8.69%	105.2%	1.22%	13.88%	69.03%	0.20%
20	Ridgestone Financial Services	Brookfield	WI	$91,440	8.43%	77.3%	0.83%	9.53%	64.46%	0.32%

			Average	$154,114	7.38%	44.1%	0.92%	12.01%	67.31%	0.35%
			Median	$159,936	7.60%	44.7%	0.87%	12.06%	65.16%	0.23%
			25th Percentile	$122,426	6.95%	28.8%	0.83%	10.33%	60.81%	0.02%
			75th Percentile	$186,293	7.99%	60.5%	1.05%	13.51%	73.15%	0.51%

	Valrico Bancorp., Inc.			$122,882	8.19%	56.2%	1.14%	15.03%	64.56%	0.25%

*	LTM Core EPS Growth based on LTM Diluted EPS Growth.

*	LTM Core ROAA and Core ROAE based on Core Net Income of $1,386,000.

STOCK PERFORMANCE

					1-Year				1-Year
				12/31/03	Price	Price/	Price/Tg	Price/LTM	Average	Monthly
				Closing	Change	Book	Book	Core EPS	Monthly	Volume
	Company Name	Exchange	Ticker	Price	(%)	(%)	(%)	(x)	Volume	to Shares
1	MidCarolina Financial Corp.	OTC BB	MCFI	$17.57	48.0%	260%	260%	23.7	12,562	0.61%
2	Madison Bancshares Inc.	NASDAQ	MDBS	$15.97	31.3%	203%	203%	17.7	34,562	1.69%
3	First Trust Bank	OTC BB	NCFT	$20.95	73.4%	249%	249%	19.1	10,010	0.60%
4	First City Bank	AMEX	FBK	$18.50	85.0%	157%	157%	14.2	9,966	0.88%
5	VSB Bancorp Inc.	OTC BB	VSBN	$23.00	32.7%	232%	232%	18.4	4,488	0.43%
6	Waccamaw Bankshares Inc.	NASDAQ	WBNK	$27.24	NA	311%	340%	27.8	NA	NA
7	Simsbury Bank & Trust Co.	OTC BB	SBUY	$37.50	74.4%	243%	243%	17.1	9,350	1.17%
8	Santa Lucia Bank	OTC BB	SLNB	$57.00	16.3%	213%	213%	18.3	1,936	0.42%
9	Allaire Community Bank	OTC BB	ALCY	$19.75	15.1%	275%	275%	29.9	16,896	0.90%
10	Grandsouth Bancorporation	OTC BB	GRRB	$10.05	NA	204%	204%	30.5	NA	NA
11	Canyon National Bank	OTC BB	CYNA	$30.00	78.8%	241%	241%	17.1	3,322	0.35%
12	Coast Bancorp	OTC BB	CTBP	$23.50	33.5%	173%	173%	17.9	5,764	0.91%
13	Bank of the James Finl Grp Inc	OTC BB	BOJF	$23.25	60.3%	198%	198%	16.2	6,204	0.66%
14	Clarkston Financial Corp.	OTC BB	CKSB	$16.45	91.3%	165%	166%	19.6	26,070	2.51%
15	Tarpon Coast Bancorp	OTC BB	TCBA	$14.50	45.0%	182%	182%	18.6	31,812	2.69%
16	Oregon Pacific Bancorp	OTC BB	OPBP	$6.90	-4.8%	176%	176%	16.1	9,966	0.46%
17	Bank of Wilmington	NASDAQ	BKWW	$11.90	76.3%	176%	176%	17.5	43,032	3.16%
18	CalWest Bancorp	OTC BB	CALW	$13.50	12.5%	167%	167%	15.9	NA	NA
19	United Commerce Bank	OTC BB	UCMB	$12.50	51.5%	138%	138%	10.5	6,468	0.67%
20	Ridgestone Financial Services	OTC BB	RFSV	$11.88	44.5%	128%	128%	15.2	51,700	6.23%

				Average	48.1%	205%	206%	19.1	16,712	1.43%
				Median	46.5%	200%	200%	17.8	9,966	0.88%
				25th Percentile	31.7%	172%	172%	16.1	6,204	0.60%
				75th Percentile	74.2%	241%	241%	19.2	26,070	1.69%

Austin Associates LLC

Table 4.4
Guideline Transactions
Based on Minority Share Level

	Selected
Price/Tangible Book Valuation	Multiple	Results
Valrico Bancorp Tangible Book Value (12/31/03)		$31.08
Guideline Price/Tangible Book	185%
Indication of Value—Price/Tangible Book Approach		$57.49

	Selected
Price/Earnings Valuation	Multiple	Results
Valrico Bancorp LTM Core Diluted EPS (12/31/03)		$4.02
Guideline Price/Earnings	15.0
Indication of Value—Price/Earnings Approach		$60.31

Austin Associates LLC

Table 5.1
Selective Bank Sale Transactions in Florida
Announced in 2003

Criteria:
Complete Pricing Information Available and
Excludes Terminated Deals

				Seller Financial Statistics
					Tangible
				Total	Equity/
				Assets	Tangible	YTD	YTD	NPAs/
	Buyer	Seller	ST	($000)	Assets	ROAA	ROAE	Assets
1	Colonial BancGroup Inc.	P.C.B. Bancorp Inc.	FL	$660,113	5.23%	0.88%	13.06%	0.18%
2	1st United Bancorp	First Western Bank	FL	$30,539	12.24%	0.62%	4.95%	0.04%
3	BB&T Corp.	Republic Bancshares Inc.	FL	$2776,226	7.01%	0.42%	5.89%	0.47%
4	Alabama National BanCorp.	Indian River Banking Co.	FL	$516,536	7.15%	1.00%	13.68%	0.08%
5	Gulf Atlantic Finl Group Inc.	First National Bank	FL	$28,274	10.64%	0.46%	4.78%	0.32%
6	Alabama National BanCorp.	Cypress Bankshares Inc.	FL	$108,044	7.81%	0.81%	9.45%	0.00%
7	Synovus Financial Corp.	Peoples Florida Banking	FL	$230,664	7.01%	1.31%	18.81%	0.04%
8	Investor group	First Bank of Jacksonville	FL	$20,782	15.98%	-0.29%	-1.56%	0.00%
9	Colonial BancGroup Inc.	Sarasota Bancorp.	FL	$164,485	7.39%	1.20%	15.85%	0.64%
10	Investor group	Advantage Bankshares	FL	$48,918	8.74%	0.70%	8.44%	2.65%
11	F.N.B. Corp.	Charter Banking Corp.	FL	$645,578	6.01%	0.79%	9.39%	0.14%
12	Alabama National BanCorp.	Millennium Bank	FL	$95,310	8.56%	0.85%	9.31%	0.03%
		Average		$443,789	8.65%	0.73%	9.34%	0.38%
		25th Percentile		$44,323	7.01%	0.58%	5.66%	0.04%
		Median		$136,265	7.60%	0.80%	9.35%	0.11%
		75th Percentile		$548,797	9.22%	0.91%	13.22%	0.36%
	Valrico Bancorp (1)			$122,882	8.19%	1.14%	15.03%	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Deal Statistics			Deal Valuation
					Deal		Price/	Price/	Prem
				Announce	Value	Stock or	Tangible	LTM	to Core
	Buyer	Seller	ST	Date	($Mil)	Cash	Book	Earnings	Deposits
1	Colonial BancGroup Inc.	P.C.B. Bancorp Inc.	FL	12/23/03	$141.6	Mixed	416%	24.9	22.8%
2	1st United Bancorp	First Western Bank	FL	12/16/03	$6.6	Cash	177%	26.0	11.5%
3	BB&T Corp.	Republic Bancshares Inc.	FL	12/02/03	$436.0	Mixed	220%	65.1	12.7%
4	Alabama National BanCorp.	Indian River Banking Co.	FL	10/22/03	$113.5	Mixed	307%	22.1	21.4%
5	Gulf Atlantic Finl Group Inc.	First National Bank	FL	10/21/03	$6.0	Cash	200%	47.2	13.2%
6	Alabama National BanCorp.	Cypress Bankshares Inc.	FL	10/15/03	$26.7	Mixed	315%	36.4	19.9%
7	Synovus Financial Corp.	Peoples Florida Banking	FL	10/07/03	$77.6	Mixed	480%	28.2	38.8%
8	Investor group	First Bank of Jacksonville	FL	07/24/03	$7.4	Cash	223%	NM	28.7%
9	Colonial BancGroup Inc.	Sarasota Bancorp.	FL	06/26/03	$40.6	Stock	334%	21.6	30.3%
10	Investor group	Advantage Bankshares	FL	04/29/03	$10.0	Cash	NA	NA	NA
11	F.N.B. Corp.	Charter Banking Corp.	FL	02/03/03	$150.3	Cash	392%	36.7	34.8%
12	Alabama National BanCorp.	Millennium Bank	FL	01/29/03	$25.4	Mixed	311%	34.4	24.6%
		Average					307%	34.3	23.5%
		25th Percentile					222%	25.1	16.5%
		Median					311%	31.3	22.8%
		75th Percentile					363%	36.6	29.5%
	Valrico Bancorp (1)

(1)	YTD ROAA and ROAE based on LTM Core Net Income of $1,386,000.

Note: S-Corporation selling companies have been adjusted to C-Corporation status (including pricing multiples). Assumes 35% tax rate.

Source: All data from SNL Financial, LLC.

Table 5.2
Selective Bank Sale Transactions in the Southeast Region
Announced in 2003

Criteria:
Assets Between $75 — $300, YTD ROAA > 0.0% Million
Tg Equity/Tg Assets < 10.0%
Complete Pricing Information Available and
Excludes Terminated Deals

				Seller Financial Statistics
				Total	Tangible Equity/
				Assets	Tangible	YTD	YTD	NPAs/
	Buyer	Seller	ST	($000)	Assets	ROAA	ROAE	Assets
1	NBC Capital Corp.	Enterprise Bancshares	TN	$262,169	7.21%	0.70%	8.87%	2.10%
2	TowneBank	Harbor Bank	VA	$262,983	8.26%	0.75%	9.13%	0.17%
3	Alabama Natl BanCorp.	Cypress Bankshares	FL	$108,044	7.81%	0.81%	9.45%	0.00%
4	Simmons First National	Alliance Bancorporation	AR	$138,557	8.08%	1.21%	14.78%	0.40%
5	Synovus Finl Corp.	Peoples FL Banking Co	FL	$230,664	7.01%	1.31%	18.81%	0.04%
6	GB&T Bancshares Inc.	Southern Heritage Bncp	GA	$97,895	8.99%	0.73%	8.16%	0.02%
7	Colonial BancGroup	Sarasota Bancorp.	FL	$164,485	7.39%	1.20%	15.85%	0.64%
8	Greene County Bncshs	Independent Bankshares	TN	$168,596	8.95%	0.72%	10.61%	0.89%
9	Yadkin Valley Bk & Tr	High Country Finl Corp	NC	$177,710	8.98%	0.58%	6.39%	1.85%
10	GB&T Bancshares Inc.	Baldwin Bancshares, Inc.	GA	$131,021	8.66%	1.16%	13.44%	0.09%
11	Community Bancshares	First Lucedale Bancorp	MS	$81,128	9.04%	1.85%	30.88%	5.89%
12	Arvest Bank Group	Mountain Bancshares	AR	$211,190	7.48%	1.21%	16.75%	0.56%
13	Alabama Natl BanCorp.	Millennium Bank	FL	$95,310	8.56%	0.85%	9.31%	0.03%
14	First Community Bcshs	CommonWealth Bank	VA	$129,802	6.17%	0.79%	11.39%	0.26%
15	United Commty Banks	First Georgia Holding Inc.	GA	$260,873	7.88%	0.62%	7.70%	2.32%
16	United Commty Banks	First Central Bancshares	TN	$149,926	8.51%	0.74%	8.87%	0.41%
		Average		$166,897	8.06%	0.95%	12.52%	0.98%
		25th Percentile		$124,363	7.46%	0.73%	8.87%	0.08%
		Median		$157,206	8.17%	0.80%	10.03%	0.41%
		75th Percentile		$216,059	8.73%	1.20%	15.05%	1.13%
	Valrico Bancorp (1)			$122,882	8.19%	1.14%	15.03%	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

g
				Deal Statistics			Deal Valuation
					Deal		Price/	Price/	Prem
				Announce	Value	Stock or	Tangible	LTM	to Core
	Buyer	Seller	ST	Date	($Mil)	Cash	Book	Earnings	Deposits
1	NBC Capital Corp.	Enterprise Bancshares	TN	12/11/03	$53.1	Cash	282%	41.7	21.6%
2	TowneBank	Harbor Bank	VA	10/23/03	$84.4	Stock	327%	42.7	34.3%
3	Alabama Natl BanCorp.	Cypress Bankshares	FL	10/15/03	$26.7	Mixed	315%	36.4	19.9%
4	Simmons First National	Alliance Bancorporation	AR	10/08/03	$25.5	Mixed	247%	21.3	16.4%
5	Synovus Finl Corp.	Peoples FL Banking Co	FL	10/07/03	$77.6	Mixed	480%	28.2	38.8%
6	GB&T Bancshares Inc.	Southern Heritage Bncp	GA	08/29/03	$25.4	Mixed	268%	26.4	24.8%
7	Colonial BancGroup	Sarasota Bancorp.	FL	06/26/03	$40.6	Stock	334%	21.6	30.3%
8	Greene County Bncshs	Independent Bankshares	TN	06/18/03	$29.7	Mixed	197%	25.8	12.5%
9	Yadkin Valley Bk & Tr	High Country Finl Corp	NC	05/28/03	$36.7	Mixed	213%	35.2	16.7%
10	GB&T Bancshares Inc.	Baldwin Bancshares, Inc.	GA	04/28/03	$31.6	Stock	277%	21.7	22.3%
11	Community Bancshares	First Lucedale Bancorp	MS	03/26/03	$5.0	Cash	184%	3.6	3.9%
12	Arvest Bank Group	Mountain Bancshares	AR	02/13/03	$30.5	Cash	193%	13.7	10.5%
13	Alabama Natl BanCorp.	Millennium Bank	FL	01/29/03	$25.4	Mixed	311%	34.4	24.6%
14	First Community Bcshs	CommonWealth Bank	VA	01/27/03	$24.8	Mixed	274%	28.2	16.6%
15	United Commty Banks	First Georgia Holding Inc.	GA	01/23/03	$42.1	Mixed	205%	27.2	11.8%
16	United Commty Banks	First Central Bancshares	TN	01/08/03	$29.4	Mixed	239%	22.7	14.5%
		Average					272%	26.9	20.0%
		25th Percentile					211%	21.7	14.0%
		Median					271%	26.8	18.3%
		75th Percentile					312%	34.6	24.7%
	Valrico Bancorp (1)

(1)	YTD ROAA and ROAE based on LTM Core Net Income of $1,386,000.

Note: S-Corporation selling companies have been adjusted to C-Corporation status (including pricing multiples). Assumes 35% tax rate.

Source: All data from SNL Financial, LLC.

Table 5.3
Selective Bank Sale Transactions in the Nation
Announced in 2003

Criteria:
Assets Between $75 — $250 Million, YTD ROAA 0.75% — 1.50%,
Tg Equity/Tg Assets < 10.0%
Complete Pricing Information Available and

Excludes Terminated Deals

				Seller Financial Statistics
					Tangible
				Total	Equity/
				Assets	Tangible	YTD	YTD	NPAs/
	Buyer	Seller	ST	($000)	Assets	ROAA	ROAE	Assets
1	Happy Bancshares Inc.	Sun Banc Corporation	TX	$122,738	7.05%	0.79%	9.66%	0.02%
2	Southwest Bancorp	Reunion Bancshares Inc.	TX	$213,913	7.92%	0.79%	10.22%	0.20%
3	Pacific Financial Corp.	BNW Bancorp Inc.	WA	$92,313	8.38%	0.85%	9.51%	1.38%
4	Alabama Natl BanCorp.	Cypress Bankshares Inc.	FL	$108,044	7.81%	0.81%	9.45%	0.00%
5	Simmons First Ntl Corp.	Alliance Bancorporation	AR	$138,557	8.08%	1.21%	14.78%	0.40%
6	Synovus Finl Corp.	Peoples FL Banking Corp	FL	$230,664	7.01%	1.31%	18.81%	0.04%
7	PremierWest Bancorp	Mid Valley Bank	CA	$173,057	7.08%	0.75%	10.74%	3.84%
8	Northern States Finl	Round Lake Bankcorp Inc.	IL	$104,233	9.06%	1.34%	14.72%	1.75%
9	Northwest Financial	First Heartland Bancorp	IA	$87,037	9.02%	1.05%	11.64%	0.56%
10	Prosperity Bncshs	MainBancorp Inc.	TX	$206,708	9.46%	0.76%	6.86%	1.73%
11	South Shore Svgs Bk	Horizon Bank & Trust Co.	MA	$126,898	9.49%	0.84%	8.44%	0.65%
12	Boston Private Finl	First State Bancorp	CA	$168,519	9.74%	1.31%	14.38%	0.33%
13	Mid-State Bancshares	Ojai Valley Bank	CA	$86,185	9.09%	1.21%	13.18%	0.47%
14	Colonial BancGroup Inc.	Sarasota Bancorp.	FL	$164,485	7.39%	1.20%	15.85%	0.64%
15	State Financial Services	Lakes Region Bancorp Inc.	IL	$83,032	7.97%	1.09%	10.14%	0.02%
16	Webster Financial Corp.	North American Bk&Tr	CT	$192,017	7.78%	0.81%	10.48%	0.55%
17	CVB Financial Corp.	Kaweah National Bank	CA	$84,952	7.92%	1.29%	17.04%	0.30%
18	America Bancshares Inc.	Sun Country Bank	CA	$162,491	9.11%	1.13%	13.36%	0.55%
19	GB&T Bancshares Inc.	Baldwin Bancshares, Inc.	GA	$131,021	8.66%	1.16%	13.44%	0.09%
20	Merchants and Manuf	Random Lake Bancorp	WI	$100,791	6.84%	1.02%	13.49%	0.69%
21	First Community Bancorp	Verdugo Banking Co	CA	$167,827	8.56%	0.97%	11.88%	0.16%
22	Lakeland Bancorp Inc.	CSB Financial Corp.	NJ	$122,229	9.46%	0.95%	9.97%	0.00%
23	Dickinson Financial Corp	Founders Bancshares	MO	$122,504	7.24%	0.85%	11.71%	0.00%
24	Carlinville Natl Bk Shares	Cornerstone Bank & Trust	IL	$89,621	7.52%	0.83%	11.94%	1.25%
25	Arvest Bank Group, Inc.	Mountain Bancshares	AR	$211,190	7.48%	1.21%	16.75%	0.56%
26	Woori Financial Group	PanAsia Bank NA	NJ	$210,239	5.70%	1.12%	9.08%	0.35%
27	Alabama Natl BanCorp.	Millennium Bank	FL	$95,310	8.56%	0.85%	9.31%	0.03%
28	First Community Bcshs	CommonWealth Bank	VA	$129,802	6.17%	0.79%	11.39%	0.26%
		Average		$140,228	8.06%	1.01%	12.08%	0.60%
		25th Percentile		$99,421	7.35%	0.83%	9.89%	0.08%
		Median		$128,350	7.95%	1.00%	11.68%	0.38%
		75th Percentile		$169,654	9.03%	1.20%	13.71%	0.64%
	Valrico Bancorp (1)			$122,882	8.19%	1.14%	15.03%	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Deal Statistics			Deal Valuation
					Deal		Price/	Price/	Prem
				Announce	Value	Stock or	Tangible	LTM	to Core
	Buyer	Seller	ST	Date	($Mil)	Cash	Book	Earnings	Deposits
1	Happy Bancshares Inc.	Sun Banc Corporation	TX	12/31/03	$16.5	Mixed	183%	15.0	11.3%
2	Southwest Bancorp	Reunion Bancshares Inc.	TX	10/27/03	$50.0	Cash	295%	30.2	18.8%
3	Pacific Financial Corp.	BNW Bancorp Inc.	WA	10/22/03	$17.9	Stock	264%	23.5	23.3%
4	Alabama Natl BanCorp.	Cypress Bankshares Inc.	FL	10/15/03	$26.7	Mixed	315%	36.4	19.9%
5	Simmons First Ntl Corp.	Alliance Bancorporation	AR	10/08/03	$25.5	Mixed	247%	21.3	16.4%
6	Synovus Finl Corp.	Peoples FL Banking Corp	FL	10/07/03	$77.6	Mixed	480%	28.2	38.8%
7	PremierWest Bancorp	Mid Valley Bank	CA	09/16/03	$25.7	Mixed	210%	NM	9.9%
8	Northern States Finl	Round Lake Bankcorp Inc.	IL	09/11/03	$19.8	Cash	216%	20.3	14.0%
9	Northwest Financial	First Heartland Bancorp	IA	08/29/03	$9.8	Cash	168%	NA	6.1%
10	Prosperity Bncshs	MainBancorp Inc.	TX	07/21/03	$40.6	Mixed	212%	24.7	12.7%
11	South Shore Svgs Bk	Horizon Bank & Trust Co.	MA	07/21/03	$20.0	Cash	153%	22.6	9.8%
12	Boston Private Finl	First State Bancorp	CA	07/10/03	$26.6	Mixed	252%	15.0	18.5%
13	Mid-State Bancshares	Ojai Valley Bank	CA	06/30/03	$20.2	Mixed	258%	18.6	17.5%
14	Colonial BancGroup Inc.	Sarasota Bancorp.	FL	06/26/03	$40.6	Stock	334%	21.6	30.3%
15	State Financial Services	Lakes Region Bancorp Inc.	IL	06/20/03	$13.5	Cash	323%	31.3	15.6%
16	Webster Financial Corp.	North American Bk&Tr	CT	06/05/03	$30.1	Mixed	197%	30.5	11.0%
17	CVB Financial Corp.	Kaweah National Bank	CA	05/12/03	$15.5	Mixed	230%	14.7	13.7%
18	America Bancshares Inc.	Sun Country Bank	CA	04/30/03	$27.0	Cash	183%	14.9	9.2%
19	GB&T Bancshares Inc.	Baldwin Bancshares, Inc.	GA	04/28/03	$31.6	Stock	277%	21.7	22.3%
20	Merchants and Manuf	Random Lake Bancorp	WI	04/24/03	$13.0	Mixed	247%	15.6	11.1%
21	First Community Bancorp	Verdugo Banking Co	CA	04/17/03	$34.9	Cash	243%	22.3	17.3%
22	Lakeland Bancorp Inc.	CSB Financial Corp.	NJ	03/31/03	$34.0	Mixed	294%	31.3	23.8%
23	Dickinson Financial Corp	Founders Bancshares	MO	03/28/03	$26.0	Cash	299%	28.6	19.6%
24	Carlinville Natl Bk Shares	Cornerstone Bank & Trust	IL	03/03/03	$11.3	Cash	168%	15.2	6.4%
25	Arvest Bank Group, Inc.	Mountain Bancshares	AR	02/13/03	$30.5	Cash	193%	13.7	10.5%
26	Woori Financial Group	PanAsia Bank NA	NJ	02/10/03	$34.5	Cash	306%	17.9	15.3%
27	Alabama Natl BanCorp.	Millennium Bank	FL	01/29/03	$25.4	Mixed	311%	34.4	24.6%
28	First Community Bcshs	CommonWealth Bank	VA	01/27/03	$24.8	Mixed	274%	28.2	16.6%
		Average					255%	23.0	16.6%
		25th Percentile					207%	16.2	11.1%
		Median					250%	22.0	16.0%
		75th Percentile					296%	28.5	19.7%
	Valrico Bancorp (1)

(1)	YTD ROAA and ROAE based on LTM Core Net Income of $1,386,000.

Note: S-Corporation selling companies have been adjusted to C-Corporation status (including pricing multiples). Assumes 35% tax rate.

Source: All data from SNL Financial, LLC.

Table 5.4
Control Premiums
All Bank Deals (Publicly Traded Banks)

	Before Announcement
	1 Month	3 Months
2003 (44 deals)
Average	46.3%	56.2%
Median	40.5%	48.8%

2002 (29 deals)
Average	46.5%	52.7%
Median	37.7%	48.2%

2001 (45 deals)
Average	46.0%	53.1%
Median	41.5%	52.3%

2000 (57 deals)
Average	41.6%	41.8%
Median	32.9%	42.4%

1999 (60 deals)
Average	41.6%	48.0%
Median	37.4%	42.7%

Selected Control Premium		45.0%
Implied Minority Share Discount (1)		31.0%

(1) Minority share discount equals (1-(1/1.45)) = 31.0%

Source: SNL Financial. List generated January 2, 2004.

Table 5.5
Guideline Transactions
Based on Sale of Control with Minority Share Discount

	Selected
	Multiple	Results
Price/Tangible Book Valuation
Valrico Bancorp Tangible Book Value (12/31/03)		$31.08
Guideline Price/Tangible Book	250%
Price/Tangible Book Sale Value		$77.70
Minority Share Discount		31.0%
Indication of Value—Price/Tangible Book Approach		$53.58
Price/Earnings Valuation
Valrico Bancorp LTM Core Diluted EPS (12/31/03)		$4.02
Guideline Price/Earnings	21.0
Price/Earnings Sale Value		$84.43
Minority Share Discount		31.0%
Indication of Value—Price/Earnings Approach		$58.23

Table 6.1
Valuation of
Valrico Bancorp, Inc.
Summary Presentation

	INDICATION OF
VALUATION TECHNIQUE:	VALUE PER SHARE
DISCOUNTED CASH FLOW VALUE TECHNIQUE	$44.81
NET ASSET VALUE APPROACH	$41.28
GUIDELINE TRANSACTIONS -
MINORITY SHARE TRADING
PRICE TO TANGIBLE BOOK VALUE	$57.49
PRICE TO EARNINGS MULTIPLE	$60.31
GUIDELINE TRANSACTIONS -
CONTROL LEVEL VALUE WITH MINORITY DISCOUNT
PRICE TO TANGIBLE BOOK VALUE RATIO	$53.58	(1)
PRICE TO EARNINGS MULTIPLE	$58.23	(1)
MARKET PRICE	$30.00
Indication of Value (Marketable Minority Interest)	$53.00
Marketability Discount	20%

FAIR MARKET VALUE	$42.40
FAIR MARKET VALUE (Rounded)	$42.50
Price to Tangible Book Value	137%
Price to LTM Basic EPS	9.3
Price to LTM Diluted Core EPS	10.6

(1) Includes a 31% minority share discount.

Input Variables:

Shares Outstanding	323,990	Book Value Per Share	$31.08
LTM Average Basic Shares	316,243	Tangible BVPS	$31.08
LTM Average Diluted Shares	344,828	LTM Basic EPS	$4.55
LTM Stated Net Income	$1439,000	LTM Diluted EPS	$4.17
LTM Core Net Income	$1386,350	LTM Diluted Core EPS	$4.02

Exhibit A
Valrico Bancorp, Inc.
Economic and Demographic Data

	2000	2003	%CHANGE	2008	%CHANGE
POPULATION:	CENSUS	CURRENT	2000-2003	PROJECTED	2003-2008
Plant City	29,915	32,044	7.1%	35,516	10.8%
Riverview	12,035	13,646	13.4%	16,200	18.7%
Valrico/Brandon	77,895	86,224	10.7%	99,497	15.4%
Hillsborough County	998,948	1,069,175	7.0%	1,182,736	10.6%
State of Florida	15,982,378	16,959,416	6.1%	18,607,894	9.7%
HOUSEHOLDS:
Plant City	10,849	11,598	6.9%	12,836	10.7%
Riverview	4,434	4,989	12.5%	5,857	17.4%
Valrico/Brandon	28,807	32,159	11.6%	37,553	16.8%
Hillsborough County	391,357	419,473	7.2%	464,981	10.8%
State of Florida	6,337,929	6,735,343	6.3%	7,408,101	10.0%
AVERAGE HH INCOME:
Plant City	$51,251	$56,525	10.3%	$67,005	18.5%
Riverview	$63,103	$73,467	16.4%	$85,185	16.0%
Valrico/Brandon	$59,067	$67,024	13.5%	$76,352	13.9%
Hillsborough County	$54,902	$62,229	13.3%	$72,612	16.7%
State of Florida	$53,531	$59,341	10.9%	$67,541	13.8%
MEDIAN HH INCOME:
Plant City	$38,225	$42,118	10.2%	$48,469	15.1%
Riverview	$52,022	$59,921	15.2%	$68,972	15.1%
Valrico/Brandon	$52,126	$58,392	12.0%	$65,963	13.0%
Hillsborough County	$41,309	$46,038	11.4%	$53,532	16.3%
State of Florida	$39,303	$43,216	10.0%	$48,396	12.0%
PER CAPITA INCOME:
Plant City	$18,935	$20,565	8.6%	$24,314	18.2%
Riverview	$23,240	$26,985	16.1%	$30,904	14.5%
Valrico/Brandon	$22,034	$25,104	13.9%	$28,911	15.2%
Hillsborough County	$21,812	$24,637	13.0%	$28,749	16.7%
State of Florida	$21,557	$23,825	10.5%	$27,126	13.9%

Source: Claritas

Austin Associates LLC

Exhibit B
Valrico Bancorp, Inc.
Deposit Market Share Analysis By Branch

										Jun-99/	Jun-03	Jun-03
					Jun-99	Jun-00	Jun-01	Jun-02	Jun-03	Jun-03	City	County
				Date	Deposits	Deposits	Deposits	Deposits	Deposits	C.A.G.R.	Mkt Share	Mkt Share
	Branch Address	City	County	Established	($000)	($000)	($000)	($000)	($000)	(%)	(%)	(%)
1	1815 E State Rd 60	Valrico	Hillsborough	06/23/1989	$56,447	$57,836	$63,483	$65,758	$74,720	7.3%	28.85%	0.37%
2	102 W Robertson St	Brandon	Hillsborough	04/29/1994	$10,252	$10,226	$12,667	$14,117	$14,966	9.9%	2.13%	0.07%
3	10101 Bloomingdale Ave	Riverview	Hillsborough	01/22/1999	$1,914	$6,169	$7,493	$9,618	$12,290	59.2%	11.39%	0.06%
4	305 S Wheeler St	Plant City	Hillsborough	09/15/1995	$7,325	$6,419	$6,990	$10,702	$10,355	9.0%	2.22%	0.05%
5	2602 Jim Redman Pkwy (1)	Plant City	Hillsborough	06/23/1997	$1,208	$2,011	$2,278	$0	$0	NA	0.00%	0.00%

			Total		$77,146	$82,661	$92,911	$100,195	$112,331	9.8%

(1)	Closed branch.

Austin Associates LLC

Exhibit C
Valrico Bancorp, Inc.
Deposit Trend Analysis By City

Brandon, Florida

				Institution HQ			Jun-99	Jun-00
						Total	Deposits	Deposits
	Holding Company	Type	Institution	City	State	Branches	($000)	($000)
1	Bank of America Corp.	Bank	Bank of America NA	Charlotte	NC	3	$174,065	$167,066
2	Platinum Bank	Bank	Platinum Bank	Brandon	FL	1	$33,770	$48,210
3	SunTrust Banks Inc.	Bank	SunTrust Bank	Atlanta	GA	1	$81,760	$82,899
4	Wachovia Corp.	Bank	Wachovia Bank NA	Charlotte	NC	3	$77,511	$71,831
5	Colonial BancGroup Inc.	Bank	Colonial Bank	Montgomery	AL	2	$61,376	$63,879
6	Royal Bank of Canada	Bank	RBC Centura Bank	Rocky Mount	NC	1	$22,644	$40,420
7	SouthTrust Corp.	Bank	SouthTrust Bank	Birmingham	AL	3	$30,139	$26,955
8	BankAtlantic Bancorp Inc.	Thrift	BankAtlantic	Fort Lauderdale	FL	2	$9,374	$17,780
9	Tampa Banking Company	Bank	Bank of Tampa	Tampa	FL	1	$0	$0
10	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	Plant City	FL	2	$32,574	$27,257
11	AmSouth Bancorp.	Bank	AmSouth Bank	Birmingham	AL	1	$8,726	$12,757
12	Valrico Bancorp Inc.	Bank	Valrico State Bank	Valrico	FL	1	$10,252	$10,226
13	South Financial Group Inc.	Bank	Mercantile Bank	Orlando	FL	2	$3,210	$4,270
14	BB&T Corp.	Bank	Republic Bank	St. Petersburg	FL	1	$941	$2,776
15	First Citrus Bk	Bank	First Citrus Bk	Tampa	FL	1	$0	$0
16	Cmnty Bk of South FL Inc.	Bank	Community Bank of Florida	Homestead	FL	1	$0	$666

				Total		26	$546,342	$576,992

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Jun-01	Jun-02	Jun-03	Jun-02/	Jun-99/	Jun-03
				Deposits	Deposits	Deposits	Jun-03	Jun-03	Market
	Holding Company	Type	Institution	($000)	($000)	($000)	% Change	C.A.G.R.	Share
1	Bank of America Corp.	Bank	Bank of America NA	$160,568	$166,018	$164,528	-0.9%	-1.4%	23.5%
2	Platinum Bank	Bank	Platinum Bank	$67,433	$77,636	$79,385	2.3%	23.8%	11.3%
3	SunTrust Banks Inc.	Bank	SunTrust Bank	$78,003	$73,485	$75,334	2.5%	-2.0%	10.7%
4	Wachovia Corp.	Bank	Wachovia Bank NA	$55,929	$58,302	$62,396	7.0%	-5.3%	8.9%
5	Colonial BancGroup Inc.	Bank	Colonial Bank	$58,270	$54,020	$57,404	6.3%	-1.7%	8.2%
6	Royal Bank of Canada	Bank	RBC Centura Bank	$45,273	$48,799	$49,736	1.9%	21.7%	7.1%
7	SouthTrust Corp.	Bank	SouthTrust Bank	$28,569	$29,752	$37,080	24.6%	5.3%	5.3%
8	BankAtlantic Bancorp Inc.	Thrift	BankAtlantic	$25,088	$27,068	$36,592	35.2%	40.6%	5.2%
9	Tampa Banking Company	Bank	Bank of Tampa	$10,837	$23,307	$36,148	55.1%	NA	5.2%
10	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	$27,173	$30,511	$30,215	-1.0%	-1.9%	4.3%
11	AmSouth Bancorp.	Bank	AmSouth Bank	$16,550	$19,443	$28,043	44.2%	33.9%	4.0%
12	Valrico Bancorp Inc.	Bank	Valrico State Bank	$12,667	$14,117	$14,966	6.0%	9.9%	2.1%
13	South Financial Group Inc.	Bank	Mercantile Bank	$7,630	$10,172	$13,330	31.0%	42.8%	1.9%
14	BB&T Corp.	Bank	Republic Bank	$2,529	$3,649	$6,425	76.1%	61.6%	0.9%
15	First Citrus Bk	Bank	First Citrus Bk	$0	$2,108	$5,941	181.8%	NA	0.8%
16	Cmnty Bk of South FL Inc.	Bank	Community Bank of Florida	$1,009	$2,264	$4,011	77.2%	NA	0.6%

				$597,528	$640,651	$701,534	9.5%	6.5%	100%

Plant City, Florida

				Institution HQ			Jun-99	Jun-00
						Total	Deposits	Deposits
	Holding Company	Type	Institution	City	State	Branches	($000)	($000)
1	SunTrust Banks Inc.	Bank	SunTrust Bank	Atlanta	GA	5	$207,886	$208,496
2	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	Plant City	FL	2	$65,948	$63,196
3	Bank of America Corp.	Bank	Bank of America NA	Charlotte	NC	2	$75,649	$72,011
4	Hillsboro Bank	Bank	Hillsboro Bank	Plant City	FL	1	$19,919	$31,082
5	Colonial BancGroup Inc.	Bank	Colonial Bank	Montgomery	AL	1	$23,585	$26,687
6	SouthTrust Corp.	Bank	SouthTrust Bank	Birmingham	AL	1	$30,652	$33,208
7	AmSouth Bancorp.	Bank	AmSouth Bank	Birmingham	AL	1	$0	$0
8	Valrico Bancorp Inc.	Bank	Valrico State Bank	Valrico	FL	2	$8,533	$8,430

				Total		15	$432,172	$443,110

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Jun-01	Jun-02	Jun-03	Jun-02/	Jun-99/	Jun-03
				Deposits	Deposits	Deposits	Jun-03	Jun-03	Market
	Holding Company	Type	Institution	($000)	($000)	($000)	% Change	C.A.G.R.	Share
1	SunTrust Banks Inc.	Bank	SunTrust Bank	$216,454	$178,503	$161,702	-9.4%	-6.1%	34.6%
2	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	$63,277	$72,313	$79,076	9.4%	4.6%	16.9%
3	Bank of America Corp.	Bank	Bank of America NA	$64,120	$66,115	$66,326	0.3%	-3.2%	14.2%
4	Hillsboro Bank	Bank	Hillsboro Bank	$40,799	$45,320	$50,113	10.6%	25.9%	10.7%
5	Colonial BancGroup Inc.	Bank	Colonial Bank	$35,036	$36,663	$49,802	35.8%	20.5%	10.7%
6	SouthTrust Corp.	Bank	SouthTrust Bank	$33,321	$36,364	$37,223	2.4%	5.0%	8.0%
7	AmSouth Bancorp.	Bank	AmSouth Bank	$0	$0	$12,596	NA	NA	2.7%
8	Valrico Bancorp Inc.	Bank	Valrico State Bank	$9,268	$10,702	$10,355	-3.2%	5.0%	2.2%

				$462,275	$445,980	$467,193	4.8%	2.0%	100%

Source: SNL Financial

Austin Associates LLC

Exhibit C (Con’t)
Valrico Bancorp, Inc.
Deposit Trend Analysis By City

Riverview, Florida

				Institution HQ			Jun-99	Jun-00
						Total	Deposits	Deposits
	Holding Company	Type	Institution	City	State	Branches	($000)	($000)
1	Bank of America Corp.	Bank	Bank of America NA	Charlotte	NC	3	$58,064	$55,957
2	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	Plant City	FL	1	$20,328	$26,236
3	Valrico Bancorp Inc.	Bank	Valrico State Bank	Valrico	FL	1	$1,914	$6,169

				Total		5	$80,306	$88,362

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Jun-01	Jun-02	Jun-03	Jun-02/	Jun-99/	Jun-03
				Deposits	Deposits	Deposits	Jun-03	Jun-03	Market
	Holding Company	Type	Institution	($000)	($000)	($000)	% Change	C.A.G.R.	Share
1	Bank of America Corp.	Bank	Bank of America NA	$56,078	$61,008	$65,744	7.8%	3.2%	60.9%
2	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	$26,593	$29,578	$29,904	1.1%	10.1%	27.7%
3	Valrico Bancorp Inc.	Bank	Valrico State Bank	$7,493	$9,618	$12,290	27.8%	59.2%	11.4%

				$90,164	$100,204	$107,938	7.7%	7.7%	100%

Valrico, Florida

				Institution HQ			Jun-99	Jun-00
						Total	Deposits	Deposits
	Holding Company	Type	Institution	City	State	Branches	($000)	($000)
1	Valrico Bancorp Inc.	Bank	Valrico State Bank	Valrico	FL	1	$56,447	$57,836
2	Bank of America Corp.	Bank	Bank of America NA	Charlotte	NC	4	$1,122	$66,535
3	AmSouth Bancorp.	Bank	AmSouth Bank	Birmingham	AL	1	$12,049	$19,511
4	SunTrust Banks Inc.	Bank	SunTrust Bank	Atlanta	GA	1	$28,524	$31,169
5	First Ntl Bkshs of FL	Bank	First National Bank of Florida	Naples	FL	1	$7,451	$7,722
6	Wachovia Corp.	Bank	Wachovia Bank NA	Charlotte	NC	2	$0	$0
7	SouthTrust Corp.	Bank	SouthTrust Bank	Birmingham	AL	1	$1,596	$2,147

				Total		11	$107,189	$184,920

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Jun-01	Jun-02	Jun-03	Jun-02/	Jun-99/	Jun-03
				Deposits	Deposits	Deposits	Jun-03	Jun-03	Market
	Holding Company	Type	Institution	($000)	($000)	($000)	% Change	C.A.G.R.	Share
1	Valrico Bancorp Inc.	Bank	Valrico State Bank	$63,483	$65,758	$74,720	13.6%	7.3%	28.9%
2	Bank of America Corp.	Bank	Bank of America NA	$62,210	$69,578	$74,471	7.0%	185.4%	28.8%
3	AmSouth Bancorp.	Bank	AmSouth Bank	$31,088	$33,689	$40,100	19.0%	35.1%	15.5%
4	SunTrust Banks Inc.	Bank	SunTrust Bank	$54,343	$37,059	$38,998	5.2%	8.1%	15.1%
5	First Ntl Bkshs of FL	Bank	First National Bank of Florida	$8,442	$13,641	$16,779	23.0%	22.5%	6.5%
6	Wachovia Corp.	Bank	Wachovia Bank NA	$10,482	$9,092	$9,735	7.1%	NA	3.8%
7	SouthTrust Corp.	Bank	SouthTrust Bank	$3,635	$10,890	$4,148	-61.9%	27.0%	1.6%

				$233,683	$239,707	$258,951	8.0%	24.7%	100%

Source: SNL Financial

Austin Associates LLC

Exhibit D
Valrico Bancorp, Inc.
Deposit Trend Analysis By County

Hillsborough County, Florida

				Institution HQ			Jun-99	Jun-00
						Total	Deposits	Deposits
	Holding Company	Type	Institution	City	ST	Branches	($000)	($000)
1	Bank of America Corp.	Bank	Bank of America NA	Charlotte	NC	71	$4,046,749	$4,098,562
2	Suncoast Schools FCU	Credit	Suncoast Schools FCU	Tampa	FL	1	$1,920,025	$2,063,833
3	Wachovia Corp.	Bank	Wachovia Bank NA	Charlotte	NC	45	$1,587,965	$1,733,078
4	SunTrust Banks Inc.	Bank	SunTrust Bank	Atlanta	GA	42	$1,499,879	$1,571,198
5	GTE FCU	Credit	GTE FCU	Tampa	FL	2	$687,812	$715,852
6	MacDill FCU	Credit	MacDill FCU	Tampa	FL	1	$546,949	$634,564
7	AmSouth Bancorp.	Bank	AmSouth Bank	Birmingham	AL	19	$202,139	$255,767
8	SouthTrust Corp.	Bank	SouthTrust Bank	Birmingham	AL	22	$247,839	$231,205
9	Tampa Banking Co	Bank	Bank of Tampa	Tampa	FL	10	$291,164	$355,762
10	Colonial BancGroup	Bank	Colonial Bank	Montgomery	AL	15	$381,647	$419,289
11	Florida Banks Inc.	Bank	Florida Bank NA	Tampa	FL	2	$53,354	$129,606
12	South Fin’l Group	Bank	Mercantile Bank	Orlando	FL	11	$226,915	$243,937
13	First Ntl Bkshs of FL	Bank	First NB of Florida	Naples	FL	14	$201,630	$182,922
14	Tampa Bay FCU	Credit	Tampa Bay FCU	Tampa	FL	1	$147,393	$164,382
15	Regions Fin’l Corp	Bank	Regions Bank	Birmingham	AL	6	$186,771	$201,021
16	USF Federal CU	Credit	USF Federal CU	Tampa	FL	1	$102,856	$111,305
17	Florida Central CU	Credit	Florida Central CU	Tampa	FL	1	$129,684	$134,608
18	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	Plant City	FL	5	$118,850	$116,689
19	Royal Bank of Canada	Bank	RBC Centura Bank	Rocky Mount	NC	3	$87,672	$126,137
20	Railroad & Industrial FCU	Credit	Railroad & Industrial FCU	Tampa	FL	2	$104,881	$102,064
21	Bay Gulf CU	Credit	Bay Gulf CU	Tampa	FL	1	$83,173	$86,055
22	Pilot Bancshares	Bank	Terrace Bank of Florida	Tampa	FL	4	$72,432	$74,102
23	Valrico Bancorp	Bank	Valrico State Bank	Valrico	FL	5	$77,146	$82,661
24	Florida Business BancGroup	Bank	Bay Cities Bank	Tampa	FL	2	$0	$21,073
			Banks < $100 Million			28	$438,628	$542,678
			Credit Unions < $100 Million			13	$116,528	$115,538
			Thrifts < $100 Million			13	$238,969	$289,959

				Total		340	$13,799,050	$14,803,847

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Jun-01	Jun-02	Jun-03	Jun-02/	Jun-99/	Jun-03
				Deposits	Deposits	Deposits	Jun-03	Jun-03	Market
	Holding Company	Type	Institution	($000)	($000)	($000)	% Change	C.A.G.R.	Share
1	Bank of America Corp.	Bank	Bank of America NA	$4,223,844	$3,659,292	$4,143,595	13.2%	0.6%	20.7%
2	Suncoast Schools FCU	Credit	Suncoast Schools FCU	$2,486,594	$2,957,320	$3,439,637	16.3%	15.7%	17.2%
3	Wachovia Corp.	Bank	Wachovia Bank NA	$1,795,022	$2,183,274	$2,172,608	-0.5%	8.2%	10.9%
4	SunTrust Banks Inc.	Bank	SunTrust Bank	$1,714,496	$1,826,065	$1,831,878	0.3%	5.1%	9.1%
5	GTE FCU	Credit	GTE FCU	$817,603	$1,028,229	$1,375,007	33.7%	18.9%	6.9%
6	MacDill FCU	Credit	MacDill FCU	$785,423	$896,242	$1,183,276	32.0%	21.3%	5.9%
7	AmSouth Bancorp.	Bank	AmSouth Bank	$303,002	$349,195	$561,084	60.7%	29.1%	2.8%
8	SouthTrust Corp.	Bank	SouthTrust Bank	$246,348	$323,809	$529,797	63.6%	20.9%	2.6%
9	Tampa Banking Co	Bank	Bank of Tampa	$412,148	$481,008	$523,158	8.8%	15.8%	2.6%
10	Colonial BancGroup	Bank	Colonial Bank	$435,951	$422,591	$446,176	5.6%	4.0%	2.2%
11	Florida Banks Inc.	Bank	Florida Bank NA	$117,340	$218,174	$378,468	73.5%	63.2%	1.9%
12	South Fin’l Group	Bank	Mercantile Bank	$255,524	$275,448	$283,375	2.9%	5.7%	1.4%
13	First Ntl Bkshs of FL	Bank	First NB of Florida	$182,796	$278,053	$277,519	-0.2%	8.3%	1.4%
14	Tampa Bay FCU	Credit	Tampa Bay FCU	$177,666	$194,174	$210,705	8.5%	9.3%	1.1%
15	Regions Fin’l Corp	Bank	Regions Bank	$191,192	$240,134	$186,572	-22.3%	0.0%	0.9%
16	USF Federal CU	Credit	USF Federal CU	$124,415	$141,353	$170,494	20.6%	13.5%	0.9%
17	Florida Central CU	Credit	Florida Central CU	$144,924	$156,806	$168,515	7.5%	6.8%	0.8%
18	Sunshine State FS&LA	Thrift	Sunshine State FS&LA	$117,043	$132,402	$139,195	5.1%	4.0%	0.7%
19	Royal Bank of Canada	Bank	RBC Centura Bank	$131,918	$137,193	$137,665	0.3%	11.9%	0.7%
20	Railroad & Industrial FCU	Credit	Railroad & Industrial FCU	$105,614	$114,413	$123,624	8.1%	4.2%	0.6%
21	Bay Gulf CU	Credit	Bay Gulf CU	$95,146	$98,003	$118,526	20.9%	9.3%	0.6%
22	Pilot Bancshares	Bank	Terrace Bank of Florida	$85,495	$99,939	$115,493	15.6%	12.4%	0.6%
23	Valrico Bancorp	Bank	Valrico State Bank	$92,911	$100,195	$112,331	12.1%	9.8%	0.6%
24	Florida Business BancGroup	Bank	Bay Cities Bank	$40,487	$79,598	$105,314	32.3%	NA	0.5%
			Banks < $100 Million	$696,941	$587,396	$741,161	26.2%	14.0%	3.7%
			Credit Unions < $100 Million	$134,186	$151,389	$171,969	13.6%	10.2%	0.9%
			Thrifts < $100 Million	$323,471	$317,796	$376,198	18.4%	12.0%	1.9%

				$16,237,500	$17,449,491	$20,023,340	14.8%	9.8%	100%

Source: SNL Financial

Austin Associates LLC

Exhibit E
Summary of Restricted Stock Studies

	Years Covered	Average
Study	in Study	Discount (%)
SEC Overall Average[1]	1966-1969	25.8
SEC Nonreporting OTC Companies[1]	1966-1969	32.6
Gelman[2]	1968-1970	33.0
Trout[3]	1968-1972	33.5	[4]
Moroney[5]	N.A.	35.6
Maher[6]	1969-1973	35.4
Standard Research Consultants[7]	1978-1982	45.0	[4]
Williamette Management Associates[8]	1981-1984	31.2	[4]
Silber Study[9]	1981-1989	34.0
FMV Study[10]	1979-April 1992	23.0
Emery Study[11]	May 1997-December 2000	50.0	[4]

1 From “Discounts Involved in Purchases of Common Stock (1966-1969), “Institutional Investor Study Report of the Securities and Exchange Commission. H.R. Doc. No. 64, Part 5, 92d Cong., 1st Sess. 1971, pp. 2444-2456.

2 From Milton Gelman, “An Economist-Financial Analyst’s Approach to Valuing Stock of a Closely Held Company,” Journal of Taxation, June 1972, pp. 353-354.

3 From Robert R. Trout, “Estimation of the Discount Associated with the Transfer of Restricted Securities,” Taxes, June 1977, pp. 381-385.

4 Median discounts.

5 From Robert E. Moroney, “Most Courts Overvalue Closely Held Stocks,” Taxes, March 1973, pp. 144-154. (Although the years covered in this study are likely to be 1969-1972, no specific years were given in the published account.)

6 From J. Michael Maher, “Discounts for Lack of Marketability for Closely-Held Business Interests,” Taxes, September 1976, pp. 562-571.

7 From “Revenue Ruling 77-287 Revisited,” SRC Quarterly Reports, Spring 1983, pp. 1-3.

8 From Williamette Management Associates study (unpublished).

9 From William L. Silber, “Discounts on Restricted Stock: The Impact of Illiquidity on Stock Prices,” Financial Analysts Journal, July-August 1991, pp. 60-64.

10 Lance S. Hall and Timothy C. Polacek, “Strategies for Obtaining the Largest Discount,” Estate Planning, January/February 1994, pp. 38-44. In spite of the long time period covered, this study analyzed only a little over 100 transactions involving companies that were generally not the smallest capitalization companies. It supported the findings of the SEC Institutional Investor Study in finding that the discount for lack of marketability was higher for smaller capitalization companies.

Source for 1-10 above: Guide to Business Valuations, Practitioner’s Publishing Company, March 1994.

11 John D. Emory, Sr., ASA, F.R. Dengel III and John D. Emory, Jr., #Expanded Study of the Value of Marketability as Illustrated in Initial Public Offerings of Common Stock, May 1997 through December 2000,# Business Valuation Review, December 2001, pp.4-20.

Exhibit F
Summary of Tax Cases Since 1990
Applying a Marketability Discount

LACK OF
CASE #	MARKETABILITY
90-5	25.0%
90-10	20.0%
91-1	10.0%
93-1	15.0%
94-2	30.0%
94-3	20.0%
94-3	15.0%
94-3	10.0%
95-3	30.0%
95-4	30.0%
95-5 (1)	21.0%
95-6	25.0%
96-1	0.0%
96-4	15.0%
96-10	10.0%
97-3	15.0%
98-7	40.0%
98-8	40.0%
98-8	45.0%
99-2	3.0%
99-3	20.0%
99-5 (2)	35.0%
99-5 (3)	40.0%
99-6	15.0%
99-10	25.0%
99-11	30.0%
99-12	30.0%
99-13	35.0%
00-02	20.0%
00-03	30.0%
00-05	30.0%
00-06	20.0%
00-07	33.0%
00-10	25.0%
00-10	15.0%
01-02	8.0%
01-03	40.0%
01-04	35.0%
01-07	40.0%
02-01	35.0%
02-06 (4)	40.0%
02-06 (5)	45.0%
Median	25.0%
Average	25.4%

(1)	Midpoint of 20 — 22 percent discount range.

(2)	Class A shares discount.

(3)	Class B shares discount.

(4)	12/31/92 valuation date.

(5)	12/31/94 valuation date.

Source: Federal Tax Valuation Digest, 2003/2004 Cumulative Edition.

Confidential Analysis
for
March 2, 2004
Board of Directors’ Meeting

Confidential “Going-Private” Analysis

Draft #1

Valrico Bancorp, Inc.
Valrico, Florida

Executive Summary Table 1
Valrico Bancorp, Inc.
Pro Forma Impact of Stock Repurchase ($000)

	Baseline	Scenario 1	Scenario 2
Repurchase Profile
Repurchase Price Per Share	$53.00	$53.00	$53.00
Price/Book	171%	171%	171%
Price/Basic Earnings	11.6	11.6	11.6
# of Shares Repurchased	0	23,515	68,464
Total Repurchase	$0	$1,246	$3,629
% of Total	0.0%	7.3%	21.1%
Remaining Shareholders	473	230	80
% of Capital Repurchased	0.0%	12.4%	36.0%
Cost Savings from SEC Requirements (Pre-Tax)	$0	$75	$75
Funding Stock Repurchase
Additional LOC	$0	$1,300	$700
Trust Preferred Issuance	$0	$0	$3,000

Total Outside Funding	$0	$1,300	$3,700
Capital Impact — 12/31/04
Tier 1 Leverage Ratio — Consolidated	8.53%	7.61%	7.76%
Total Risk Based Ratio — Consolidated	11.83%	10.69%	11.23%
Average Annual Bank Dividends (2005 - 2007)	$150	$150	$200
EPS Impact
2005 EPS Projection	$4.95	$5.40	$6.02
% Change from Baseline	N.A.	8.9%	21.4%
Book Value Impact
2004 BVPS Projection	$35.49	$34.23	$30.78
% Change from Baseline	N.A.	-3.5%	-13.3%
Years to Recover Book Dilution	N.A.	2.8	4.4
Stock Price Impact — Return Analysis
Projected EPS Multiple	12.0	12.0	12.0
Projected 2007 Stock Price (W/O LOM Discount)	$70.79	$77.00	$86.46
Price to Book Ratio	138%	149%	172%
Compound Annual Growth Rate	7.5%	9.8%	13.0%

Austin Associates LLC

Executive Summary Table 2
Baseline Performanc vs. Stock Repuchase Scenarios
Valiro State Bank/Valrico Bancorp, Inc.

Austin Associates LLC

Executive Summary Table 3
Baseline Performanc vs. Stock Repuchase Scenarios
Valiro State Bank/Valrico Bancorp, Inc.

Austin Associates LLC

Executive Summary Table 4
Baseline Performanc vs. Stock Repuchase Scenarios
Valiro State Bank/Valrico Bancorp, Inc.

Austin Associates LLC

Executive Summary Table 5
Baseline Performanc vs. Stock Repuchase Scenarios
Valiro State Bank/Valrico Bancorp, Inc.

Austin Associates LLC

Executive Summary Table 6
Baseline Performanc vs. Stock Repuchase Scenarios
Valiro State Bank/Valrico Bancorp, Inc.

Austin Associates LLC

Table 1.1	No Repurchase
Summary Baseline Performance

Actual			Valrico State Bank	Estimated	Projections
12/31/2001	12/31/2002	12/31/2003	($000)	12/31/2004	12/31/2005	12/31/2006	12/31/2007
$104,006.0	$113,640.0	$121,502	Total Assets	$131,222	$141,720	$153,058	$165,302
$79,883	$86,449	$96,544	Risk-Based Assets	$104,268	$112,609	$121,618	$131,347
76.8%	76.1%	79.5%	Risk-Based Assets/Total Assets	79.5%	79.5%	79.5%	79.5%
$7,529	$8,602	$10,050	Equity Capital	$11,385	$12,828	$14,415	$16,160
$44	$0	$0	Dividends	$125	$150	$150	$150
$7,462	$8,233	$9,776	Tier 1 Capital	$11,111	$12,554	$14,141	$15,886
$978	$1,015	$1,206	Tier 2 Capital	$1,303	$1,408	$1,520	$1,642
$771	$809	$1,479	Net Income	$1,460	$1,593	$1,737	$1,895
0.75%	0.73%	1.22%	Return on Average Assets	1.16%	1.17%	1.18%	1.19%
			Bank Capital Ratios					Minimum
6.98%	7.23%	7.91%	Tier 1 Leverage Ratio	8.55%	8.94%	9.33%	9.70%	5.00%
9.34%	9.52%	10.13%	Tier 1 Capital to Risk-Based Assets	10.66%	11.15%	11.63%	12.09%	6.00%
10.57%	10.70%	11.38%	Total Capital to Risk-Based Assets	11.91%	12.40%	12.88%	13.34%	10.00%
			Valrico Bancorp, Inc. (Consolidated)
$105,600	$114,960	$122,882	Consolidated Assets	$132,846	$143,344	$154,682	$166,926
$7,134	$8,373	$10,069	Consolidated Equity	$11,498	$13,061	$14,771	$16,640
$2,010	$1,937	$1,582	LOC and Note Payable	$1,489	$1,388	$1,278	$1,159
$0	$0	$0	Trust Preferred Securities	$0	$0	$0	$0
$744	$877	$1,439	Net Income	$1,471	$1,605	$1,751	$1,911
$43	$43	$42	Aggregate Dividends	$42	$42	$42	$42
0.71%	0.78%	1.18%	Return on Average Assets	1.15%	1.16%	1.18%	1.19%
N.A. %	11.31%	15.61%	Return on Average Equity	13.64%	13.07%	12.59%	12.17%
$7,067	$8,004	$9,795	Tier 1 Capital	$11,224	$12,787	$14,497	$16,366
$978	$1,015	$1,206	Tier 2 Capital	$1,303	$1,408	$1,520	$1,642
$2.44	$2.86	$4.55	Basic Earnings Per Share	$4.54	$4.95	$5.41	$5.90
N.A. %	17.0%	59.2%	EPS Growth	-0.20%	9.10%	9.12%	9.13%
$23.44	$27.12	$31.08	Book Value Per Share	$35.49	$40.31	$45.59	$51.36
$0.14	$0.14	$0.13	Dividends Per Share	$0.13	$0.13	$0.13	$0.13
			BHC Capital Ratios
6.51%	6.93%	7.83%	Tier 1 Leverage Ratio	8.53%	9.00%	9.46%	9.90%	5.00%
9.87%	10.24%	11.21%	Total Capital to Risk-Based Assets	11.83%	12.43%	13.00%	13.54%	10.00%
28.17%	23.13%	15.71%	Debt to Equity (TPS included in Debt)	12.95%	10.63%	8.65%	6.97%

Austin Associates LLC

Table 1.2	No Repurchase
Valrico State Bank - Projected Performance

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BANK PERFORMANCE:
TOTAL ASSETS	$104,006.0	$113,640.0	$121,502.0	$131,222.16	$141,719.9	$153,057.5	$165,302.1
ASSET GROWTH (ANNUALIZED)	10.52%	9.26%	6.92%	8.00%	8.00%	8.00%	8.00%
AVERAGE ASSETS	$103,286.0	$110,773.0	$121,547.0	$126,362.1	$136,471.0	$147,388.7	$159,179.8
LAST QUARTER AVG. TANGIBLE ASSETS	$106,973.0	$113,798.0	$123,527.0	$130,007.1	$140,407.7	$151,640.3	$163,771.6
TOTAL RISK-WEIGHTED ASSETS	$79,883.0	$86,449.0	$96,544.0	$104,267.5	$112,608.9	$121,617.6	$131,347.0
RISK-WEIGHTED ASSETS/TOTAL ASSETS	76.8%	76.1%	79.5%	79.5%	79.5%	79.5%	79.5%
BASELINE NET INCOME	$771.0	$809.0	$1,479.0	$1,461.4	$1,596.6	$1,744.0	$1,904.8
MARGINAL IMPACT OF DIVIDENDS	$0.0	$0.0	$0.0	$(1.3)	$(4.0)	$(7.0)	$(10.0)

PRO FORMA NET INCOME	$771.0	$809.0	$1,479.0	$1,460.2	$1,592.6	$1,737.0	$1,894.8
R.O.A.A.	0.75%	0.73%	1.22%	1.16%	1.17%	1.18%	1.19%
EARNINGS RETAINED @ BANK	$727.0	$809.0	$1,479.0	$1,335.2	$1,442.6	$1,587.0	$1,744.8
AVERAGE EQUITY CAPITAL	$7,138.9	$8,002.0	$9,326.0	$10,717.6	$12,106.5	$13,621.3	$15,287.2
ENDING EQUITY CAPITAL	$7,529.0	$8,602.0	$10,050.0	$11,385.2	$12,827.8	$14,414.8	$16,159.6
FASB 115	$67.0	$369.0	$274.0	$274.0	$274.0	$274.0	$274.0

EQUITY CAPITAL (EXCLUDING FAS 115 ADJ.)	$7,462.0	$8,233.0	$9,776.0	$11,111.2	$12,553.8	$14,140.8	$15,885.6
R.O.A.E.	10.80%	10.11%	15.86%	13.62%	13.15%	12.75%	12.39%
ASSETS EXCLUDED FROM REG. CAPITAL	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
DIVIDENDS TO BANK HOLDING COMPANY	$44	$0.0	$0.0	$125.0	$150.0	$150.0	$150.0
DIVIDEND PAYOUT RATIO TO PARENT	5.71%	0.00%	0.00%	8.56%	9.42%	8.64%	7.92%

Austin Associates LLC

Table 1.3	No Repurchase
Valrico State Bank - Capital Analysis

	Actual			Projected Annually 2004-2007
	31-Dec-00	31-Dec-01	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BANK PERFORMANCE:
TIER 1 CAPITAL
SHAREHOLDERS EQUITY (EXC. FASB 115)	$7,462.0	$8,233.0	$9,776.0	$11,111.2	$12,553.8	$14,140.8	$15,885.6
LESS: INTANGIBLE ASSETS (EXC. FROM REG. CAPITAL)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL TIER 1 CAPITAL	$7,462.0	$8,233.0	$9,776.0	$11,111.2	$12,553.8	$14,140.8	$15,885.6
TIER 2 CAPITAL
ALLOWABLE SUBORDINATED DEBT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
ACTUAL LOAN LOSS RESERVE	$978.0	$1,015.0	$1,206.0	$1,356.0	$1,506.0	$1,656.0	$1,806.0
BAD DEBT RESERVE (< 1.25% OF RWA)	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TOTAL TIER 2 CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TIER 1 + TIER 2 CAPITAL	$8,440.0	$9,248.0	$10,982.0	$12,414.5	$13,961.4	$15,661.0	$17,527.5

TIER 1 LEVERAGE RATIO	6.98%	7.23%	7.91%	8.55%	8.94%	9.33%	9.70%

MINIMUM FOR WELL CAPITALIZED	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
$ EXCESS (SHORTFALL)	$2,113.4	$2,543.1	$3,599.7	$4,610.8	$5,533.4	$6,558.8	$7,697.1

TIER 1 RISK-BASED CAPITAL RATIO	9.34%	9.52%	10.13%	10.66%	11.15%	11.63%	12.09%

MINIMUM FOR WELL CAPITALIZED	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%
$ EXCESS (SHORTFALL)	$2,669.0	$3,046.1	$3,983.4	$4,855.1	$5,797.2	$6,843.8	$8,004.8

TOTAL RISK-BASED RATIO	10.57%	10.70%	11.38%	11.91%	12.40%	12.88%	13.34%

MINIMUM FOR WELL CAPITALIZED	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
$ EXCESS (SHORTFALL)	$451.7	$603.1	$1,327.6	$1,987.8	$2,700.5	$3,499.3	$4,392.8

Austin Associates LLC

Table 1.4	No Repurchase
Parent Financing

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BORROWINGS - LOC AND NOTE PAYABLE (BEG. BALANCE)	$2,078.0	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0
INTEREST RATE	N.A.	N.A.	N.A.	5.60%	5.60%	5.60%	5.60%
INTEREST PAYMENT: PRE-TAX	$147.0	$118.0	$102.0	$88.6	$83.4	$77.7	$71.6
ANNUAL PRINCIPAL PAYMENT	$68.0	$73.0	$355.0	$93.0	$101.0	$110.0	$119.0
TOTAL PAYMENT (end of year)	$215.0	$191.0	$457.0	$181.6	$184.4	$187.7	$190.6
BORROWINGS (ENDING BALANCE)	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0	$1,159.0
ADDITIONAL BORROWINGS ON LOC (1)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INTEREST RATE	N.A.	N.A.	N.A.	4.00%	4.00%	4.00%	4.00%
INTEREST PAYMENT: PRE-TAX	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
PRINCIPAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
(1) Assumes LOC funding beginning July 1, 2004
TRUST PREFERRED SECURITIES ISSUANCE (“TPS”) (2)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INTEREST RATE	N.A.	N.A.	N.A.	5.00%	5.00%	5.00%	5.00%
INTEREST PAYMENT: PRE-TAX	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
PRINCIPAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

(2) Assumes TPS funding beginning July 1, 2004

Austin Associates LLC

Table 1.5	No Repurchase
Parent Income Statement

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
PARENT INCOME:
DIVIDENDS FROM BANK			$0.0	$125.0	$150.0	$150.0	$150.0
INTEREST INCOME			$0.0	$1.3	$1.4	$1.6	$1.8
PARENT OPERATING INCOME - RENT INCOME			$204.0	$204.0	$204.0	$204.0	$204.0
EQUITY IN NET INCOME OF OTHER SUBSIDIARIES			$0.0	$0.0	$0.0	$0.0	$0.0
EQUITY IN NET INCOME OF VALRICO STATE BANK			$1,479.0	$1,335.2	$1,442.6	$1,587.0	$1,744.8

TOTAL INCOME			$1,683.0	$1,665.5	$1,797.9	$1,942.7	$2,100.7
PARENT EXPENSES:
INTEREST EXPENSE - TPS			$0.0	$0.0	$0.0	$0.0	$0.0
INTEREST EXPENSE - BORROWINGS			$102.0	$88.6	$83.4	$77.7	$71.6
INTEREST EXPENSE - NEW LOC			$0.0	$0.0	$0.0	$0.0	$0.0
OTHER EXPENSES			$142.0	$100.0	$103.0	$106.1	$109.3

BHC EXPENSES			$244.0	$188.6	$186.4	$183.8	$180.8
INCOME BEFORE TAX BENEFIT			$1,439.0	$1,476.9	$1,611.6	$1,758.9	$1,919.8
TAX BENEFIT (EXPENSE) OF PARENT			$0.0	$(5.7)	$(6.4)	$(7.4)	$(8.5)
ACQUISITION COSTS			$0.0	$0.0	$0.0	$0.0	$0.0
INTANGIBLE AMORTIZATION			$0.0	$0.0	$0.0	$0.0	$0.0

PARENT NET INCOME	$744.0	$877.0	$1,439.0	$1,471.2	$1,605.1	$1,751.4	$1,911.3

Austin Associates LLC

Table 1.6	No Repurchase
Parent Equity Reconciliation and Sources and Uses of Funds

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
PARENT EQUITY
BEGINNING EQUITY CAPITAL (EXC. FASB 115)	$6,354.0	$7,067.0	$8,004.0	$9,795.0	$11,224.2	$12,787.3	$14,496.8
ADD: NET INCOME	$744.0	$877.0	$1,439.0	$1,471.2	$1,605.1	$1,751.4	$1,911.3
DEDUCT: CASH DIVIDENDS PAID BY PARENT	$43.0	$43.0	$42.0	$42.0	$42.0	$42.0	$42.0
DEDUCT: SHARE REPURCHASE	N.A.	NA.	N.A.	$0.0	$0.0	$0.0	$0.0
ADD: OTHER ADJUSTMENTS	N.A.	NA.	$0.0	$0.0	$0.0	$0.0	$0.0
ADD: SALE OF STOCK	$12.0	$103.0	$394.0	$0.0	$0.0	$0.0	$0.0

ENDING EQUITY CAPITAL (EXC. FASB 115)	$7,067.0	$8,004.0	$9,795.0	$11,224.2	$12,787.3	$14,496.8	$16,366.1
FASB 115	$67.0	$369.0	$274.0	$274.0	$274.0	$274.0	$274.0

ENDING EQUITY CAPITAL	$7,134.0	$8,373.0	$10,069.0	$11,498.2	$13,061.3	$14,770.8	$16,640.1
SOURCE OF FUNDS:						Full Year
DIVIDENDS FROM VALRICO STATE BANK				$125.0	$150.0	$150.0	$150.0
NEW BORROWINGS ON LOC				$0.0	$0.0	$0.0	$0.0
TPS ISSUANCE				$0.0	$0.0	$0.0	$0.0
SALE OF STOCK				$0.0	$0.0	$0.0	$0.0
TAX BENEFIT (EXPENSE)				($5.7)	($6.4)	($7.4)	($8.5)
PARENT OPERATING INCOME				$204.0	$204.0	$204.0	$204.0
INTEREST INCOME				$1.3	$1.4	$1.6	$1.8

TOTAL SOURCES				$324.6	$348.9	$348.2	$347.3
USE OF FUNDS:
INTEREST EXPENSE ON BORROWINGS				$88.6	$83.4	$77.7	$71.6
PRINCIPAL REPAYMENT ON BORROWINGS				$93.0	$101.0	$110.0	$119.0
INTEREST EXPENSE ON TPS				$0.0	$0.0	$0.0	$0.0
PRINCIPAL REPAYMENT ON TPS				$0.0	$0.0	$0.0	$0.0
INTEREST EXPENSE ON NEW LOC				$0.0	$0.0	$0.0	$0.0
PRINCIPAL REPAYMENT ON NEW LOC				$0.0	$0.0	$0.0	$0.0
ACQUISITION COSTS				$0.0	$0.0	$0.0	$0.0
CAPITAL INFUSION INTO BANK				$0.0	$0.0	$0.0	$0.0
STOCK REPURCHASE				$0.0	$0.0	$0.0	$0.0
BHC OTHER CASH EXPENSES				$100.0	$103.0	$106.1	$109.3
DIVIDENDS PAID BY PARENT				$42.0	$42.0	$42.0	$42.0

TOTAL USES				$323.6	$329.4	$335.8	$341.8
INCREASE IN CASH				$1.1	$19.5	$12.4	$5.5
CASH BALANCE @ PARENT	$24.0	$53.0	$89.0	$90.1	$109.6	$122.0	$127.5

Austin Associates LLC

Table 1.7
Parent Balance Sheet	No Repurchase
& Per Share Data

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
ASSETS:
CASH	$24.0	$53.0	$89.0	$90.1	$109.6	$122.0	$127.5
INVESTMENT SECURITIES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
LOANS	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INVESMENT IN VALRICO	$7,529.0	$8,602.0	$10,050.0	$11,385.2	$12,827.8	$14,414.8	$16,159.6
OTHER INVESTMENT IN SUBSIDIARIES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INTANGIBLES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
OTHER ASSETS	$1,594.0	$1,662.0	$1,624.0	$1,624.0	$1,624.0	$1,624.0	$1,624.0

TOTAL ASSETS	$9,147.0	$10,317.0	$11,763.0	$13,099.2	$14,561.3	$16,160.8	$17,911.1
LIABILITIES:
BORROWINGS	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0	$1,159.0
NEW LOC	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TPS	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
OTHER LIABILITIES	$3.0	$7.0	$112.0	$112.0	$112.0	$112.0	$112.0

TOTAL LIABILITIES	$2,013.0	$1,944.0	$1,694.0	$1,601.0	$1,500.0	$1,390.0	$1,271.0
EQUITY:
EQUITY CAPITAL	$7,134.0	$8,373.0	$10,069.0	$11,498.2	$13,061.3	$14,770.8	$16,640.1

LIABILITIES & CAPITAL	$9,147.0	$10,317.0	$11,763.0	$13,099.2	$14,561.3	$16,160.8	$17,911.1
PER SHARE DATA
SHARES OUTSTANDING	304,324	308,737	323,990	323,990	323,990	323,990	323,990
NET SHARES ISSUED (REPURCHASED)	N.A.	4,413	15,253	0	0	0	0
ISSUANCE/REPURCHASE PRICE			N.A.	$53.00
AVERAGE BASIC SHARES OUTSTANDING	304,531	306,780	316,243	323,990	323,990	323,990	323,990
BASIC EARNINGS PER SHARE	$2.44	$2.86	$4.55	$4.54	$4.95	$5.41	$5.90
BOOK VALUE PER SHARE	$23.44	$27.12	$31.08	$35.49	$40.31	$45.59	$51.36
BOOK VALUE GROWTH RATE	N.A.	15.69%	14.59%	14.19%	13.59%	13.09%	12.66%
AGGREGATE DIVIDENDS	$43.0	$43.0	$42.0	$42.0	$42.0	$42.0	$42.0
DIVIDENDS PER SHARE	$0.14	$0.14	$0.13	$0.13	$0.13	$0.13	$0.13
DIVIDEND PAYOUT RATIO	5.78%	4.90%	2.92%	2.85%	2.62%	2.40%	2.20%

Austin Associates LLC

Table 1.8
Consolidated Data	No Repurchase
& Consolidated Ratios

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
CONSOLIDATED ENDING ASSETS	$105,600.0	$114,960.0	$122,882.0	$132,846.2	$143,343.9	$154,681.5	$166,926.1
CONSOLIDATED LAST QUARTER AVG. TANGIBLE ASSETS	$108,567.0	$115,460.0	$125,151.0	$131,631.1	$142,031.7	$153,264.3	$165,395.6
CONSOLIDATED RISK-BASED ASSETS	$81,477.0	$88,111.0	$98,168.0	$105,891.5	$114,232.9	$123,241.6	$132,971.0
TANGIBLE COMMON EQUITY	$7,067.0	$8,004.0	$9,795.0	$11,224.2	$12,787.3	$14,496.8	$16,366.1
ALLOWABLE TPS IN TIER 1 CAPITAL	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

TIER 1 CONSOLIDATED CAPITAL	$7,067.0	$8,004.0	$9,795.0	$11,224.2	$12,787.3	$14,496.8	$16,366.1
TIER 1 LEVERAGE RATIO	6.51%	6.93%	7.83%	8.53%	9.00%	9.46%	9.90%
TIER 1 RISK-BASED RATIO	8.67%	9.08%	9.98%	10.60%	11.19%	11.76%	12.31%
LOAN LOSS RESERVE IN TIER 2 CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
OTHER TIER 2 CAPITAL	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

TIER 2 CONSOLIDATED CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TOTAL RISK-BASED CAPITAL	$8,045.0	$9,019.0	$11,001.0	$12,527.6	$14,195.0	$16,017.0	$18,007.9
TOTAL RISK-BASED CAPITAL RATIO	9.87%	10.24%	11.21%	11.83%	12.43%	13.00%	13.54%
DEBT TO EQUITY RATIO (INCLUDING TPS)	28.17%	23.13%	15.71%	12.95%	10.63%	8.65%	6.97%
ROAA (CONSOLIDATED)	0.71%	0.78%	1.18%	1.15%	1.16%	1.18%	1.19%
ROAE (CONSOLIDATED)	N.A.	11.31%	15.61%	13.64%	13.07%	12.59%	12.17%

Austin Associates LLC

Table 2.1
Summary Pro Forma Results
Adjusted for Stock Repurchase

Eliminate Shareholders < 101 Shares

Repurchase Amount ($000)	$1,246
Repurchase Shares	23,515
Repurchase Price/Share	$53.00

Shareholders Remaining	230

Actual			Valrico State Bank	Estimated	Projections
12/31/2001	12/31/2002	12/31/2003	($000)	12/31/2004	12/31/2005	12/31/2006	12/31/2007
$104,006.0	$113,640.0	$121,502	Total Assets	$131,222	$141,720	$153,058	$165,302
$79,883	$86,449	$96,544	Risk-Based Assets	$104,268	$112,609	$121,618	$131,347
76.8%	76.1%	79.5%	Risk-Based Assets/Total Assets	79.5%	79.5%	79.5%	79.5%
$7,529	$8,602	$10,050	Equity Capital	$11,410	$12,854	$14,441	$16,186
$44	$0	$0	Dividends	$100	$150	$150	$150
$7,462	$8,233	$9,776	Tier 1 Capital	$11,136	$12,580	$14,167	$15,912
$978	$1,015	$1,206	Tier 2 Capital	$1,303	$1,408	$1,520	$1,642
$771	$809	$1,479	Net Income	$1,460	$1,593	$1,738	$1,895
0.75%	0.73%	1.22%	Return on Average Assets	1.16%	1.17%	1.18%	1.19%
			Bank Capital Ratios					Minimum
6.98%	7.23%	7.91%	Tier 1 Leverage Ratio	8.57%	8.96%	9.34%	9.72%	5.00%
9.34%	9.52%	10.13%	Tier 1 Capital to Risk-Based Assets	10.68%	11.17%	11.65%	12.11%	6.00%
10.57%	10.70%	11.38%	Total Capital to Risk-Based Assets	11.93%	12.42%	12.90%	13.36%	10.00%
			Valrico Bancorp, Inc. (Consolidated)
$105,600	$114,960	$122,882	Consolidated Assets	$132,846	$143,344	$154,682	$166,926
$7,134	$8,373	$10,069	Consolidated Equity	$10,286	$11,869	$13,597	$15,487
$2,010	$1,937	$1,582	LOC and Note Payable	$2,789	$2,688	$2,578	$2,459
$0	$0	$0	Trust Preferred Securities	$0	$0	$0	$0
$744	$877	$1,439	Net Income	$1,504	$1,621	$1,768	$1,928
$43	$43	$42	Aggregate Dividends	$40	$39	$39	$39
0.71%	0.78%	1.18%	Return on Average Assets	1.17%	1.17%	1.19%	1.20%
N.A. %	11.31%	15.61%	Return on Average Equity	14.78%	14.64%	13.88%	13.26%
$7,067	$8,004	$9,795	Tier 1 Capital	$10,012	$11,595	$13,323	$15,213
$978	$1,015	$1,206	Tier 2 Capital	$1,303	$1,408	$1,520	$1,642
$2.44	$2.86	$4.55	Basic Earnings Per Share	$4.82	$5.40	$5.88	$6.42
N.A. %	17.0%	59.2%	EPS Growth	5.85%	12.04%	9.04%	9.05%
$23.44	$27.12	$31.08	Book Value Per Share	$34.23	$39.50	$45.25	$51.54
$0.14	$0.14	$0.13	Dividends Per Share	$0.13	$0.13	$0.13	$0.13
			BHC Capital Ratios
6.51%	6.93%	7.83%	Tier 1 Leverage Ratio	7.61%	8.16%	8.69%	9.20%	5.00%
9.87%	10.24%	11.21%	Total Capital to Risk-Based Assets	10.69%	11.38%	12.04%	12.68%	10.00%
28.17%	23.13%	15.71%	Debt to Equity (TPS included in Debt)	27.11%	22.65%	18.96%	15.88%

Austin Associates LLC

Table 2.2	Eliminate Shareholders < 101 Shares
Valrico State Bank - Projected Performance

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BANK PERFORMANCE:
TOTAL ASSETS	$104,006.0	$113,640.0	$121,502.0	$131,222.16	$141,719.9	$153,057.5	$165,302.1
ASSET GROWTH (ANNUALIZED)	10.52%	9.26%	6.92%	8.00%	8.00%	8.00%	8.00%
AVERAGE ASSETS	$103,286.0	$110,773.0	$121,547.0	$126,362.1	$136,471.0	$147,388.7	$159,179.8
LAST QUARTER AVG. TANGIBLE ASSETS	$106,973.0	$113,798.0	$123,527.0	$130,007.1	$140,407.7	$151,640.3	$163,771.6
TOTAL RISK-WEIGHTED ASSETS	$79,883.0	$86,449.0	$96,544.0	$104,267.5	$112,608.9	$121,617.6	$131,347.0
RISK-WEIGHTED ASSETS/TOTAL ASSETS	76.8%	76.1%	79.5%	79.5%	79.5%	79.5%	79.5%
BASELINE NET INCOME	$771.0	$809.0	$1,479.0	$1,461.4	$1,596.6	$1,744.0	$1,904.8
MARGINAL IMPACT OF DIVIDENDS	$0.0	$0.0	$0.0	($1.0)	($3.5)	($6.5)	($9.5)

PRO FORMA NET INCOME	$771.0	$809.0	$1,479.0	$1,460.4	$1,593.1	$1,737.5	$1,895.3
R.O.A.A.	0.75%	0.73%	1.22%	1.16%	1.17%	1.18%	1.19%
EARNINGS RETAINED @ BANK	$727.0	$809.0	$1,479.0	$1,360.4	$1,443.1	$1,587.5	$1,745.3
AVERAGE EQUITY CAPITAL	$7,138.9	$8,002.0	$9,326.0	$10,730.2	$12,132.0	$13,647.3	$15,313.7
ENDING EQUITY CAPITAL	$7,529.0	$8,602.0	$10,050.0	$11,410.4	$12,853.5	$14,441.1	$16,186.4
FASB 115	$67.0	$369.0	$274.0	$274.0	$274.0	$274.0	$274.0

EQUITY CAPITAL (EXCLUDING FAS 115 ADJ.)	$7,462.0	$8,233.0	$9,776.0	$11,136.4	$12,579.5	$14,167.1	$15,912.4
R.O.A.E.	10.80%	10.11%	15.86%	13.61%	13.13%	12.73%	12.38%
ASSETS EXCLUDED FROM REG. CAPITAL	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
DIVIDENDS TO BANK HOLDING COMPANY	$44	$0.0	$0.0	$100.0	$150.0	$150.0	$150.0
DIVIDEND PAYOUT RATIO TO PARENT	5.71%	0.00%	0.00%	6.85%	9.42%	8.63%	7.91%

Austin Associates LLC

Table 2.3	Eliminate Shareholders < 101 Shares
Valrico State Bank - Capital Analysis

	Actual			Projected Annually 2004-2007
	31-Dec-00	31-Dec-01	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BANK PERFORMANCE:
TIER 1 CAPITAL
SHAREHOLDERS EQUITY (EXC. FASB 115)	$7,462.0	$8,233.0	$9,776.0	$11,136.4	$12,579.5	$14,167.1	$15,912.4
LESS: INTANGIBLE ASSETS (EXC. FROM REG. CAPITAL)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL TIER 1 CAPITAL	$7,462.0	$8,233.0	$9,776.0	$11,136.4	$12,579.5	$14,167.1	$15,912.4
TIER 2 CAPITAL
ALLOWABLE SUBORDINATED DEBT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
ACTUAL LOAN LOSS RESERVE	$978.0	$1,015.0	$1,206.0	$1,356.0	$1,506.0	$1,656.0	$1,806.0
BAD DEBT RESERVE (< 1.25% OF RWA)	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TOTAL TIER 2 CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TIER 1 + TIER 2 CAPITAL	$8,440.0	$9,248.0	$10,982.0	$12,439.8	$13,987.1	$15,687.3	$17,554.2

TIER 1 LEVERAGE RATIO	6.98%	7.23%	7.91%	8.57%	8.96%	9.34%	9.72%

MINIMUM FOR WELL CAPITALIZED	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
$ EXCESS (SHORTFALL)	$2,113.4	$2,543.1	$3,599.7	$4,636.1	$5,559.1	$6,585.0	$7,723.8

TIER 1 RISK-BASED CAPITAL RATIO	9.34%	9.52%	10.13%	10.68%	11.17%	11.65%	12.11%

MINIMUM FOR WELL CAPITALIZED	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%
$ EXCESS (SHORTFALL)	$2,669.0	$3,046.1	$3,983.4	$4,880.4	$5,823.0	$6,870.0	$8,031.6

TOTAL RISK-BASED RATIO	10.57%	10.70%	11.38%	11.93%	12.42%	12.90%	13.36%

MINIMUM FOR WELL CAPITALIZED	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
$ EXCESS (SHORTFALL)	$451.7	$603.1	$1,327.6	$2,013.0	$2,726.2	$3,525.5	$4,419.5

Austin Associates LLC

Table 2.4	Eliminate Shareholders < 101 Shares
Parent Financing

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BORROWINGS - LOC AND NOTE PAYABLE (BEG. BALANCE)	$2,078.0	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0
INTEREST RATE	N.A.	N.A.	N.A.	5.60%	5.60%	5.60%	5.60%
INTEREST PAYMENT: PRE-TAX	$147.0	$118.0	$102.0	$88.6	$83.4	$77.7	$71.6
ANNUAL PRINCIPAL PAYMENT	$68.0	$73.0	$355.0	$93.0	$101.0	$110.0	$119.0
TOTAL PAYMENT (end of year)	$215.0	$191.0	$457.0	$181.6	$184.4	$187.7	$190.6
BORROWINGS (ENDING BALANCE)	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0	$1,159.0
ADDITIONAL BORROWINGS ON LOC (1)	$0.0	$0.0	$0.0	$1,300.0	$1,300.0	$1,300.0	$1,300.0
INTEREST RATE	N.A.	N.A.	N.A.	4.00%	4.00%	4.00%	4.00%
INTEREST PAYMENT: PRE-TAX	$0.0	$0.0	$0.0	$26.0	$52.0	$52.0	$52.0
PRINCIPAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL PAYMENT	$0.0	$0.0	$0.0	$26.0	$52.0	$52.0	$52.0
(1) Assumes LOC funding beginning July 1, 2004
TRUST PREFERRED SECURITIES ISSUANCE (“TPS”) (2)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INTEREST RATE	N.A.	N.A.	N.A.	5.00%	5.00%	5.00%	5.00%
INTEREST PAYMENT: PRE-TAX	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
PRINCIPAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

(2) Assumes TPS funding beginning July 1, 2004

Austin Associates LLC

Table 2.5	Eliminate Shareholders < 101 Shares
Parent Income Statement

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
PARENT INCOME:
DIVIDENDS FROM BANK			$0.0	$100.0	$150.0	$150.0	$150.0
INTEREST INCOME			$0.0	$1.3	$2.3	$2.9	$3.3
PARENT OPERATING INCOME - RENT INCOME			$204.0	$204.0	$204.0	$204.0	$204.0
EQUITY IN NET INCOME OF OTHER SUBSIDIARIES			$0.0	$0.0	$0.0	$0.0	$0.0
EQUITY IN NET INCOME OF VALRICO STATE BANK			$1,479.0	$1,360.4	$1,443.1	$1,587.5	$1,745.3

TOTAL INCOME			$1,683.0	$1,665.8	$1,799.4	$1,944.4	$2,102.7
PARENT EXPENSES:
INTEREST EXPENSE - TPS			$0.0	$0.0	$0.0	$0.0	$0.0
INTEREST EXPENSE - BORROWINGS			$102.0	$88.6	$83.4	$77.7	$71.6
INTEREST EXPENSE - NEW LOC			$0.0	$26.0	$52.0	$52.0	$52.0
OTHER EXPENSES			$142.0	$25.0	$28.0	$31.1	$34.3

BHC EXPENSES			$244.0	$139.6	$163.4	$160.8	$157.8
INCOME BEFORE TAX BENEFIT			$1,439.0	$1,526.2	$1,636.0	$1,783.6	$1,944.8
TAX BENEFIT (EXPENSE) OF PARENT			$0.0	($22.4)	($14.6)	($15.7)	($16.8)
ACQUISITION COSTS			$0.0	$0.0	$0.0	$0.0	$0.0
INTANGIBLE AMORTIZATION			$0.0	$0.0	$0.0	$0.0	$0.0

PARENT NET INCOME	$744.0	$877.0	$1,439.0	$1,503.8	$1,621.4	$1,767.9	$1,928.0

Austin Associates LLC

Table 2.6	Eliminate Shareholders < 101 Shares
Parent Equity Reconciliation and Sources and Uses of Funds

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
PARENT EQUITY
BEGINNING EQUITY CAPITAL (EXC. FASB 115)	$6,354.0	$7,067.0	$8,004.0	$9,795.0	$10,012.1	$11,594.5	$13,323.5
ADD: NET INCOME	$744.0	$877.0	$1,439.0	$1,503.8	$1,621.4	$1,767.9	$1,928.0
DEDUCT: CASH DIVIDENDS PAID BY PARENT	$43.0	$43.0	$42.0	$40.5	$39.0	$39.0	$39.0
DEDUCT: SHARE REPURCHASE	N.A.	NA.	N.A.	$1,246.3	$0.0	$0.0	$0.0
ADD: OTHER ADJUSTMENTS	N.A.	NA.	$0.0	$0.0	$0.0	$0.0	$0.0
ADD: SALE OF STOCK	$12.0	$103.0	$394.0	$0.0	$0.0	$0.0	$0.0

ENDING EQUITY CAPITAL (EXC. FASB 115)	$7,067.0	$8,004.0	$9,795.0	$10,012.1	$11,594.5	$13,323.5	$15,212.5
FASB 115	$67.0	$369.0	$274.0	$274.0	$274.0	$274.0	$274.0

ENDING EQUITY CAPITAL	$7,134.0	$8,373.0	$10,069.0	$10,286.1	$11,868.5	$13,597.5	$15,486.5
SOURCE OF FUNDS:				Full Year
DIVIDENDS FROM VALRICO STATE BANK				$100.0	$150.0	$150.0	$150.0
NEW BORROWINGS ON LOC				$1,300.0	$0.0	$0.0	$0.0
TPS ISSUANCE				$0.0	$0.0	$0.0	$0.0
SALE OF STOCK				$0.0	$0.0	$0.0	$0.0
TAX BENEFIT (EXPENSE)				($22.4)	($14.6)	($15.7)	($16.8)
PARENT OPERATING INCOME				$204.0	$204.0	$204.0	$204.0
INTEREST INCOME				$1.3	$2.3	$2.9	$3.3

TOTAL SOURCES				$1,583.0	$341.7	$341.2	$340.5
USE OF FUNDS:
INTEREST EXPENSE ON BORROWINGS				$88.6	$83.4	$77.7	$71.6
PRINCIPAL REPAYMENT ON BORROWINGS				$93.0	$101.0	$110.0	$119.0
INTEREST EXPENSE ON TPS				$0.0	$0.0	$0.0	$0.0
PRINCIPAL REPAYMENT ON TPS				$0.0	$0.0	$0.0	$0.0
INTEREST EXPENSE ON NEW LOC				$26.0	$52.0	$52.0	$52.0
PRINCIPAL REPAYMENT ON NEW LOC				$0.0	$0.0	$0.0	$0.0
ACQUISITION COSTS				$0.0	$0.0	$0.0	$0.0
CAPITAL INFUSION INTO BANK				$0.0	$0.0	$0.0	$0.0
STOCK REPURCHASE				$1,246.3	$0.0	$0.0	$0.0
BHC OTHER CASH EXPENSES				$25.0	$28.0	$31.1	$34.3
DIVIDENDS PAID BY PARENT				$40.5	$39.0	$39.0	$39.0

TOTAL USES				$1,519.4	$303.3	$309.8	$315.8
INCREASE IN CASH				$63.6	$38.4	$31.4	$24.7
CASH BALANCE @ PARENT	$24.0	$53.0	$89.0	$152.6	$191.0	$222.4	$247.1

Austin Associates LLC

Table 2.7
Parent Balance Sheet	Eliminate Shareholders < 101 Shares
& Per Share Data

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
ASSETS:
CASH	$24.0	$53.0	$89.0	$152.6	$191.0	$222.4	$247.1
INVESTMENT SECURITIES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
LOANS	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INVESMENT IN VALRICO	$7,529.0	$8,602.0	$10,050.0	$11,410.4	$12,853.5	$14,441.1	$16,186.4
OTHER INVESTMENT IN SUBSIDIARIES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INTANGIBLES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
OTHER ASSETS	$1,594.0	$1,662.0	$1,624.0	$1,624.0	$1,624.0	$1,624.0	$1,624.0

TOTAL ASSETS	$9,147.0	$10,317.0	$11,763.0	$13,187.1	$14,668.5	$16,287.5	$18,057.5
LIABILITIES:
BORROWINGS	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0	$1,159.0
NEW LOC	$0.0	$0.0	$0.0	$1,300.0	$1,300.0	$1,300.0	$1,300.0
TPS	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
OTHER LIABILITIES	$3.0	$7.0	$112.0	$112.0	$112.0	$112.0	$112.0

TOTAL LIABILITIES	$2,013.0	$1,944.0	$1,694.0	$2,901.0	$2,800.0	$2,690.0	$2,571.0
EQUITY:
EQUITY CAPITAL	$7,134.0	$8,373.0	$10,069.0	$10,286.1	$11,868.5	$13,597.5	$15,486.5

LIABILITIES & CAPITAL	$9,147.0	$10,317.0	$11,763.0	$13,187.1	$14,668.5	$16,287.5	$18,057.5
PER SHARE DATA
SHARES OUTSTANDING	304,324	308,737	323,990	300,475	300,475	300,475	300,475
NET SHARES ISSUED (REPURCHASED)	N.A.	4,413	15,253	(23,515)	0	0	0
ISSUANCE/REPURCHASE PRICE			N.A.	$53.00
AVERAGE BASIC SHARES OUTSTANDING	304,531	306,780	316,243	312,233	300,475	300,475	300,475
BASIC EARNINGS PER SHARE	$2.44	$2.86	$4.55	$4.82	$5.40	$5.88	$6.42
BOOK VALUE PER SHARE	$23.44	$27.12	$31.08	$34.23	$39.50	$45.25	$51.54
BOOK VALUE GROWTH RATE	N.A.	15.69%	14.59%	10.15%	15.38%	14.57%	13.89%
AGGREGATE DIVIDENDS	$43.0	$43.0	$42.0	$40.5	$39.0	$39.0	$39.0
DIVIDENDS PER SHARE	$0.14	$0.14	$0.13	$0.13	$0.13	$0.13	$0.13
DIVIDEND PAYOUT RATIO	5.78%	4.90%	2.92%	2.69%	2.40%	2.20%	2.02%

Austin Associates LLC

Table 2.8
Consolidated Data	Eliminate Shareholders < 101 Shares
& Consolidated Ratios

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
CONSOLIDATED ENDING ASSETS	$105,600.0	$114,960.0	$122,882.0	$132,846.2	$143,343.9	$154,681.5	$166,926.1
CONSOLIDATED LAST QUARTER AVG. TANGIBLE ASSETS	$108,567.0	$115,460.0	$125,151.0	$131,631.1	$142,031.7	$153,264.3	$165,395.6
CONSOLIDATED RISK-BASED ASSETS	$81,477.0	$88,111.0	$98,168.0	$105,891.5	$114,232.9	$123,241.6	$132,971.0
TANGIBLE COMMON EQUITY	$7,067.0	$8,004.0	$9,795.0	$10,012.1	$11,594.5	$13,323.5	$15,212.5
ALLOWABLE TPS IN TIER 1 CAPITAL	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

TIER 1 CONSOLIDATED CAPITAL	$7,067.0	$8,004.0	$9,795.0	$10,012.1	$11,594.5	$13,323.5	$15,212.5
TIER 1 LEVERAGE RATIO	6.51%	6.93%	7.83%	7.61%	8.16%	8.69%	9.20%
TIER 1 RISK-BASED RATIO	8.67%	9.08%	9.98%	9.46%	10.15%	10.81%	11.44%
LOAN LOSS RESERVE IN TIER 2 CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
OTHER TIER 2 CAPITAL	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

TIER 2 CONSOLIDATED CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TOTAL RISK-BASED CAPITAL	$8,045.0	$9,019.0	$11,001.0	$11,315.4	$13,002.1	$14,843.7	$16,854.4
TOTAL RISK-BASED CAPITAL RATIO	9.87%	10.24%	11.21%	10.69%	11.38%	12.04%	12.68%
DEBT TO EQUITY RATIO (INCLUDING TPS)	28.17%	23.13%	15.71%	27.11%	22.65%	18.96%	15.88%
ROAA (CONSOLIDATED)	0.71%	0.78%	1.18%	1.17%	1.17%	1.19%	1.20%
ROAE (CONSOLIDATED)	N.A.	11.31%	15.61%	14.78%	14.64%	13.88%	13.26%

Austin Associates LLC

Table 3.1
Summary Pro Forma Results
Adjusted for Stock Repurchase

Eliminate Shareholders < 501 Shares

Repurchase Amount ($000)	$3,629
Repurchase Shares	68,464
Repurchase Price/Share	$53.00

Shareholders Remaining	80

Actual			Valrico State Bank	Estimated	Projections
12/31/2001	12/31/2002	12/31/2003	($000)	12/31/2004	12/31/2005	12/31/2006	12/31/2007
$104,006.0	$113,640.0	$121,502	Total Assets	$131,222	$141,720	$153,058	$165,302
$79,883	$86,449	$96,544	Risk-Based Assets	$104,268	$112,609	$121,618	$131,347
76.8%	76.1%	79.5%	Risk-Based Assets/Total Assets	79.5%	79.5%	79.5%	79.5%
$7,529	$8,602	$10,050	Equity Capital	$11,360	$12,752	$14,287	$15,978
$44	$0	$0	Dividends	$150	$200	$200	$200
$7,462	$8,233	$9,776	Tier 1 Capital	$11,086	$12,478	$14,013	$15,704
$978	$1,015	$1,206	Tier 2 Capital	$1,303	$1,408	$1,520	$1,642
$771	$809	$1,479	Net Income	$1,460	$1,592	$1,735	$1,892
0.75%	0.73%	1.22%	Return on Average Assets	1.16%	1.17%	1.18%	1.19%
			Bank Capital Ratios					Minimum
6.98%	7.23%	7.91%	Tier 1 Leverage Ratio	8.53%	8.89%	9.24%	9.59%	5.00%
9.34%	9.52%	10.13%	Tier 1 Capital to Risk-Based Assets	10.63%	11.08%	11.52%	11.96%	6.00%
10.57%	10.70%	11.38%	Total Capital to Risk-Based Assets	11.88%	12.33%	12.77%	13.21%	10.00%
			Valrico Bancorp, Inc. (Consolidated)
$105,600	$114,960	$122,882	Consolidated Assets	$132,846	$143,344	$154,682	$166,926
$7,134	$8,373	$10,069	Consolidated Equity	$7,865	$9,369	$11,018	$12,826
$2,010	$1,937	$1,582	LOC and Note Payable	$2,189	$2,088	$1,978	$1,859
$0	$0	$0	Trust Preferred Securities	$3,000	$3,000	$3,000	$3,000
$744	$877	$1,439	Net Income	$1,462	$1,537	$1,682	$1,841
$43	$43	$42	Aggregate Dividends	$38	$33	$33	$33
0.71%	0.78%	1.18%	Return on Average Assets	1.14%	1.11%	1.13%	1.14%
N.A.	11.31%	15.61%	Return on Average Equity	16.30%	17.84%	16.50%	15.44%
$7,067	$8,004	$9,795	Tier 1 Capital	$10,212	$12,095	$13,744	$15,552
$978	$1,015	$1,206	Tier 2 Capital	$1,682	$1,408	$1,520	$1,642
$2.44	$2.86	$4.55	Basic Earnings Per Share	$5.04	$6.02	$6.58	$7.21
N.A.	17.0%	59.2%	EPS Growth	10.87%	19.24%	9.45%	9.44%
$23.44	$27.12	$31.08	Book Value Per Share	$30.78	$36.66	$43.12	$50.19
$0.14	$0.14	$0.13	Dividends Per Share	$0.13	$0.13	$0.13	$0.13
			BHC Capital Ratios
6.51%	6.93%	7.83%	Tier 1 Leverage Ratio	7.76%	8.52%	8.97%	9.40%	5.00%
9.87%	10.24%	11.21%	Total Capital to Risk-Based Assets	11.23%	11.82%	12.39%	12.93%	10.00%
28.17%	23.13%	15.71%	Debt to Equity (TPS included in Debt)	65.98%	54.31%	45.18%	37.89%

Austin Associates LLC

Table 3.2	Eliminate Shareholders < 501 Shares
Valrico State Bank — Projected Performance

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BANK PERFORMANCE:
TOTAL ASSETS	$104,006.0	$113,640.0	$121,502.0	$131,222.16	$141,719.9	$153,057.5	$165,302.1
ASSET GROWTH (ANNUALIZED)	10.52%	9.26%	6.92%	8.00%	8.00%	8.00%	8.00%
AVERAGE ASSETS	$103,286.0	$110,773.0	$121,547.0	$126,362.1	$136,471.0	$147,388.7	$159,179.8
LAST QUARTER AVG. TANGIBLE ASSETS	$106,973.0	$113,798.0	$123,527.0	$130,007.1	$140,407.7	$151,640.3	$163,771.6
TOTAL RISK-WEIGHTED ASSETS	$79,883.0	$86,449.0	$96,544.0	$104,267.5	$112,608.9	$121,617.6	$131,347.0
RISK-WEIGHTED ASSETS/TOTAL ASSETS	76.8%	76.1%	79.5%	79.5%	79.5%	79.5%	79.5%
BASELINE NET INCOME	$771.0	$809.0	$1,479.0	$1,461.4	$1,596.6	$1,744.0	$1,904.8
MARGINAL IMPACT OF DIVIDENDS	$0.0	$0.0	$0.0	($1.5)	($5.0)	($9.0)	($13.0)

PRO FORMA NET INCOME	$771.0	$809.0	$1,479.0	$1,459.9	$1,591.6	$1,735.0	$1,891.8
R.O.A.A.	0.75%	0.73%	1.22%	1.16%	1.17%	1.18%	1.19%
EARNINGS RETAINED @ BANK	$727.0	$809.0	$1,479.0	$1,309.9	$1,391.6	$1,535.0	$1,691.8
AVERAGE EQUITY CAPITAL	$7,138.9	$8,002.0	$9,326.0	$10,705.0	$12,055.7	$13,519.0	$15,132.5
ENDING EQUITY CAPITAL	$7,529.0	$8,602.0	$10,050.0	$11,359.9	$12,751.5	$14,286.6	$15,978.4
FASB 115	$67.0	$369.0	$274.0	$274.0	$274.0	$274.0	$274.0

EQUITY CAPITAL (EXCLUDING FAS 115 ADJ.)	$7,462.0	$8,233.0	$9,776.0	$11,085.9	$12,477.5	$14,012.6	$15,704.4
R.O.A.E.	10.80%	10.11%	15.86%	13.64%	13.20%	12.83%	12.50%
ASSETS EXCLUDED FROM REG. CAPITAL	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
DIVIDENDS TO BANK HOLDING COMPANY	$44	$0.0	$0.0	$150.0	$200.0	$200.0	$200.0
DIVIDEND PAYOUT RATIO TO PARENT	5.71%	0.00%	0.00%	10.27%	12.57%	11.53%	10.57%

Austin Associates LLC

Table 3.3	Eliminate Shareholders < 501 Shares
Valrico State Bank — Capital Analysis

	Actual			Projected Annually 2004-2007
	31-Dec-00	31-Dec-01	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BANK PERFORMANCE:
TIER 1 CAPITAL
SHAREHOLDERS EQUITY (EXC. FASB 115)	$7,462.0	$8,233.0	$9,776.0	$11,085.9	$12,477.5	$14,012.6	$15,704.4
LESS: INTANGIBLE ASSETS (EXC. FROM REG. CAPITAL)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL TIER 1 CAPITAL	$7,462.0	$8,233.0	$9,776.0	$11,085.9	$12,477.5	$14,012.6	$15,704.4
TIER 2 CAPITAL
ALLOWABLE SUBORDINATED DEBT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
ACTUAL LOAN LOSS RESERVE	$978.0	$1,015.0	$1,206.0	$1,356.0	$1,506.0	$1,656.0	$1,806.0
BAD DEBT RESERVE (< 1.25% OF RWA)	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TOTAL TIER 2 CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2	$1,641.8
TIER 1 + TIER 2 CAPITAL	$8,440.0	$9,248.0	$10,982.0	$12,389.3	$13,885.1	$15,532.8	$17,346.2

TIER 1 LEVERAGE RATIO	6.98%	7.23%	7.91%	8.53%	8.89%	9.24%	9.59%

MINIMUM FOR WELL CAPITALIZED	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
$ EXCESS (SHORTFALL)	$2,113.4	$2,543.1	$3,599.7	$4,585.6	$5,457.1	$6,430.5	$7,515.8

TIER 1 RISK-BASED CAPITAL RATIO	9.34%	9.52%	10.13%	10.63%	11.08%	11.52%	11.96%

MINIMUM FOR WELL CAPITALIZED	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%
$ EXCESS (SHORTFALL)	$2,669.0	$3,046.1	$3,983.4	$4,829.9	$5,721.0	$6,715.5	$7,823.6

TOTAL RISK-BASED RATIO	10.57%	10.70%	11.38%	11.88%	12.33%	12.77%	13.21%

MINIMUM FOR WELL CAPITALIZED	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
$ EXCESS (SHORTFALL)	$451.7	$603.1	$1,327.6	$1,962.5	$2,624.2	$3,371.0	$4,211.5

Austin Associates LLC

Table 3.4	Eliminate Shareholders < 501 Shares
Parent Financing

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
BORROWINGS — LOC AND NOTE PAYABLE (BEG. BALANCE)	$2,078.0	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0
INTEREST RATE	N.A.	N.A.	N.A.	5.60%	5.60%	5.60%	5.60%
INTEREST PAYMENT: PRE-TAX	$147.0	$118.0	$102.0	$88.6	$83.4	$77.7	$71.6
ANNUAL PRINCIPAL PAYMENT	$68.0	$73.0	$355.0	$93.0	$101.0	$110.0	$119.0
TOTAL PAYMENT (end of year)	$215.0	$191.0	$457.0	$181.6	$184.4	$187.7	$190.6
BORROWINGS (ENDING BALANCE)	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0	$1,159.0
ADDITIONAL BORROWINGS ON LOC (1)	$0.0	$0.0	$0.0	$700.0	$700.0	$700.0	$700.0
INTEREST RATE	N.A.	N.A.	N.A.	4.00%	4.00%	4.00%	4.00%
INTEREST PAYMENT: PRE-TAX	$0.0	$0.0	$0.0	$14.0	$28.0	$28.0	$28.0
PRINCIPAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL PAYMENT	$0.0	$0.0	$0.0	$14.0	$28.0	$28.0	$28.0
(1) Assumes LOC funding beginning July 1, 2004
TRUST PREFERRED SECURITIES ISSUANCE (“TPS”) (2)	$0.0	$0.0	$0.0	$3,000.0	$3,000.0	$3,000.0	$3,000.0
INTEREST RATE	N.A.	N.A.	N.A.	5.00%	5.00%	5.00%	5.00%
INTEREST PAYMENT: PRE-TAX	$0.0	$0.0	$0.0	$75.0	$150.0	$150.0	$150.0
PRINCIPAL PAYMENT	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
TOTAL PAYMENT	$0.0	$0.0	$0.0	$75.0	$150.0	$150.0	$150.0

(2) Assumes TPS funding beginning July 1, 2004

Austin Associates LLC

Table 3.5	Eliminate Shareholders < 501 Shares
Parent Income Statement

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
PARENT INCOME:
DIVIDENDS FROM BANK			$0.0	$150.0	$200.0	$200.0	$200.0
INTEREST INCOME			$0.0	$1.3	$2.7	$2.9	$3.0
PARENT OPERATING INCOME - RENT INCOME			$204.0	$204.0	$204.0	$204.0	$204.0
EQUITY IN NET INCOME OF OTHER SUBSIDIARIES			$0.0	$0.0	$0.0	$0.0	$0.0
EQUITY IN NET INCOME OF VALRICO STATE BANK			$1,479.0	$1,309.9	$1,391.6	$1,535.0	$1,691.8

TOTAL INCOME			$1,683.0	$1,665.3	$1,798.3	$1,941.9	$2,098.8
PARENT EXPENSES:
INTEREST EXPENSE - TPS			$0.0	$75.0	$150.0	$150.0	$150.0
INTEREST EXPENSE - BORROWINGS			$102.0	$88.6	$83.4	$77.7	$71.6
INTEREST EXPENSE - NEW LOC			$0.0	$14.0	$28.0	$28.0	$28.0
OTHER EXPENSES			$142.0	$25.0	$28.0	$31.1	$34.3

BHC EXPENSES			$244.0	$202.6	$289.4	$286.8	$283.8
INCOME BEFORE TAX BENEFIT			$1,439.0	$1,462.7	$1,508.9	$1,655.1	$1,815.0
TAX BENEFIT (EXPENSE) OF PARENT			$0.0	($0.9)	$28.1	$27.2	$26.1
ACQUISITION COSTS			$0.0	$0.0	$0.0	$0.0	$0.0
INTANGIBLE AMORTIZATION			$0.0	$0.0	$0.0	$0.0	$0.0

PARENT NET INCOME	$744.0	$877.0	$1,439.0	$1,461.7	$1,537.0	$1,682.3	$1,841.1

Austin Associates LLC

Table 3.6	Eliminate Shareholders < 501 Shares
Parent Equity Reconciliation and Sources and Uses of Funds

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
PARENT EQUITY
BEGINNING EQUITY CAPITAL (EXC. FASB 115)	$6,354.0	$7,067.0	$8,004.0	$9,795.0	$7,590.6	$9,094.5	$10,743.7
ADD: NET INCOME	$744.0	$877.0	$1,439.0	$1,461.7	$1,537.0	$1,682.3	$1,841.1
DEDUCT: CASH DIVIDENDS PAID BY PARENT	$43.0	$43.0	$42.0	$37.6	$33.1	$33.1	$33.1
DEDUCT: SHARE REPURCHASE	N.A.	NA.	N.A.	$3,628.6	$0.0	$0.0	$0.0
ADD: OTHER ADJUSTMENTS	N.A.	NA.	$0.0	$0.0	$0.0	$0.0	$0.0
ADD: SALE OF STOCK	$12.0	$103.0	$394.0	$0.0	$0.0	$0.0	$0.0

ENDING EQUITY CAPITAL (EXC. FASB 115)	$7,067.0	$8,004.0	$9,795.0	$7,590.6	$9,094.5	$10,743.7	$12,551.6
FASB 115	$67.0	$369.0	$274.0	$274.0	$274.0	$274.0	$274.0

ENDING EQUITY CAPITAL	$7,134.0	$8,373.0	$10,069.0	$7,864.6	$9,368.5	$11,017.7	$12,825.6
SOURCE OF FUNDS:					Full Year
DIVIDENDS FROM VALRICO STATE BANK				$150.0	$200.0	$200.0	$200.0
NEW BORROWINGS ON LOC				$700.0	$0.0	$0.0	$0.0
TPS ISSUANCE				$3,000.0	$0.0	$0.0	$0.0
SALE OF STOCK				$0.0	$0.0	$0.0	$0.0
TAX BENEFIT (EXPENSE)				($0.9)	$28.1	$27.2	$26.1
PARENT OPERATING INCOME				$204.0	$204.0	$204.0	$204.0
INTEREST INCOME				$1.3	$2.7	$2.9	$3.0

TOTAL SOURCES				$4,054.4	$434.8	$434.1	$433.1
USE OF FUNDS:
INTEREST EXPENSE ON BORROWINGS				$88.6	$83.4	$77.7	$71.6
PRINCIPAL REPAYMENT ON BORROWINGS				$93.0	$101.0	$110.0	$119.0
INTEREST EXPENSE ON TPS				$75.0	$150.0	$150.0	$150.0
PRINCIPAL REPAYMENT ON TPS				$0.0	$0.0	$0.0	$0.0
INTEREST EXPENSE ON NEW LOC				$14.0	$28.0	$28.0	$28.0
PRINCIPAL REPAYMENT ON NEW LOC				$0.0	$0.0	$0.0	$0.0
ACQUISITION COSTS				$0.0	$0.0	$0.0	$0.0
CAPITAL INFUSION INTO BANK				$0.0	$0.0	$0.0	$0.0
STOCK REPURCHASE				$3,628.6	$0.0	$0.0	$0.0
BHC OTHER CASH EXPENSES				$25.0	$28.0	$31.1	$34.3
DIVIDENDS PAID BY PARENT				$37.6	$33.1	$33.1	$33.1

TOTAL USES				$3,961.7	$423.5	$429.9	$436.0
INCREASE IN CASH				$92.7	$11.3	$4.1	($2.9)
CASH BALANCE @ PARENT	$24.0	$53.0	$89.0	$181.7	$193.0	$197.1	$194.2

Austin Associates LLC

Table 3.7
Parent Balance Sheet	Eliminate Shareholders < 501 Shares
& Per Share Data

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
ASSETS:
CASH	$24.0	$53.0	$89.0	$181.7	$193.0	$197.1	$194.2
INVESTMENT SECURITIES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
LOANS	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INVESMENT IN VALRICO	$7,529.0	$8,602.0	$10,050.0	$11,359.9	$12,751.5	$14,286.6	$15,978.4
OTHER INVESTMENT IN SUBSIDIARIES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
INTANGIBLES	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
OTHER ASSETS	$1,594.0	$1,662.0	$1,624.0	$1,624.0	$1,624.0	$1,624.0	$1,624.0

TOTAL ASSETS	$9,147.0	$10,317.0	$11,763.0	$13,165.6	$14,568.5	$16,107.7	$17,796.6
LIABILITIES:
BORROWINGS	$2,010.0	$1,937.0	$1,582.0	$1,489.0	$1,388.0	$1,278.0	$1,159.0
NEW LOC	$0.0	$0.0	$0.0	$700.0	$700.0	$700.0	$700.0
TPS	$0.0	$0.0	$0.0	$3,000.0	$3,000.0	$3,000.0	$3,000.0
OTHER LIABILITIES	$3.0	$7.0	$112.0	$112.0	$112.0	$112.0	$112.0

TOTAL LIABILITIES	$2,013.0	$1,944.0	$1,694.0	$5,301.0	$5,200.0	$5,090.0	$4,971.0
EQUITY:
EQUITY CAPITAL	$7,134.0	$8,373.0	$10,069.0	$7,864.6	$9,368.5	$11,017.7	$12,825.6

LIABILITIES & CAPITAL	$9,147.0	$10,317.0	$11,763.0	$13,165.6	$14,568.5	$16,107.7	$17,796.6
PER SHARE DATA
SHARES OUTSTANDING	304,324	308,737	323,990	255,526	255,526	255,526	255,526
NET SHARES ISSUED	N.A.	4,413	15,253	(68,464)	0	0	0
ISSUANCE/REPURCHASE PRICE			N.A.	$53.00
AVERAGE BASIC SHARES OUTSTANDING	304,531	306,780	316,243	289,758	255,526	255,526	255,526
BASIC EARNINGS PER SHARE	$2.44	$2.86	$4.55	$5.04	$6.02	$6.58	$7.21
BOOK VALUE PER SHARE	$23.44	$27.12	$31.08	$30.78	$36.66	$43.12	$50.19
BOOK VALUE GROWTH RATE	N.A.	15.69%	14.59%	-0.97%	19.12%	17.60%	16.41%
AGGREGATE DIVIDENDS	$43.0	$43.0	$42.0	$37.6	$33.1	$33.1	$33.1
DIVIDENDS PER SHARE	$0.14	$0.14	$0.13	$0.13	$0.13	$0.13	$0.13
DIVIDEND PAYOUT RATIO	5.78%	4.90%	2.92%	2.57%	2.16%	1.97%	1.80%

Austin Associates LLC

Table 3.8
Consolidated Data	Eliminate Shareholders < 501 Shares
& Consolidated Ratios

	Actual			Projected Annually 2004-2007
	31-Dec-01	31-Dec-02	31-Dec-03	31-Dec-04		31-Dec-05	31-Dec-06	31-Dec-07
CONSOLIDATED ENDING ASSETS	$105,600.0	$114,960.0	$122,882.0	$132,846.2	$143,343.9	$154,681.5		$166,926.1
CONSOLIDATED LAST QUARTER AVG. TANGIBLE ASSETS	$108,567.0	$115,460.0	$125,151.0	$131,631.1	$142,031.7	$153,264.3		$165,395.6
CONSOLIDATED RISK-BASED ASSETS	$81,477.0	$88,111.0	$98,168.0	$105,891.5	$114,232.9	$123,241.6		$132,971.0
TANGIBLE COMMON EQUITY	$7,067.0	$8,004.0	$9,795.0	$7,590.6	$9,094.5	$10,743.7		$12,551.6
ALLOWABLE TPS IN TIER 1 CAPITAL	$0.0	$0.0	$0.0	$2,621.5	$3,000.0	$3,000.0		$3,000.0

TIER 1 CONSOLIDATED CAPITAL	$7,067.0	$8,004.0	$9,795.0	$10,212.1	$12,094.5	$13,743.7		$15,551.6
TIER 1 LEVERAGE RATIO	6.51%	6.93%	7.83%	7.76%	8.52%	8.97%		9.40%
TIER 1 RISK-BASED RATIO	8.67%	9.08%	9.98%	9.64%	10.59%	11.15%		11.70%
LOAN LOSS RESERVE IN TIER 2 CAPITAL	$978.0	$1,015.0	$1,206.0	$1,303.3	$1,407.6	$1,520.2		$1,641.8
OTHER TIER 2 CAPITAL	$0.0	$0.0	$0.0	$378.5	$0.0	$0.0		$0.0

TIER 2 CONSOLIDATED CAPITAL	$978.0	$1,015.0	$1,206.0	$1,681.8	$1,407.6	$1,520.2		$1,641.8
TOTAL RISK-BASED CAPITAL	$8,045.0	$9,019.0	$11,001.0	$11,893.9	$13,502.1	$15,263.9		$17,193.5
TOTAL RISK-BASED CAPITAL RATIO	9.87%	10.24%	11.21%	11.23%	11.82%	12.39%		12.93%
DEBT TO EQUITY RATIO (INCLUDING TPS)	28.17%	23.13%	15.71%	65.98%	54.31%	45.18%		37.89%
ROAA (CONSOLIDATED)	0.71%	0.78%	1.18%	1.14%	1.11%	1.13%		1.14%
ROAE (CONSOLIDATED)	N.A.	11.31%	15.61%	16.30%	17.84%	16.50%		15.44%

Austin Associates LLC

Valrico Bancorp, Inc. Stock Valuation As of 12/31/03 Presented by Richard F. Maroney, Jr. Managing Director & Principal Austin Associates, LLC March 02, 2004

Valuation Update Agenda Banking Market Update Projections/Discounted Cash Flow Value Net Asset Value Market Comparable Values Fair Market Value